AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 30, 2023

Securities Act File No. 333-249652

Investment Company Act File No. 811-23611

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No. __

☒	Post-Effective Amendment No. 12

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 13

JAMES ALPHA FUNDS TRUST

(a Delaware statutory trust)

(Exact Name of Registrant as Specified in Charter)

515 Madison Avenue
New York, New York 10022

(Address of Principal Executive Office)

(646) 201-4042

(Registrant’s Telephone Number, Including Area Code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801

(Name and Address of Agent for Service)

With copy to:

Matthew DiClemente, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600,

Philadelphia, Pennsylvania 19103

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	On April 1, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on [date] pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a) (2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment relates solely to the shares of the Easterly Total Hedge Portfolio and Easterly Income Opportunities Fund and does not affect the prospectuses and statements of additional information of the Registrant’s other series of shares.

PROSPECTUS

DATED APRIL 1, 2023

JAMES ALPHA FUNDS TRUST d/b/a EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Total Hedge Portfolio	N/A	N/A	JTHIX	JTHSX
Easterly Income Opportunities Fund	JASVX	JSVCX	JSVIX	JASSX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
EASTERLY TOTAL HEDGE PORTFOLIO	1
EASTERLY INCOME OPPORTUNITIES FUND	12
ADDITIONAL INFORMATION ON EACH FUND’S STRATEGIES AND RELATED RISKS	23
PRINCIPAL INVESTMENT RISKS	27
PORTFOLIO HOLDINGS DISCLOSURE	40
MANAGEMENT OF THE FUNDS	41
PRICING OF FUND SHARES	44
CHOOSING A SHARE CLASS	45
HOW TO PURCHASE SHARES	50
HOW TO REDEEM SHARES	52
MARKET TIMING AND FREQUENT TRADING POLICY	55
DIVIDENDS AND DISTRIBUTIONS	56
TAX CONSEQUENCES	57
DISTRIBUTION OF SHARES	58
FINANCIAL HIGHLIGHTS	60
APPENDIX A	A-1

FUND SUMMARY: EASTERLY TOTAL HEDGE PORTFOLIO

Investment Objective:

The Fund seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, for transactions in Class I and Class R6 shares, which are not reflected in the tables and examples below.

Shareholder Fees	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases as a % of offering price	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends as a % of offering price	None	None
Maximum Contingent Deferred Sales Charge (Load) as a % of offering price	None	None
Redemption Fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class R6
Management Fees	1.00%	1.00%
Distribution and/or Service Rule 12b-1 Fees	None	None
Other Expenses	0.83%	0.83%
Interest/Dividend Expense	0.01%	0.01%
Acquired Fund Fees and Expenses(1)	0.55%	0.55%
Total Annual Fund Operating Expenses before Fee Waiver and/or Expense Reduction/Reimbursement	2.39%	2.39%
Fee Waiver and/or Expense Reduction/Reimbursement	(0.35)%	(0.72)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reduction/Reimbursement(2)	2.04%	1.67%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies (except the Fund’s wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”)). These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap. The Total Annual Fund Operating Expenses in the above fee table will not correlate to the expense ratio in the Fund’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies (“Acquired Funds”).
(2)	Pursuant to an operating expense limitation agreement between Easterly Funds LLC, the Fund’s investment manager (“Easterly” or the “Adviser”), and the Fund, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of the Fund so that total annual Fund operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class I and Class R6 do not exceed 1.48% and 1.11%, respectively. The expense limitation agreement for Class I and Class R6 shares will be in effect through March 31, 2024. This operating expense limitation agreement cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the contractual fee waiver/expense reimbursement arrangement for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs, would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$207	$712	$1,244	$2,700
Class R6	$170	$677	$1,210	$2,671

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

1

During the most recent fiscal year, the portfolio turnover rate of the Fund was 186% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by attempting to outperform the returns of a variety of investment strategies offered by private funds. The private fund investment strategies the returns of which the Fund will seek to outperform include “hedged equity,” “event driven,” “macro,” and “relative value” strategies. These strategies are described below:

●	A hedged equity investment strategy typically involves establishing both long and short positions in equity or equity-linked instruments. A hedged equity strategy also may seek to manage risk by adopting “top-down” constraints on leverage, limits on net market exposure, net regional exposure and net sector exposure, position size limits, position stop-loss limits and parameters relating to the number of its positions. The Fund will seek to outperform the returns of various hedged equity investment strategies, such as, among others, equity market neutral, fundamental growth, fundamental value, quantitative directional strategies, short bias, and sectors such as energy, materials, technology and healthcare.

●	Event driven investment strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing. For example, merger arbitrage strategies seek to capitalize on price discrepancies and returns generated by a corporate transaction. Event driven investment strategies may purchase the common stock of a company being acquired and short the common stock of the acquirer in expectation of profiting from the price differential as a result of or in expectation of the consummation of the merger. The Fund will seek to outperform the returns of various event driven investment strategies, such as, among others, activist strategies, credit arbitrage, distressed investing, restructuring strategies and merger arbitrage.

●	Macro-based strategies aim to exploit macro-economic imbalances across the globe. Macro-based strategies may be implemented through a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities. The Fund will seek to outperform the returns of various macro-based investment strategies, such as, among others, active trading, commodity, currency, discretionary thematic, systematic diversified and multi-strategy.

●	Relative value strategies seek to identify and capitalize on valuation discrepancies between related financial instruments rather than on the direction of the general market. The Fund will seek to outperform the returns of various fixed income relative value strategies, such as, among others, asset-backed, master limited partnership (“MLP”), real estate, convertible arbitrage, corporate and sovereign strategies, as well as volatility investment strategies.

The Fund will seek to outperform the returns of private fund investment strategies by investing in a variety of asset classes, including global equities, global fixed income securities, currencies, commodities and rates, such as interest rates and measures of volatility.

The Fund expects to gain exposure to these asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, including affiliated funds, although the Fund may invest directly in currencies, equities and fixed income securities. The Fund also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. The derivatives instruments that may be utilized by the Fund include options, futures, options on futures, forward contracts and swaps. Derivatives may also be used to generate leverage, seek to profit from the underlying asset’s price fluctuations, or hedge the Fund’s exposure to an asset class, individual investment or group of investments.

The Fund’s equity exposure may include exposure to both U.S. and non-U.S. common stocks and preferred stocks of any size market capitalization. The Fund’s fixed income exposure may include exposure to securities issued by governments, government-related entities or public and private companies. The Fund may seek exposure to fixed income instruments that are rated below investment grade (i.e., junk bonds), particularly in seeking to outperform the returns of certain private fund strategies such as distressed investing. The types of swaps in which the Fund may invest include, among others, total return, index, interest rate, credit default and volatility swaps. The Fund may also invest in swaps having payments linked to the returns of indices, individual securities or pooled investment vehicles, including limited partnerships, limited liability companies, offshore corporations and commodity pools (collectively, “Underlying Pools”). There is no limit on the Fund’s exposure to foreign companies, foreign governments or foreign currencies, which may include exposure to emerging markets.

In constructing the Fund’s investments, the Adviser employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize hedged equity, event driven, macro and relative value strategies. The Adviser then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Adviser.

2

The Adviser then determines the appropriate percentage that each particular investment strategy should represent of the entire Fund and weights the exposure to that investment strategy accordingly. The private fund returns on which the Adviser’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private fund returns tracked by the Adviser, the factors driving those returns and the percentage weightings assigned by the Adviser to each investment strategy are all expected to change over time.

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agricultural/livestock. The Fund may hold investments with commodity exposure outside of the Subsidiary and, therefore, it is possible the Fund’s exposure to commodities could exceed 25%. The Subsidiary may also hold cash, money market instruments, including affiliated and unaffiliated money market funds and other fixed income instruments to serve as margin or collateral for the Subsidiary’s derivative positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The investment policies of the Subsidiary are the same as the investment policies of this sleeve of the Fund. The Subsidiary is subject to substantially the same investment restrictions and limitations, including asset coverage requirements, as are applicable to this sleeve of the Fund and will follow substantially the same compliance policies and procedures as the Fund, to the extent they are applicable. The Fund owns 100% of the Subsidiary’s interests.

Principal Risks:

There is no assurance that the Fund will achieve its investment objective. The Fund share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Interest Rate Risk – Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. The Fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation, and monetary policy, such as interest rate changes by the Federal Reserve. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Investment and Market Risk – An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) will occur that have significant impacts on issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility and exacerbate pre-existing risks to the Fund. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risk – The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. In particular, there is risk that the portfolio managers’ asset allocation decisions may be ill-timed and result in the Fund investing in one or more asset classes that fall out of favor or failing to invest in an asset class that is gaining momentum. This risk is heightened because the portfolio managers primarily use historical data to determine asset allocation weightings that may not be predictive of future results. In addition, certain historical data used by the portfolio managers in making asset allocation determinations is supplied by Hedge Fund Research, Inc. (“HFRI”), a third-party that collects performance data from active hedge funds, funds of funds and managed futures investment products. The Adviser does not guarantee the accuracy of the data supplied by HFRI. If HFRI ceases to supply this data, the portfolio managers will need to find other sources of historical asset allocation data, which could result in changes to the Fund’s asset allocation and lead to portfolio turnover.

3

Credit Risk – The issuer of fixed income instruments in which the Fund invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating. Credit ratings may not be an accurate assessment of liquidity or credit risk. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time.

Equity Securities Risk – The Fund is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. The Fund’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.

High Yield Bond (Junk Bond) Risk – High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and may be subject to greater risk of default.

The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Currency/Exchange Rate Risk – The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

Foreign Securities Risk – The Fund’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; less stringent investor protections and disclosure standards; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Emerging Market Securities Risk – Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Certain emerging market countries may be subject to less stringent requirements regarding regulatory, disclosure, accounting, auditing, financial reporting and record keeping standards and therefore, material information related to an investment may not be available or reliable. Securities law and the taxation systems in emerging market countries may change quickly and unpredictably. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

4

Government-Sponsored Enterprises Risk – U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. government. There is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Event-Linked Securities Risk – The type, frequency and severity of events that trigger an increase or decline in the value of or income from event-linked securities (“trigger events”) are difficult to predict. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the security or notional amount on a swap. Actual losses may vary greatly from expected losses that are based on predictions about trigger events and thus, the expected return on an investment with respect to such instruments is difficult to calculate. Event-linked securities may at any given time be illiquid, thus, the sale of these investments may be made at substantial discounts, delayed or impossible. Event-linked securities may also expose the Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Derivatives Risk – A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Fund’s initial investment. Over-the-counter (“OTC”) derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the amount of payments that it is contractually entitled to receive). The Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Adviser anticipated. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. The Fund’s use of derivatives also may be limited by the requirements for taxation of the Fund as a regulated investment company.

Special Risks of Futures – Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Fund. Further, exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Swaps – Swap transactions are structured as OTC two-party contracts and are often less liquid than other types of investments, and the Fund may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and certain SEC and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder.

5

It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Special Risks of Options – If the Fund sells (writes) a put option, there is risk that the Fund may be required to buy the underlying investment at a disadvantageous price. If the Fund sells (writes) a call option, there is risk that the Fund may be required to sell the underlying investment at a disadvantageous price. If the Fund purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Special Risks of Forward Foreign Currency Contracts – A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Fund of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Value Style Investing Risk – Value investing strategies involve obtaining exposure to individual investments or market sectors that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Because different types of investments go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during market downturns and when value investment strategies are out of favor.

Liquidity Risk – The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Adviser otherwise deems liquid could become illiquid before the Fund can exit its positions. The liquidity of the Fund’s assets may change over time. Because Rule 144A securities are subject to certain restrictions on secondary market trading, they may be less liquid than registered, publicly traded securities. Therefore, Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.

Underlying Pools Risk – Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Fund as an investor in swaps whose returns are based on the returns of the Underlying Pools. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in an Underlying Pool. The Underlying Pools will pay management fees, brokerage commissions and operating expenses, and may also pay performance based fees to each Underlying Pool manager, which may be reflected in the return earned by the Fund on swaps based on Underlying Pools. Underlying Pools are subject to specific risks, depending on the nature of the fund. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Pool will be profitable or avoid losses and, therefore, that the Fund’s investments based on these Underlying Pools will not lose money. The Underlying Pools on which a portion of the Fund’s returns will be based are not registered investment companies and, therefore, will not be subject to the same controls and regulatory protections as registered investment companies.

Commodities Risk – Exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, commodity index volatility, changes in monetary and exchange control programs, domestic and foreign political and economic events and policies, war, acts of terrorism, population growth and changing demographics, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, changes in real or perceived domestic and foreign inflationary trends and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, pandemics, changes in storage costs, competition from substitute products, transportation bottlenecks or shortages, embargoes, tariffs, changes in import controls and worldwide competition, other regulatory developments and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Also, ETFs and certain other commodity-linked derivative investments may subject the Fund indirectly through the Subsidiary to leveraged market exposure for commodities.

Medium and Small Capitalization Company Risk – Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies.

6

Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Hedging Strategy Risk – Attempting to outperform the investment strategies of private funds that are hedged or otherwise seek reduced market exposure through short positions or other hedging techniques may produce an investment portfolio with reduced exposure to market risk. As a result, the Fund will likely underperform the broader equity markets during market rallies. In addition, the hedging strategies of the private funds whose returns are tracked by the Adviser may not be successful in reducing market risk and, in turn, the Fund may not provide protection from losses during market downturns.

Counterparty Risk – Certain derivative and OTC instruments in which the Fund may invest, such as OTC swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations. The Adviser attempts to mitigate this risk by not entering into transactions with any counterparty that the Adviser believes does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

Growth Style Investing Risk – Growth investing involves buying stocks that have relatively high price-to earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Mortgage- and Asset-Backed Securities Risk – Mortgage-backed and asset-backed securities have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, mortgage-backed and asset-backed securities may be more sensitive to changes in interest rates. This is partly due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Investments in mortgage-backed and asset-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Adviser could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV.

Mortgage-backed and asset-backed securities are also subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. In addition, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Additionally, mortgage-backed and asset-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain mortgage-backed and asset-backed securities may face valuation difficulties and may be more volatile and less liquid than other types of mortgage-backed securities, asset-backed securities, mortgage-related securities and debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. The risks associated with mortgage-backed securities typically become elevated during periods of distressed economic, market, health and labor conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect the Fund’s investments in mortgage-backed securities.

MLP Risk – An MLP is a public limited partnership or limited liability company. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the OTC market. The ability to trade on a public exchange or in the OTC market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements.

7

Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. Investments in MLPs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by MLPs in which it invests. Such expenses are not reflected in the above fee table. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.

MLP Tax Risk – MLPs generally do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.

The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

Exchange-Traded Notes (“ETN”) Risk – Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the unavailability of a secondary market. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees.

ETNs are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN, which may cause the Fund’s operating expenses to be higher and its performance to be lower.

Quantitative Strategy Risk – The Fund will use quantitative mathematical models that rely on patterns inferred from historical prices, performance returns and other financial data in evaluating prospective investments. However, most quantitative models cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact the performance of the Fund. Further, as market dynamics shift over time, a previously highly successful model may become outdated – perhaps without the Adviser recognizing that fact before substantial losses are incurred. Moreover, there are an increasing number of market participants who rely on quantitative mathematical models. These models may be similar to those used by the Fund, which may result in a substantial number of market participants taking the same action with respect to an investment and some of these market participants may be substantially larger than the Fund.

Investments selected using these models may perform differently than expected and technical issues in the construction and implementation of the models may occur. The data utilized by the Adviser’s models will be based on only those private funds to which the Adviser has access, which is a subset of the entire private fund universe and which may change over time. If the data utilized by the Adviser proves to be incorrect, the Fund may suffer losses.

8

Risk of Investing in Other Investment Companies – Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, such as ETFs and closed-end funds, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees as a result of the Fund’s investments in other investment companies, such as mutual funds, ETFs, and closed-end funds. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value (“NAV”) of the shares and the listing exchange may halt trading of the ETF’s shares. If all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day. ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.

Short Sales Risk – Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing the Fund to incur a loss. A short position in a security poses more risk than holding a long position in the same security. As there is no limit on how much the price of the security can increase, the Fund’s exposure is theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs when selling securities short. In addition, taking short positions in securities results in a form of leverage which may increase the volatility of the Fund.

Subsidiary Risk – By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The principal investments in which the Subsidiary may invest are derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund, as the sole investor in the Subsidiary, will not have the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Subsidiary and the Fund and its shareholders. There is no guarantee that the investment objectives of the Subsidiary will be achieved.

Tax Risk – The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”). Generally, income from commodities is not qualifying income. Accordingly, the Fund intends to invest in commodities and commodity-linked derivatives through the Subsidiary and, consistent with Treasury regulations, treat income from the Subsidiary as qualifying income. If the Fund’s income and gains from the Fund’s investment in the Subsidiary is viewed as nonqualifying income, the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board would consider what action to take, which could include a significant change in investment strategy or liquidation. For more information, please see the “Certain Tax Considerations” section in the Fund’s Statement of Additional Information (“SAI”).

Portfolio Turnover Risk – The frequency of the Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in higher taxes. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

9

Performance:

The Fund has adopted the performance of the James Alpha Total Hedge Portfolio, a series of The Saratoga Advantage Trust (the “Predecessor Portfolio”), as the result of a reorganization of the Predecessor Portfolio into the Fund, which was consummated after the close of business on March 19, 2021 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Class I shares from year-to-year and by showing how the average annual returns for 1 year, 5 years, and since inception of the Predecessor Portfolio compare with those of the HFRI Fund Weighted Composite Index. The past performance of the Fund and Predecessor Portfolio (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The returns shown for periods ending on or prior to March 19, 2021 are those of the Class I and Class S shares of the Predecessor Portfolio. Class A, Class C and Class I shares of the Predecessor Portfolio were reorganized into Class I shares of the Fund and Class S shares of the Predecessor Portfolio were reorganized into Class R6 shares of the Fund after the close of business on March 19, 2021. Class I and Class R6 shares’ returns of the Fund will be different from the returns of the Predecessor Portfolio as they have different expenses.

You may obtain the Fund’s updated performance information by calling toll free (833) 999-2636 or by visiting www.EasterlyFunds.com/funds/.

CLASS I ANNUAL TOTAL RETURNS – CALENDAR YEARS

Best Quarter:	Q2 2020	12.74%
Worst Quarter:	Q1 2020	-14.41%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2022)

	1 Year	5 Years	Life of Fund(1)
Class I Shares
Return Before Taxes	-10.62%	2.28%	2.95%
Return After Taxes on Distributions	-11.46%	1.04%	1.75%
Return After Taxes on Distributions and Sale of Fund Shares	-6.16%	1.35%	1.88%
Class R6 Shares
Return Before Taxes	-10.32%	2.57%	3.21%
HFRI Fund Weighted Composite Index(2) (reflects no deduction for fees, expenses or taxes)	-4.14%	4.43%	4.92%

(1)	The Predecessor Portfolio commenced operations on June 30, 2017.
(2)	The HFRI family of indices reserves the right to revise historical performance data following the as of date. The performance shown was calculated using current, available data at the time of filing, but is subject to change outside of the control of the Fund and its affiliates.

10

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for other classes will vary.

Management

Investment Adviser: Easterly Funds LLC

Portfolio Manager:

Akos Beleznay, PhD	Chief Investment Officer of the Adviser; Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Portfolio since its inception in 2017).

Purchase and Sale of Fund Shares: In general, you may purchase, exchange, or redeem shares of the Fund on any day the New York Stock Exchange is open for business. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Generally, the minimum initial purchase for Class I shares is $1 million. Class R6 shares are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under Choosing a Share Class in the Fund’s prospectus. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Fund.

Tax Information: Distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions may be taxed when withdrawn from the tax-advantaged account. The Fund’s investment techniques may cause more of the Fund’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

FUND SUMMARY: EASTERLY INCOME OPPORTUNITIES FUND

Investment Objective:

The Fund seeks to provide a high level of risk-adjusted current income and capital appreciation. Capital preservation is a secondary objective.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, for transactions in Class I and Class R6 shares, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Easterly Funds. More information about these and other discounts is available from your financial professional and in the Choosing a Share Class section on page 45 of this Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Shareholder Fees	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases as a % of offering price	2.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends as a % of offering price	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) as a % of offering price	None[1]	1.00%	None	None
Redemption Fee	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	1.20%	1.20%	1.20%	1.20%
Distribution and/or Service Rule 12b-1 Fees	0.25%	1.00%	None	None
Other Expenses	0.34%	0.34%	0.34%	0.34%
Interest/Dividend Expense	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses before Fee Waiver and/or Expense Reduction/Reimbursement	1.86%	2.61%	1.61%	1.61%
Fee Waiver and/or Expense Reduction/ Reimbursement	(0.06)%	(0.06)%	(0.06)%	(0.43)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reduction/Reimbursement(2)	1.80%	2.55%	1.55%	1.18%

(1)	A contingent deferred sales charge may apply in some cases. See “Choosing a Share Class - Class A Shares.”
(2)	Pursuant to an operating expense limitation agreement between Easterly Funds LLC, the Fund’s investment manager (“Easterly” or the “Adviser”), and the Fund, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of the Fund so that total annual Fund operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class A, Class C, Class I and Class R6 do not exceed 1.73%, 2.48%, 1.48%, and 1.11%, respectively. The expense limitation agreement for Class A, Class C, Class I, and Class R6 shares will be in effect through March 31, 2024. This operating expense limitation agreement cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the contractual fee waiver/expense reimbursement arrangement for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs, would be:

12

If the shares are redeemed at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$379	$767	$1,180	$2,331
Class C	$358	$806	$1,380	$2,940
Class I	$158	$502	$870	$1,906
Class R6	$120	$466	$836	$1,875

If the shares are not redeemed:

	1 Year	3 Years	5 Years	10 Years
Class A	$379	$767	$1,180	$2,331
Class C	$258	$806	$1,380	$2,940
Class I	$158	$502	$870	$1,906
Class R6	$120	$466	$836	$1,875

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 77% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objectives, under normal conditions, by investing in structured credit securities and other fixed income securities. Structured credit securities include, but are not limited to, mortgage-backed securities (“MBS”), including residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”); asset-backed securities (“ABS”); collateralized mortgage obligations (“CMOs”); collateralized loan obligations (“CLOs”); collateralized bond obligations (“CBOs”); collateralized debt obligations (“CDOs”); mortgage derivatives such as stripped RMBS and inverse floaters; and other securitized assets. A stripped RMBS is created when a traditional RMBS is split into an interest-only and a principal-only strip. A stripped RMBS gives its holder the right to interest payments or principal payments, but not both. An inverse floater is a type of derivative instrument with a floating or variable interest rate that moves in the opposite direct of the interest rate on another security, usually a floating rate note. The use of inverse floaters by the Fund creates effective leverage.

The Fund’s investments in RMBS may include agency and nonagency RMBS, including to-be-announced MBS (“TBA”) and non-U.S. dollar denominated RMBS. The Fund’s investments in CMOs may include whole loan CMOs backed by prime, Alt-A and subprime collateral. The Sub-Adviser considers prime loans to represent borrowers with good to excellent credit; the Sub-Adviser considers subprime loans to represent borrowers with a higher risk of default than loans to prime borrowers and therefore carry higher interest rates; and the Sub-Adviser considers Alt-A loans to represent borrowers with a credit risk profile between that of prime and subprime loans. The Fund may invest without limit in securitizations backed by Alt-A or subprime loans, and expects that most Alt-A and subprime securitizations in which the Fund intends to invest will be composed entirely of such loans. The Fund’s investments in ABS include ABS backed by student loans, auto loans, or nontraditional collateral such as single family rentals and aircraft leases.

The Fund concentrates its investments (i.e., invests more than 25% of its net assets) in RMBS, CMBS and other mortgage-related securities (such as CMOs), and treats such investments as investments in a group of industries. The Fund may also invest in corporate bonds and other fixed income securities. The Fund seeks to outperform the Bloomberg U.S. Aggregate Bond Index with lower volatility than that index.

The Fund seeks to minimize interest rate risk by maintaining a short to intermediate average portfolio duration (i.e., within a zero to three (0 to 3) year range), as calculated by the Sub-Adviser, although the Fund’s average duration may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. In addition, the Sub-Adviser manages the liquidity of the Fund’s holdings at both the individual security level and the portfolio level, using a proprietary technique that attempts to optimize the tradeoff between the yield and liquidity of the portfolio.

13

In pursuing its objective, the Fund may sell securities short from time to time, predominately in conjunction with long positions with similar characteristics for the purposes of hedging or managing interest rate or credit spread risk, or occasionally for exploiting relative value differences between two securities, not for predicting the overall direction of the market. The Fund may also employ TBA for these short selling activities. TBA sales are forward-settling sales of agency MBS where the underlying pools of mortgage loans are not known at the time of the original transaction, but are announced just before settlement based on a “cheapest-to-deliver” algorithm.

The Fund may invest in options, futures and swaps (including interest rate swaps, credit default swaps, total return swaps and swaptions). The Fund may invest in such instruments, without limitation, for hedging purposes designed to manage interest rate, credit spread and other risks.

The Fund may invest without limit in debt securities that are rated below investment grade (also known as “junk bonds”). The Fund does not have a target allocation to investment grade or below investment grade securities, but may invest a significant portion of its assets in non-agency RMBS, which are below investment grade securities. The Sub-Adviser defines investment grade securities as those that are rated BBB or higher by S&P Global Ratings (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), for example, or are rated investment grade by any other Nationally Recognized Statistical Rating Organization (“NRSRO”), or if unrated, determined by the Sub-Adviser to be of comparable quality.

The Fund may invest a significant portion of its assets in Rule 144A securities, as a significant portion of current issuance in the ABS and MBS markets are Rule 144A securities. Rule 144A securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and can be traded only among large institutional buyers and sellers, including the Fund, that meet the requirements of Rule 144A.

The Fund employs a value style investing approach that seeks to invest in securities providing undervalued cash flows within markets the Sub-Adviser deems inefficient. When investing Fund assets in all types of securities, the Sub-Adviser analyzes their expected future cash flows based on collateral composition and expected performance, deal structure including credit enhancement, state variables such as interest shortfalls and servicer advances and other factors in order to project expected return parameters such as yield and average life. The Sub-Adviser employs a comprehensive risk management process tailored to the securities held in the Fund that considers systematic risk, cash flow risk and liquidity risk of the securities.

The Sub-Adviser, using a proprietary quantitative analysis model, projects security cash flows and values such cash flows at what it deems to be the appropriate discount rate based on price discovery resulting from relatively active trading and publicly available pricing information.

The Sub-Adviser’s proprietary quantitative analysis model to evaluate RMBS securities considers borrower and servicer behavior in projecting, at the loan-level, prepayment and default probability, default severity, and other factors affecting the cash flows of the security, which are then analyzed not only to identify undervalued securities, but also to stress test the credit risk of those securities.

The Sub-Adviser considers selling securities when such securities have reached their price/valuation targets. The Sub-Adviser may also consider selling securities when the Sub-Adviser believes securities have become overvalued, and replacing them with securities the Sub-Adviser believes to be undervalued to seek to offer the Fund better relative value and performance expectations. The Sub-Adviser may also sell and replace securities as necessary to rebalance and align the portfolio with its overall risk parameter targets.

Principal Risks:

There is no assurance that the Fund will achieve its investment objectives. The Fund share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Mortgage- and Asset-Backed Securities Risk – MBS and ABS have different risk characteristics than traditional debt securities because principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, MBS and ABS may be more sensitive to changes in interest rates. This is partly due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline.

14

Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Investments in MBS and ABS are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Adviser could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV.

MBS and ABS are also subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. In addition, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Additionally, MBS and ABS are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain MBS and ABS may face valuation difficulties and may be more volatile and less liquid than other types of MBS, ABS, mortgage-related securities and debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a MBS and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. The risks associated with mortgage-backed securities typically become elevated during periods of distressed economic, market, health and labor conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect the Fund’s investments in mortgage-backed securities.

Sub-Prime and Alt-A Mortgage Risk – Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting process. The loan collateral backing some MBS may be considered “subprime” or “Alt-A” at the time of loan origination based on the lower credit quality or other risk factors of the borrower, making it more likely to default than loans considered “prime.” The overall credit risk of MBS is a function of a number of factors, primarily the seniority of the bond in the capital structure, the amount and type of credit enhancement, and the type and performance of the loan collateral. Therefore, all else equal with respect to seniority and credit enhancement, MBS backed by subprime or Alt-A collateral pose more credit risk to the Fund than those backed by prime loan collateral. In addition, the Fund may experience difficulty in the management and reinvestment of its investments subprime or Alt-A mortgage loans due to fluctuating interest rates and market volatility and the Fund may incur losses on such investments.

CLO, CBO, and CDO Risk – A CLO is a trust typically collateralized by a pool of loans. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. A CDO is a trust backed by other types of assets representing obligations of various parties. For CLOs, CBOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches. Each tranche has an inverse risk-return relationship and varies in risk and yield. The investment grade tranches have first priority on the cash flows of the underlying loan pool, but at lower rates of return than the subordinated or below investment grade tranches, whose collateral bears the first losses of the pool but have higher rates of return. The “equity” tranche, for example, bears the initial risk of loss resulting from defaults and offers some protection from defaults to the other more senior tranches from default in all but the most severe circumstances. Despite the protection from the equity tranche, more senior tranches of CLOs, CBOs and other CDOs are still exposed to substantial credit risk. CLOs, CBOs and other CDOs are generally unregistered private placements governed by Rule 144A, and thus, have additional liquidity risk. CLOs, CBOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to CLO, CBO or other CDO managers; (iv) the risk associated with the Fund investing in CLOs, CBOs or other CDOs that are subordinate to other classes; and (v) the complexity of the structure of the security may produce disputes with the issuer or unexpected investment results. To the extent that the Fund invests in other types of derivatives issued in tranches, some or all of these risks may apply.

Stripped Mortgage-Backed Securities Risk – Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (“IO”) and Principal Only (“PO”). The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

15

Credit Spread Risk – Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Credit Risk – The issuer of fixed income instruments in which the Fund invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating. Credit ratings may not be an accurate assessment of liquidity or credit risk. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time.

Real Estate Risk – MBS investments are subject to real estate risk, as the underlying loans securitizing the MBS are themselves collateralized by residential or commercial real estate. In the event real estate prices fall, the credit risk of MBS increases in at least two ways. First, a homeowner or landlord may be more likely to default on a mortgage if the real estate being financed is worth less that the loan balance (i.e., a negative equity position). Second, in the event of a default for whatever reason, the value of the real estate securing the loan would be lower, potentially resulting in a lower recovery.

Investment Focus Risk – To the extent the Fund invests a greater amount in any one sector or industry, such as real estate mortgage-related securities, the Fund’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Interest Rate Risk – Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. The Fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation, and monetary policy, such as interest rate changes by the Federal Reserve. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

London Interbank Offered Rate (“LIBOR”) Transition Risk – The Fund invests in financial instruments that may have floating or variable rate calculations for payment obligations or financing terms based on LIBOR, which is the benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates were phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The impact of the discontinuation of LIBOR and the transition to an alternative rate on the Fund’s portfolio remains uncertain. There can be no guarantee that financial instruments that transition to an alternative reference rate will retain the same value or liquidity as they would otherwise have had. This announcement and any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on the value of the Fund’s investments, performance or financial condition, and might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates.

High Yield Bond (Junk Bond) Risk – High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and may be subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Liquidity Risk – The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Sub-Adviser otherwise deems liquid could become illiquid before the Fund can exit its positions. The liquidity of the Fund’s assets may change over time. Because Rule 144A securities are subject to certain restrictions on secondary market trading, they may be less liquid than registered, publicly traded securities. Therefore, Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.

16

Investment and Market Risk – An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter (“OTC”) markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) will occur that have significant impacts on issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility and exacerbate pre-existing risks to the Fund. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Quantitative Strategy Risk – The Fund may use quantitative mathematical models that rely on patterns inferred from historical prices and other financial data in evaluating prospective investments. However, most quantitative models cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact the performance of the Fund. Further, as market dynamics shift over time, a previously highly successful model may become outdated - perhaps without the Sub-Adviser recognizing that fact before substantial losses are incurred. Moreover, there are an increasing number of market participants who rely on quantitative mathematical models. These models may be similar to those used by the Fund, which may result in a substantial number of market participants taking the same action with respect to an investment and some of these market participants may be substantially larger than the Fund.

Government Securities Risk – The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to investment and market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Management Risk – There is no guarantee that the investment techniques and risk analysis used by the portfolio managers will produce the desired results. The Fund’s successful pursuit of its investment objectives depends upon the Sub-Adviser’s proprietary quantitative analysis model and the Sub-Adviser’s ability to manage the Fund in accordance with such model. The Sub-Adviser’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect.

Derivatives Risk – A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Fund’s initial investment. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the amount of payments that it is contractually entitled to receive). The Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Adviser or Sub-Adviser anticipated.

17

Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance. Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. The Fund’s use of derivatives also may be limited by the requirements for taxation of the Fund as a regulated investment company.

Special Risks of Swaps – Swap transactions are structured as OTC two-party contracts and are often less liquid than other types of investments, and the Fund may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations.

The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller” or “seller of protection”) receives pre-determined periodic payments from the other party (the “buyer” or “buyer of protection”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened credit and counterparty risks. The Fund will not act as a seller of protection.

A swaption is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars.

Special Risks of Options – If the Fund sells (writes) a put option, there is risk that the Fund may be required to buy the underlying investment at a disadvantageous price. The Fund intends to only sell put options on securities that it owns (referred to as “covered” put options). If the Fund sells (writes) a call option, there is risk that the Fund may be required to sell the underlying investment at a disadvantageous price. If the Fund purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Special Risks of Futures – Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Fund. Further, exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events.

18

Special Risks of Inverse Floaters – Inverse variable or floating rate obligations, sometimes referred to as inverse floaters, are a type of OTC derivative debt instrument with a variable or floating coupon rate that moves in the opposite direction of an underlying reference, typically short-term interest rates. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement, which could result in significant losses for the Fund. An inverse floater may have the effect of investment leverage to the extent that its coupon rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest, which could result in increased losses for the Fund. Inverse floaters can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, currency/exchange rate risk and interest rate risk, while also exposing the Fund to counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Hedging Strategy Risk – The Fund’s hedging strategy is designed to reduce, but not eliminate, losses resulting from volatility and market declines. Even where the hedging strategy is used successfully, the Fund is likely to experience loss in value during periods of volatility and/or market declines. It is important to know that the hedging strategy is not intended to hedge all risk in the Fund and may not be successful in reducing volatility or offsetting market declines, and may result in losses. Also, the hedging strategy may prevent the Fund from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Fund’s use of derivatives will increase the Fund’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Fund did not include the hedging strategy.

Short Sales Risk – Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing the Fund to incur a loss. A short position in a security poses more risk than holding a long position in the same security. As there is no limit on how much the price of the security can increase, the Fund’s exposure is theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs when selling securities short. In addition, taking short positions in securities results in a form of leverage which may increase the volatility of the Fund.

Counterparty Risk – Certain derivative and OTC instruments in which the Fund may invest, such as OTC swaps and options, are subject to the risk that the other party to a contract will not fulfill its contractual obligations. The Sub-Adviser attempts to mitigate this risk by not entering into transactions with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

Currency/Exchange Rate Risk – The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

Regulatory Risk – Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries, or countries. In addition, possible legislation in the area of residential mortgages, credit cards and other consumer loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments.

When-Issued Securities Risk – The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Also, a when-issued security transaction has potentially more counterparty risk than a regularly settling trade because of the potentially extended settlement period, which increases the risk that the other party to the when-issued transaction fails to consummate the trade, resulting in a loss to the Fund or missed opportunity to profit from the trade.

TBA Securities Risk – The Fund may buy or sell TBA securities, particularly in the case of agency MBS, for which there is an extremely active, liquid market. TBA are forward-settling trades where the underlying pools of mortgage loans are not known at the time of the original transaction but that meet specified terms and are announced just before settlement based on a “cheapest-to-deliver” algorithm. These transactions are essentially futures transactions, involve when-issued securities, and can be short sales. Therefore, they involve all the risks associated with those instruments and transactions, described herein.

Basis Risk – Basis risk refers to, among other things, the lack of the desired or expected correlation between a hedging instrument or strategy and the underlying assets being hedged. This results in reduced effectiveness of the hedging instrument or strategy, which adversely effects the Fund in terms of increased hedging costs or reduced risk mitigation.

19

Value Style Investing Risk – Value investing strategies involve obtaining exposure to individual investments or market sectors that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Because different types of investments go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during market downturns and when value investment strategies are out of favor.

Portfolio Turnover Risk – The frequency of the Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in higher taxes. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

The Fund has adopted the performance of the James Alpha Structured Credit Value Portfolio, a series of The Saratoga Advantage Trust (the “Predecessor Portfolio”) as the result of a reorganization of the Predecessor Portfolio into the Fund, which was consummated after the close of business on March 19, 2021 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Class I shares from year-to-year and by showing how the average annual returns for 1 year and since inception of the Predecessor Portfolio compare with those of the Bloomberg US Aggregate Bond Index. The past performance of the Fund and Predecessor Portfolio (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The returns shown for periods ending on or prior to March 19, 2021 are those of the Class A, Class C, Class I, and Class S shares of the Predecessor Portfolio. Class A, Class C, Class I, and Class S shares of the Predecessor Portfolio were reorganized into Class A, Class C, Class I, and Class R6 shares of the Fund, respectively, after the close of business on March 19, 2021. Class A, Class C, Class I, and Class R6 shares’ returns of the Fund will be different from the returns of the Predecessor Portfolio as they have different expenses.

You may obtain the Fund’s updated performance information by calling toll free (833) 999-2636 or by visiting www.EasterlyFunds.com/funds/.

CLASS I ANNUAL TOTAL RETURNS – CALENDAR YEARS

Best Quarter:	Q2 2020	11.78%
Worst Quarter:	Q1 2020	-4.40%

20

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2022)

	1 Year	Life of Fund(1)
Class I Shares
Return Before Taxes	-6.27%	4.71%
Return After Taxes on Distributions	-8.28%	2.39%
Return After Taxes on Distributions and Sale of Fund Shares	-3.69%	2.68%
Class A Shares
Return Before Taxes	-8.45%	3.50%
Class C Shares
Return Before Taxes	-8.09%	3.83%
Class R6 Shares
Return Before Taxes	-5.90%	5.10%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.24%

(1)	The Predecessor Portfolio commenced operations on August 21, 2018.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for other classes will vary.

Management

Investment Adviser: Easterly Funds LLC

Sub-Adviser: Orange Investment Advisors, LLC

Portfolio Managers:

The following individuals serve as the Fund’s day-to-day portfolio managers:

Jay Menozzi	Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Portfolio since its inception in 2018).
Boris Peresechensky	Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Portfolio since its inception in 2018).

Purchase and Sale of Fund Shares: In general, you may purchase, exchange, or redeem shares of the Fund on any day the New York Stock Exchange is open for business. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Generally, the minimum initial purchase for Class A and Class C shares is $2,500 and the minimum initial purchase for Class I shares is $1 million. Class R6 shares are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under Choosing a Share Class in the Fund’s prospectus. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Fund.

21

Tax Information: Distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions may be taxed when withdrawn from the tax advantaged account. The Fund’s investment techniques may cause more of the Fund’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22

ADDITIONAL INFORMATION ON EACH FUND’S STRATEGIES AND RELATED RISKS

Investment Objectives:

Easterly Total Hedge Portfolio	The Fund seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.
Easterly Income Opportunities Fund	The Fund seeks to provide a high level of risk-adjusted current income and capital appreciation with a secondary objective of capital preservation.

Each Fund’s investment objective(s) are non-fundamental and may be changed by the Board without shareholder approval.

Principal Investment Strategies:

The following provides additional information regarding each Fund’s investment strategies described at the front of this Prospectus.

Easterly Total Hedge Portfolio

The Fund seeks to achieve its investment objective by attempting to outperform the returns of a variety of investment strategies offered by private funds. The private fund investment strategies the returns of which the Fund will seek to outperform include “hedged equity,” “event driven,” “macro,” and “relative value” strategies. These strategies are described below:

●	A hedged equity investment strategy typically involves establishing both long and short positions in equity or equity-linked instruments. A hedged equity strategy also may seek to manage risk by adopting “top-down” constraints on leverage, limits on net market exposure, net regional exposure and net sector exposure, position size limits, position stop-loss limits and parameters relating to the number of its positions. The Fund will seek to outperform the returns of various hedged equity investment strategies, such as, among others, equity market neutral, fundamental growth, fundamental value, quantitative directional strategies, short bias, and sectors such as energy, materials, technology and healthcare.

●	Event driven investment strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing. For example, merger arbitrage strategies seek to capitalize on price discrepancies and returns generated by a corporate transaction. Event driven investment strategies may purchase the common stock of a company being acquired and short the common stock of the acquirer in expectation of profiting from the price differential as a result of or in expectation of the consummation of the merger. The Fund will seek to outperform the returns of various event driven investment strategies, such as, among others, activist strategies, credit arbitrage, distressed investing, restructuring strategies and merger arbitrage.

●	Macro-based strategies aim to exploit macro-economic imbalances across the globe. Macro-based strategies may be implemented through a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities. The Fund will seek to outperform the returns of various macro-based investment strategies, such as, among others, active trading, commodity, currency, discretionary thematic, systematic diversified and multi-strategy.

●	Relative value strategies seek to identify and capitalize on valuation discrepancies between related financial instruments rather than on the direction of the general market. The Fund will seek to outperform the returns of various fixed income relative value strategies, such as, among others, asset-backed, master limited partnership (“MLP”), real estate, convertible arbitrage, corporate and sovereign strategies, as well as volatility investment strategies.

The “event driven,” “macro,” and “relative value” strategies are “hedged” strategies. For example, event driven and relative value strategies typically utilize hedges to limit market exposure. Relative value strategy managers may hedge, limit or offset interest rate exposure to isolate the risk of a position to strictly the yield disparity of the instrument relative to lower risk instruments.

The Fund will seek to outperform the returns of private fund investment strategies by investing in a variety of asset classes, including global equities, global fixed income securities, currencies, commodities and rates, such as interest rates and measures of volatility.

The Fund expects to gain exposure to these asset classes primarily through exchange-traded products such as ETNs, ETFs and mutual funds, including affiliated funds, although the Fund may invest directly in currencies, equities and fixed income securities.

23

The Fund also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. The derivatives instruments that may be utilized by the Fund include options, futures, options on futures, forward contracts and swaps. Derivatives may also be used to generate leverage, seek to profit from the underlying asset’s price fluctuations, or hedge the Fund’s exposure to an asset class, individual investment or group of investments.

The Fund’s equity exposure may include exposure to both U.S. and non-U.S. common stocks and preferred stocks of any size market capitalization. The Fund’s fixed income exposure may include exposure to securities issued by governments, government-related entities or public and private companies. The Fund may seek exposure to fixed income instruments that are rated below investment grade (i.e., junk bonds), particularly in seeking to outperform the returns of certain private fund strategies such as distressed investing. The types of swaps in which the Fund may invest include, among others, total return, index, interest rate, credit default and volatility swaps. The Fund may also invest in swaps having payments linked to the returns of Underlying Pools. There is no limit on the Fund’s exposure to foreign companies, foreign governments or foreign currencies, which may include exposure to emerging markets.

In constructing the Fund’s investments, the Adviser employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize hedged equity, event driven, macro and relative value strategies. The Adviser then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Adviser. The Adviser then determines the appropriate percentage that each particular investment strategy should represent of the entire Fund and weights the exposure to that investment strategy accordingly. The private fund returns on which the Adviser’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private fund returns tracked by the Adviser, the factors driving those returns and the percentage weightings assigned by the Adviser to each investment strategy are all expected to change over time.

The Fund may invest up to 25% of its total assets in the Subsidiary to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agricultural/livestock. The Fund may hold investments with commodity exposure outside of the Subsidiary and, therefore, it is possible the Fund’s exposure to commodities could exceed 25%. The Subsidiary may also hold cash, money market instruments, including affiliated and unaffiliated money market funds and other fixed income instruments to serve as margin or collateral for the Subsidiary’s derivative positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The investment policies of the Subsidiary are the same as the investment policies of this sleeve of the Fund. The Subsidiary is subject to substantially the same investment restrictions and limitations, including asset coverage requirements, as are applicable to this sleeve of the Fund and will follow substantially the same compliance policies and procedures as the Fund, to the extent they are applicable. The Fund owns 100% of the Subsidiary’s interests.

Other Information Regarding the Fund’s Investment Strategy

The Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested. Maintaining cash positions may also subject the Fund to additional risks and costs, such as increased counterparty risk exposure to the custodian bank holding the assets held in cash.

In attempting to meet its investment objective or to manage subscription and redemption requests, the Fund may engage in active and frequent trading of portfolio securities.

Easterly Income Opportunities Fund

The Fund seeks to achieve its investment objectives, under normal conditions, by investing in structured credit securities and other fixed income securities. Structured credit securities include, but are not limited to, MBS, including RMBS, CMBS; ABS; CMOs; CLOs; CBOs; CDOs; mortgage derivatives such as stripped RMBS and inverse floaters; and other securitized assets. A stripped RMBS is created when a traditional RMBS is split into an interest-only and a principal-only strip. A stripped RMBS gives its holder the right to interest payments or principal payments, but not both. An inverse floater is a type of derivative instrument with a floating or variable interest rate that moves in the opposite direct of the interest rate on another security, usually a floating rate note. The use of inverse floaters by the Fund creates effective leverage.

24

The Fund’s investments in RMBS may include agency and nonagency RMBS, including TBA and non-U.S. dollar denominated RMBS. The Fund’s investments in CMOs may include whole loan CMOs backed by prime, Alt-A and subprime collateral. The Sub-Adviser considers prime loans to represent borrowers with good to excellent credit; the Sub-Adviser considers subprime loans to represent borrowers with a higher risk of default than loans to prime borrowers and therefore carry higher interest rates; and the Sub-Adviser considers Alt-A loans to represent borrowers with a credit risk profile between that of prime and subprime loans. The Fund may invest without limit in securitizations backed by Alt-A or subprime loans, and expects that most Alt-A and subprime securitizations in which the Fund intends to invest will be composed entirely of such loans. The Fund’s investments in ABS include ABS backed by student loans, auto loans, or nontraditional collateral such as single family rentals and aircraft leases.

The Fund concentrates its investments (i.e., invests more than 25% of its net assets) in RMBS, CMBS and other mortgage-related securities (such as CMOs), and treats such investments as investments in a group of industries. The Fund may also invest in corporate bonds and other fixed income securities. The Fund seeks to outperform the Bloomberg U.S. Aggregate Bond Index with lower volatility than that index.

The Fund seeks to minimize interest rate risk by maintaining a short to intermediate average portfolio duration (i.e., within a zero to three (0 to 3) year range), as calculated by the Sub-Adviser, although the Fund’s average duration may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. In addition, the Sub-Adviser manages the liquidity of the Fund’s holdings at both the individual security level and the portfolio level, using a proprietary technique that attempts to optimize the tradeoff between the yield and liquidity of the portfolio.

The Fund may sell securities short from time to time, predominately in conjunction with long positions with similar characteristics for the purposes of hedging or managing interest rate or credit spread risk, or occasionally for exploiting relative value differences between two securities, not for predicting the overall direction of the market. The Fund may also employ TBA for these short selling activities. TBA sales are forward-settling sales of agency MBS where the underlying pools of mortgage loans are not known at the time of the original transaction, but are announced just before settlement based on a “cheapest-to-deliver” algorithm.

The Fund may invest in options, futures and swaps (including interest rate swaps, credit default swaps, total return swaps and swaptions). The Fund may invest in such instruments, without limitation, for hedging purposes designed to manage interest rate, credit spread and other risks. The Fund may in the future deploy credit derivatives such as long/short CMBX Indices (“CMBX”) and ABX Indices (“ABX”) positions to express relative value views within CMBS and ABS markets and to hedge credit spread risk at the overall portfolio level. CMBX and ABX are indices measuring the performance of certain tranches of CMBS and ABS, respectively. The Fund may also utilize leverage through reverse repurchase agreements or borrowing against a line of credit, subject to the limits of the 1940 Act.

The Fund may invest without limit in debt securities that are rated below investment grade (also known as “junk bonds”). The Fund does not have a target allocation to investment grade or below investment grade securities, but may invest a significant portion of its assets in non-agency RMBS, which are below investment grade securities. The Sub-Adviser defines investment grade securities as those that are rated BBB or higher by S&P or Baa or higher by Moody’s, for example, or are rated investment grade by any other NRSRO, or if unrated, determined by the Sub-Adviser to be of comparable quality.

To manage risk, the Sub-Adviser relies primarily on its own analysis of the credit quality and other risks associated with individual fixed-income securities considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Sub-Adviser utilizes the results of this analysis, supplemented with third party research in an attempt to minimize credit risk and to identify securities, issuers, industries or sectors that it believes are undervalued thus offering potentially attractive returns or yields relative to the Sub-Adviser’s assessment of their overall risk characteristics.

The Fund may invest a significant portion of its assets in Rule 144A securities, as a significant portion of current issuance in the ABS and MBS markets are Rule 144A securities. Rule 144A securities are not registered under the 1933 Act and can be traded only among large institutional buyers and sellers, including the Fund, that meet the requirements of Rule 144A.

The Fund employs a value style investing approach that seeks to invest in securities providing undervalued cash flows within markets the Sub-Adviser deems inefficient. When investing Fund assets in all types of securities, the Sub-Adviser analyzes their expected future cash flows based on collateral composition and expected performance, deal structure including credit enhancement, state variables such as interest shortfalls and servicer advances and other factors in order to project expected return parameters such as yield and average life. The Sub-Adviser employs a comprehensive risk management process tailored to the securities held in the Fund that considers systematic risk, cash flow risk and liquidity risk of the securities.

25

The Sub-Adviser, using a proprietary quantitative analysis model, projects security cash flows and values such cash flows at what it deems to be the appropriate discount rate based on price discovery resulting from relatively active trading and publicly available pricing information. The Sub-Adviser’s proprietary quantitative analysis model to evaluate RMBS securities considers borrower and servicer behavior in projecting, at the loan-level, prepayment and default probability, default severity, and other factors affecting the cash flows of the security, which are then analyzed not only to identify undervalued securities, but also to stress test the credit risk of those securities.

The Sub-Adviser considers selling securities when such securities have reached their price/valuation targets. The Sub-Adviser may also consider selling securities when the Sub-Adviser believes securities have become overvalued, and replacing them with securities the Sub-Adviser believes to be undervalued to seek to offer the Fund better relative value and performance expectations. The Sub-Adviser may also sell and replace securities as necessary to rebalance and align the portfolio with its overall risk parameters.

General Investment Policies of the Funds

The Funds’ investments in the types of securities described in this Prospectus vary from time to time and, at any time, a Fund may not be invested in all types of securities described in this Prospectus. The Funds may also invest in securities and other investments not described in this Prospectus, but which are described in the SAI. Any percentage limitations with respect to assets of the Funds are applied at the time of purchase, unless otherwise disclosed.

For additional information regarding the types of instruments in which a Fund may invest, please see the “Investment of the Trust’s Assets and Related Risks” section of the Fund’s SAI.

Temporary or Cash Investments

Each Fund may temporarily depart from its respective principal investment strategy or strategies for defensive purposes, including by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, in response to or in anticipation of adverse market, economic or political conditions. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because a Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Shares of the Funds are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

26

PRINCIPAL INVESTMENT RISKS

There is no assurance that a Fund will achieve its investment objective. Each Fund’s share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds.

The following chart summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return, and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of this Prospectus.

Risk	Easterly Total Hedge Portfolio	Easterly Income Opportunities Fund
Basis Risk		✔
CLO, CBO, and CDO Risk		✔
Commodities Risk	✔
Counterparty Risk	✔	✔
Currency/Exchange Rate Risk	✔	✔
Credit Risk	✔	✔
Credit Spread Risk		✔
Derivatives Risk	✔	✔
Special Risks of Forward Foreign Currency Contracts	✔
Special Risks of Futures	✔	✔
Special Risks of Inverse Floaters		✔
Special Risks of Options	✔	✔
Special Risks of Swaps	✔	✔
Emerging Market Securities Risk	✔
Equity Securities Risk	✔
ETN Risk	✔
Event-Linked Securities Risk	✔
Foreign Securities Risk	✔
Government Securities Risk		✔
Government Sponsored Enterprises Risk	✔
Growth Style Investing	✔
Hedging Strategy Risk	✔	✔
High Yield Bond (Junk Bond) Risk	✔	✔
Interest Rate Risk	✔	✔
Investment Focus Risk		✔
Investment and Market Risk	✔	✔
Leverage Risk		✔
London Interbank Offered Rate (“LIBOR”) Transition Risk		✔
Liquidity Risk	✔	✔
Management Risk	✔	✔
Medium and Small Capitalization Company Risk	✔
MLP Risk	✔
MLP Tax Risk	✔

27

Risk	Easterly Total Hedge Portfolio	Easterly Income Opportunities Fund
Mortgage- and Asset-Backed Securities Risk	✔	✔
Portfolio Turnover Risk	✔	✔
Risk of Investing in Other Investment Companies	✔
Real Estate Risk		✔
Regulatory Risk		✔
Repurchase Agreements Risk		✔
Reverse Repurchase Agreements Risk		✔
Quantitative Strategy Risk	✔	✔
Short Sales Risk	✔	✔
Stripped Mortgage-Backed Securities Risk		✔
Sub-Prime and Alt-A Mortgage Risk		✔
Subsidiary Risk	✔
Tax Risk	✔
TBA Securities Risk		✔
Underlying Pools Risk	✔
Value Style Investing Risk	✔	✔
When-Issued Securities Risk		✔

Basis Risk – Basis risk refers to, among other things, the lack of the desired or expected correlation between a hedging instrument or strategy and the underlying assets being hedged. This results in reduced effectiveness of the hedging instrument or strategy, which adversely effects the Fund in terms of increased hedging costs or reduced risk mitigation.

CLO, CBO, and CDO Risk – A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately-issued mortgage related securities, trust preferred securities and emerging market debt. CDOs are trusts backed by other types of assets representing obligations of various parties. CLOs, CBOs and other CDOs may charge management fees and administrative expenses. Certain derivatives, including CLOs, CBOs, CDOs, MBS, ABS and CMOs may split the cash flows from the trust into two or more portions, called tranches, varying in risk and yield. Each tranche has an inverse risk-return relationship. The most senior tranche has the best credit quality and the lowest yield. The “equity” tranche, which has the highest potential yield, also has the great risk as it bears the bulk of defaults from the underlying loans. The “equity” tranche also offers some protection from defaults to the other more senior tranches. Because of this credit enhancement, senior tranches typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite credit enhancement, CLOs, CBOs or other CDOs tranches can experience substantial losses due to higher than expected defaults, decrease in tranche market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults. During market downturns or unexpected market conditions, there may be an aversion to CLOs, CBOs or other CDOs securities as an asset class, which could reduce the price and liquidity of these securities. Under normal market conditions, the risks of an investment in a CLO, CBO or other CDO depend largely on the type of the collateral and the class of the instrument in which the Fund invests. Normally, CLOs, CBOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs, CBOs and other CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CLOs, CBOs and other CDOs allowing them to qualify for Rule 144A under the Securities Act of 1933, as amended. In addition to the normal risks associated with fixed-income instruments discussed elsewhere in this Prospectus (e.g., prepayment risk, credit risk, liquidity risk, market risk, interest rate risk and default risk), CLOs, CBOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to CLO, CBO or other CDO managers; (iv) the risk associated with the Fund investing in CLOs, CBOs or other CDOs that are subordinate to other classes; and (v) the complexity of the structure of the security may produce disputes with the issuer or unexpected investment results.

28

Commodities Risk – The Fund or the Subsidiary may invest in commodity-linked investments that may subject it to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Also, ETFs and certain other commodity-linked derivative investments may subject the Fund and the Subsidiary to leveraged market exposure for commodities.

Counterparty Risk – Individually negotiated or OTC derivative instruments in which the Fund may invest, such as OTC swaps and options, are subject to counterparty risk, which is the risk that the other party to a contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund. The Adviser or Sub-Adviser attempts to mitigate this risk by not entering into transactions with any counterparty that the Adviser or Sub-Adviser believes does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

Credit Risk – The issuers of fixed income instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in bonds related below investment-grade bonds (junk bonds). An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Credit Spread Risk – Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Currency/Exchange Rate Risk – The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

Derivatives Risk – Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Fund could lose more than the cash amount invested in derivatives. Certain derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. The Fund’s use of derivatives also may be limited by the requirements for taxation of the Fund as a regulated investment company.

29

Special Risks of Forward Foreign Currency Contracts – A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Fund of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Special Risks of Futures – Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Fund. Further, exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Inverse Floaters – Inverse variable or floating rate obligations, sometimes referred to as inverse floaters, are a type of OTC derivative debt instrument with a variable or floating coupon rate that moves in the opposite direction of an underlying reference, typically short-term interest rates. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement, which could result in significant losses for the Fund. An inverse floater may have the effect of investment leverage to the extent that its coupon rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest, which could result in increased losses for the Fund. Inverse floaters can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, currency/exchange rate risk and interest rate risk, while also exposing the Fund to counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Special Risks of Options – If the Fund sells (writes) a put option, there is risk that the Fund may be required to buy the underlying investment at a disadvantageous price. If the Fund sells (writes) a call option, there is risk that the Fund may be required to sell the underlying investment at a disadvantageous price.

If the Fund purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Fund.

Special Risks of Swaps – Certain swap transactions are structured as OTC two-party contracts and are often less liquid than other types of investments, and the Fund may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and certain SEC and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Emerging Market Securities Risk – Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower regulatory, disclosure, corporate governance, accounting, auditing, recordkeeping, and financial reporting standards than companies in more developed markets. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

30

In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. Emerging market countries may have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which may hinder the ability to engage in independent oversight and inspection of accounting firms located in or operating in certain emerging market countries; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of issuers in certain emerging market countries meet PCAOB standards. The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Certain investments may take more than seven days to settle. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

Equity Securities Risk – The Fund is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. The Fund’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.

ETN Risk – Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the unavailability of a secondary market. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN, which may cause the Fund’s operating expenses to be higher and its performance to be lower.

Event-Linked Securities Risk – Factors influencing performance of event-linked securities tend to encompass different variables than the usual factors influencing performance of stock and fixed income markets. The type, frequency and severity of market-wide or company-specific events that trigger an increase or decline in the value of or income from event-linked securities (“trigger events”) are difficult to predict. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the security or notional amount on a swap. Actual losses may vary greatly from expected losses that are based on predictions about trigger events and thus, the expected return on an investment with respect to such instruments is difficult to calculate. Event-linked securities may at any given time be illiquid, thus, the sale of these investments may be made at substantial discounts, delayed or impossible. Event-linked securities are not offered or traded on exchanges, and investors in event-linked securities do not benefit from the regulatory protections of such exchanges, the SEC or other governmental or regulatory authorities in any jurisdiction. Event-linked securities may also expose the Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

31

Foreign Securities Risk – The Fund’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Fund invests could cause a substantial decline in the value of its portfolio securities.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and may have less stringent investor protections and disclosure standards and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Fund’s trades effected in those markets.

With respect to Funds that invest in developing or emerging countries, compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Growth Style Investing Risk – Growth investing involves buying stocks that have relatively high price-to earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Government Securities Risk – The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to investment and market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

32

Government-Sponsored Enterprises Risk – U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. government. There is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Hedging Strategy Risk (Easterly Total Hedge Portfolio) – Attempting to outperform the investment strategies of private funds that are hedged or otherwise seek reduced market exposure through short positions or other hedging techniques may produce an investment portfolio with reduced exposure to market risk. As a result, the Fund will likely underperform the broader equity markets during market rallies. In addition, the hedging strategies of the private funds whose returns are tracked by the Adviser may not be successful in reducing market risk and, in turn, the Fund may not provide protection from losses during market downturns.

Hedging Strategy Risk (Easterly Income Opportunities Fund) – The Fund’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and market declines. Even where the hedging strategy is used successfully, the Fund is likely to experience some loss in value during periods of volatility and/or market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting market declines, and may result in losses. Also, the hedging strategy may prevent the Fund from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Fund’s use of derivatives and ETFs will increase the Fund’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Fund did not include the hedging strategy.

High Yield Bond (Junk Bond) Risk – High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and may be subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Interest Rate Risk – Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. The Fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation, and monetary policy, such as interest rate changes by the Federal Reserve. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

In the past, certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Governmental authorities and regulators may enact significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and changing interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.

Investment Focus Risk – To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Investment and Market Risk – An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) will occur that have significant impacts on issuers, industries, governments and other systems, including the financial markets.

33

As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Adviser and/or sub-adviser, as applicable, or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility and exacerbate pre-existing risks to the Fund. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions, if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Global events may negatively impact broad segments of businesses and populations cause a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

Leverage Risk – Borrowing money to buy securities exposes the Fund to leverage because the Fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the Fund. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, written options and derivatives. Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. There can be no assurance that the Fund’s leverage strategies will be successful. Certain investments, such as ETFs, may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Fund.

London Interbank Offered Rate (“LIBOR”)Transition Risk – The Fund invests in financial instruments that may have floating or variable rate calculations for payment obligations or financing terms based on LIBOR, which is the benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates were phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The impact of the discontinuation of LIBOR and the transition to an alternative rate on the Fund’s portfolio remains uncertain. There can be no guarantee that financial instruments that transition to an alternative reference rate will retain the same value or liquidity as they would otherwise have had. This announcement and any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on the value of the Fund’s investments, performance or financial condition, and might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates.

Liquidity Risk – An investment is considered to be illiquid if the Fund reasonably expects the investment cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. An investment may be deemed illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. Investments with an active trading market or that the Adviser otherwise deems liquid could become illiquid before the Fund can exit its positions. The liquidity of the Fund’s assets may change over time. The Fund may also make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

34

When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all and could lose its entire investment in such investments. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). The liquidity of the Fund’s assets may change over time.

Management Risk (Easterly Total Hedge Portfolio) – The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. In particular, there is risk that the portfolio managers’ asset allocation decisions may be ill-timed and result in the Fund investing in one or more asset classes that fall out of favor or failing to invest in an asset class that is gaining momentum. This risk is heightened because the portfolio managers primarily use historical data to determine asset allocation weightings that may not be predictive of future results. In addition, certain historical data used by the portfolio managers in making asset allocation determinations is supplied by a third-party.

The Adviser does not guarantee the accuracy of the data supplied by such third-party. If the third-party ceases to supply this data, the portfolio managers will need to find other sources of historical asset allocation data, which could result in changes to the Fund’s asset allocation and lead to portfolio turnover.

Management Risk (Easterly Income Opportunities Fund) – There is no guarantee that the investment techniques and risk analysis used by the portfolio managers will produce the desired results. The Fund’s successful pursuit of its investment objectives depends upon the Sub-Adviser’s proprietary quantitative analysis model and the Sub-Adviser’s ability to manage the Fund in accordance with such model. The Sub-Adviser’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect.

Medium and Small Capitalization Company Risk – Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management.

The securities of medium and small capitalization companies may be less liquid than the securities of larger capitalization companies, which could have an adverse effect on the ability of the Fund to sell these securities at favorable prices. This also may impede the Fund’s ability to obtain market quotations based on actual trades in order to value the Fund’s securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, medium and small capitalization companies may not pay a dividend, which can cushion returns in a falling market.

MLP Risk – An MLP is a public limited partnership or a limited liability company. Investment in MLPs involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, dilution risks, risks related to the general partner being able to require unit-holders to sell their common units at an undesirable time or price resulting from regulatory changes and cash flow risks. MLP common units can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the OTC market. The ability to trade on a public exchange or in the OTC market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid or trade less frequently than conventional publicly traded securities. Where certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times and it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund’s portfolio manager believes it is desirable to do so. This may affect adversely the Fund’s ability to make dividend distributions.

The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be.

35

In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. Investments in MLPs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by MLPs in which it invests. Such expenses are not reflected in the above fee table. MLPs are generally considered interest-rate sensitive investments.

MLP Tax Risk – MLPs generally do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

Distributions from an MLP in excess of the Fund’s basis in the MLP will generally be treated as capital gain. However, a portion of the gain may instead be treated as ordinary income to the extent attributable to certain assets held by the MLP the sale of which would produce ordinary income. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, distributions received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued, including IRS Form 1099.

Mortgage- and Asset-Backed Securities Risk – MBS and ABS have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, MBS and ABS may be more sensitive to changes in interest rates. This is partly due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Investments in MBS and ABS are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Adviser could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV.

MBS and ABS are also subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. In addition, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain MBS and ABS may be more volatile and less liquid than other traditional types of debt securities. Certain ABS do not have the benefit of the same security interest in the related collateral as do MBS. Additionally, the value of ABS are subject to risks associated with the servicers’ performance. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Small balance CMBS may have fewer financial resources and less available public information than other types of MBS. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of an MBS and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. The risks associated with mortgage-backed securities are elevated in distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect the Fund’s investments in MBS.

36

Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the mortgage-backed securities in which the Fund may invest. Mortgage loans backing non-agency mortgage-backed securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on mortgage-backed securities generally (including the mortgage-backed securities that the Fund may invest in as described above). Adverse changes in market conditions and regulatory climate may reduce the cash flow which the Fund, to the extent it invests in mortgage-backed securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for mortgage-backed securities and other asset-backed securities widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for mortgage-backed securities and other asset-backed securities (including the mortgage-backed securities and other asset-backed securities in which the Fund may invest) and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for mortgage-backed and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-backed or asset-backed securities that are owned by the Fund may experience declines after they are purchased by the Fund.

Portfolio Turnover Risk – The frequency of the Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in higher taxes. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

Quantitative Strategy Risk (Easterly Total Hedge Portfolio) – The Fund will use quantitative mathematical models that rely on patterns inferred from historical prices, performance returns and other financial data in evaluating prospective investments. However, most quantitative models cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact the performance of the Fund. Further, as market dynamics shift over time, a previously highly successful model may become outdated – perhaps without the Adviser recognizing that fact before substantial losses are incurred. Moreover, there are an increasing number of market participants who rely on quantitative mathematical models. These models may be similar to those used by the Fund, which may result in a substantial number of market participants taking the same action with respect to an investment and some of these market participants may be substantially larger than the Fund. Investments selected using these models may perform differently than expected and technical issues in the construction and implementation of the models may occur.

The data utilized by the Adviser’s models will be based on only those private funds to which the Adviser has access, which is a subset of the entire private fund universe and which may change over time. If the data utilized by the Adviser proves to be incorrect, the Fund may suffer losses.

Quantitative Strategy Risk (Easterly Income Opportunities Fund) – The Fund will use quantitative mathematical models that rely on patterns inferred from historical prices, performance returns and other financial data in evaluating prospective investments. However, most quantitative models cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact the performance of the Fund. Further, as market dynamics shift over time, a previously highly successful model may become outdated – perhaps without the Adviser recognizing that fact before substantial losses are incurred. Moreover, there are an increasing number of market participants who rely on quantitative mathematical models. These models may be similar to those used by the Fund, which may result in a substantial number of market participants taking the same action with respect to an investment and some of these market participants may be substantially larger than the Fund. Investments selected using these models may perform differently than expected and technical issues in the construction and implementation of the models may occur. The data utilized by the Adviser’s models will be based on only those private funds to which the Adviser has access, which is a subset of the entire private fund universe and which may change over time. If the data utilized by the Adviser proves to be incorrect, the Fund may suffer losses.

Real Estate Risk – MBS investments are subject to real estate risk, as the underlying loans securitizing the MBS are themselves collateralized by residential or commercial real estate. In the event real estate prices fall, the credit risk of MBS increases in at least two ways. First, a homeowner or landlord may be more likely to default on a mortgage if the real estate being financed is worth less that the loan balance (i.e., a negative equity position). Second, in the event of a default for whatever reason, the value of the real estate securing the loan would be lower, potentially resulting in a lower recovery.

37

Regulatory Risk – Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries, or countries. In addition, possible legislation in the area of residential mortgages, credit cards and other consumer loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments.

Repurchase Agreements Risk – Risks associated with repurchase agreements are primarily counterparty risk resulting from the other party failing to repurchase the securities in a timely manner, or at all, in the event of a bankruptcy or other default by the seller, causing the Fund to experience delays in liquidating the underlying security and losses in the case of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement.

Reverse Repurchase Agreements Risk – Risks associated with repurchase agreements are primarily counterparty risk resulting from the other party failing to sell back the securities in a timely manner, or at all, in the event of a bankruptcy or other default by the seller. Since reverse repurchase agreements are generally overcollateralized by the Fund, failure of the counterparty to allow the Fund to repurchase the security could result in the loss of the excess collateral (“haircut”) posted by the Fund. Second, in the case of an increase in the value of the underlying security, the Fund would lose that additional value if the counterparty defaults on the second leg of the trade. Third, even if the counterparty eventually sells the collateral back to the Fund at the agreed upon price, the Fund would lose investment discretion over the security while the Fund is seeking to enforce its rights under the repurchase agreement, possibly resulting in a missed opportunity for the Fund to sell the security at an advantageous price.

Risk of Investing in Other Investment Companies – The Fund may invest in investment companies as permitted under Section 12(d)(1) of the 1940 Act and the rules thereunder. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Adviser expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities. The Fund may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section. In addition, the Fund may invest in other investment companies that invest in a manner consistent with the Fund’s investment objectives and strategies, including the use of ETFs.

Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Fund would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained.

In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders.

38

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Short Sales Risk – Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. If the Fund sells short a security that it does not own and the security increases in value, the Fund will pay a higher price to repurchase the security and thereby incur a loss. A short position in a security poses more risk than holding a long position in the same security. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility. The more the Fund pays, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what the Fund originally paid for the security together with any transaction costs. As there is no limit on how much the price of the security can increase, the Fund’s exposure is theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In order to establish a short position in a security, the Fund must borrow the security from a broker.

The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs when selling securities short. In addition, taking short positions in securities results in a form of leverage which may increase the volatility of the Fund. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. As such, there is a risk that the Fund may be unable to implement its investment strategy due to a lack of available securities or for other reasons. The Fund normally closes a short sale of securities that it does not own by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund may be prematurely forced to close out a short position if the broker demands the return of the borrowed security. The Fund incurs a loss if the Fund is required to buy the security at a time when the security has appreciated in value from the date of the short sale. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions results in a form of leverage which creates special risks discussed above.

Stripped Mortgage-Backed Securities Risk – Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: IO and PO. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Sub-Prime and Alt-A Mortgage Risk – Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting process. The loan collateral backing some MBS may be considered “subprime” or “Alt-A” at the time of loan origination based on the lower credit quality or other risk factors of the borrower, making it more likely to default than loans considered “prime.” The overall credit risk of MBS is a function of a number of factors, primarily the seniority of the bond in the capital structure, the amount and type of credit enhancement, and the type and performance of the loan collateral. Therefore, all else equal with respect to seniority and credit enhancement, MBS backed by subprime or Alt-A collateral pose more credit risk to the Fund than those backed by prime loan collateral. In addition, the Fund may experience difficulty in the management and reinvestment of its investments subprime or Alt-A mortgage loans due to fluctuating interest rates and market volatility and the Fund may incur losses on such investments.

Subsidiary Risk – The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved.

39

The Subsidiary is not registered under the Investment Company Act of 1940 (the “1940 Act”) and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Accordingly, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Subsidiary and the Fund and its shareholders. There is no guarantee that the investment objectives of the Subsidiary will be achieved. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax or withholding tax on the Subsidiary. If this were to change, the Subsidiary may have to pay such taxes and Adviser shareholders will experience decreased returns.

Tax Risk (Easterly Income Opportunities Fund) – The Fund’s investment techniques, including use of covered call options, short-term trading strategies, and high portfolio turnover rate, may result in more of the Fund’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

Tax Risk (Easterly Total Hedge Portfolio) – The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”). Generally, income from commodities is not qualifying income. Accordingly, the Fund intends to invest in commodities and commodity-linked derivatives through the Subsidiary and, consistent with Treasury regulations, treat income from the Subsidiary as qualifying income. If the Fund’s income and gains from the Fund’s investment in the Subsidiary is viewed as nonqualifying income, the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board would consider what action to take, which could include a significant change in investment strategy or liquidation. For more information, please see the “Certain Tax Considerations” section in the Fund’s Statement of Additional Information.

TBA Securities Risk – The Fund may buy or sell TBA securities, particularly in the case of agency MBS, for which there is an extremely active, liquid market. TBA are forward-settling trades where the underlying pools of mortgage loans are not known at the time of the original transaction but that meet specified terms and are announced just before settlement based on a “cheapest-to-deliver” algorithm. These transactions are essentially futures transactions, involve when-issued securities, and can be short sales. Therefore, they involve all the risks associated with those instruments and transactions, described herein.

Underlying Pools Risk – Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Fund as an investor in swaps whose returns are based on the returns of the Underlying Pools. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in an Underlying Pool. The Underlying Pools will pay management fees, brokerage commissions and operating expenses, and may also pay performance based fees to each Underlying Pool manager, which may be reflected in the return earned by the Fund on swaps based on Underlying Pools. Underlying Pools are subject to specific risks, depending on the nature of the fund. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Pool will be profitable or avoid losses and, therefore, that the Fund’s investments based on these Underlying Pools will not lose money. The Underlying Pools on which a portion of the Fund’s returns will be based are not registered investment companies and, therefore, will not be subject to the same controls and regulatory protections as registered investment companies.

Value Style Investing Risk – Value investing strategies involve obtaining exposure to individual investments or market sectors that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Because different types of investments go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during market downturns and when value investment strategies are out of favor.

When-Issued Securities Risk – The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Also, a when-issued security transaction has potentially more counterparty risk than a regularly settling trade because of the potentially extended settlement period, which increases the risk that the other party to the when-issued transaction fails to consummate the trade, resulting in a loss to the Fund or missed opportunity to profit from the trade.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s securities is available in the Funds’ SAI.

40

MANAGEMENT OF THE FUNDS

The Board is generally responsible for overseeing the management and business affairs of the Funds. It oversees the operation of the Funds by its officers. It also reviews the management of each Fund’s assets by Easterly and the sub-advisers. Information about the Trustees and executive officers of the Easterly Funds Trust is contained in the SAI.

Investment Adviser

Easterly is a registered investment adviser located at 515 Madison Avenue, New York, New York 10022. As of December 31, 2022, Easterly had approximately $1 billion in assets under management.

Subject to the general supervision of the Board of Trustees, Easterly is responsible for managing each Fund in accordance with its investment objective(s) and policies, and making recommendations with respect to the hiring, termination or replacement of sub-advisers. Easterly also maintains related records for the Funds.

Easterly may invest the Funds’ assets in securities and other instruments. For sub-advised Funds, Easterly may exercise this discretion in order to invest the Funds’ assets pending allocation to a sub-adviser, to hedge the Fund against exposure created by a sub-adviser, or to modify the Fund’s exposure to a particular investment or market-related risk. Easterly may also exercise this discretion over unallocated assets and may reallocate to itself assets previously allocated to a sub-adviser.

Commodity Pool Operator Exclusions and Regulation. Easterly is registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to the Easterly Total Hedge Portfolio and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Funds as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as each Fund’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Funds, each Fund may incur additional compliance and other expenses. The Adviser is also registered as a Commodity Trading Adviser (“CTA”) but, with respect to the Funds, relies on an exemption from CTA regulation available for a CTA that also serves as the Fund’s CPO.

With respect to the Easterly Income Opportunities Fund, Easterly has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to this Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the applicable Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund’s Statement of Additional Information. Because Easterly and the Fund intends to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategy, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets.

The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Funds, their investment strategies or this Prospectus.

Manager of Managers Order. The board of trustees has authorized the Funds to operate in a “manager of managers” structure whereby Easterly can appoint and replace sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Funds will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The Manager of Managers Structure provides the Funds with greater flexibility and efficiency by preventing the Funds from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to a Fund is subject to certain conditions that are set forth in the SEC exemptive order and no-action letter guidance issued by the SEC staff. Under the Manager of Managers Structure, Easterly has the ultimate responsibility, subject to oversight by the Trust’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement.

41

Easterly will also, subject to the review and approval of the Trust’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Trust’s board of trustees, Easterly will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

The Funds pay the Adviser an annual fee as set forth below:

Fund	Contractual Advisory Fee	Advisory Fee Received for the Fiscal Year ended November 30, 2022 (after waivers and reimbursements)
Easterly Total Hedge Portfolio	1.00%	0.37%
Easterly Income Opportunities Fund	1.20%	1.04%

Each Fund is responsible for its own operating expenses. Easterly has contractually agreed, at least through March 31, 2024, to waive all or a portion of its advisory fee and/or pay expenses to the extent necessary to ensure that Annual Fund Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, such as litigation and proxy-related expenses, and Acquired Fund Fees and Expenses) will not exceed the percentage indicated in the table below for each Fund’s average daily net assets. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. This agreement may not be modified or terminated during its term. This agreement will terminate automatically if the Fund’s respective Investment Advisory Agreement with Easterly is terminated.

Fund Name	Class A	Class C	Class I	Class R6
Easterly Total Hedge Portfolio	N/A	N/A	1.48%	1.11%
Easterly Income Opportunities Fund	1.73%	2.48%	1.48%	1.11%

A discussion regarding the basis of the Board’s approval of the investment advisory agreement with Easterly and the sub-advisory agreement with the sub-adviser is available in the Funds’ Semi-Annual Report for the fiscal period ended May 31, 2021.

Easterly has also agreed to waive the management fee it receives from the Easterly Total Hedge Portfolio in an amount equal to the management fee it receives from the Subsidiary. The Subsidiary, and indirectly the Easterly Total Hedge Portfolio, will also bear fees in connection with the custody, transfer agency, audit and legal services that the Subsidiary receives.

Sub-Adviser(s)

Pursuant to an investment sub-advisory agreement between Easterly and the sub-adviser on behalf of the Easterly Income Opportunities Fund, the sub-adviser provides day-to-day investment advice and recommendations for the Fund. The sub-adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of Easterly. Easterly oversees the sub-advisers for compliance with the Funds’ investment objective, policies, strategies and restrictions, and monitors the sub-adviser’s adherence to its investment style. The Board of Trustees supervises Easterly and the sub-adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of sub-advisers recommended by Easterly.

Easterly, not the Funds, pay sub-advisory fees.

Fund	Sub-Adviser	Sub-Adviser Address
Easterly Income Opportunities Fund	Orange Investment Advisors, LLC	250 S. Park Avenue, Suite 370, Winter Park, FL 32789

Further Information About the Sub-Adviser

Orange Investment Advisors, LLC (“Orange”) is a registered investment adviser. Orange is a Delaware limited liability company that was formed in 2017. As of December 31, 2022, Orange had approximately $340.94 million in assets under management.

42

Hedge Fund Research, Inc. (Easterly Total Hedge Portfolio)

Hedge Fund Research, Inc. (“HFRI”) is a global leader in the alternative investment industry. Established in 1992, HFRI specializes in the areas of indexation and analysis of hedge funds. HFRI produces over 100 indices of hedge fund performance ranging from industry-aggregate levels down to specific, niche areas of sub-strategy and regional investment focus. The HFRI Database, one of the most comprehensive resources available, includes fund-level detail on historical performance and assets, as well as firm characteristics on both the broadest and most influential hedge fund managers. HFRI has developed a detailed fund classification system, enabling granular and specific queries for relative performance measurement, peer group analysis and benchmarking. HFRI has agreed to license this data to the Manager and furnish it on an ongoing basis.

Portfolio Manager(s)

Each Fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each Fund they manage.

Akos Beleznay, PhD, is responsible for the day-to-day management of the Easterly Total Hedge Portfolio.

Jay Menozzi and Boris Peresechensky are responsible for the day-to-day management of the Easterly Income Opportunities Fund.

The following is additional information regarding the portfolio managers identified above.

Akos Beleznay, PhD, serves as Chief Investment Officer of the Adviser and is responsible for managing research and asset allocation for the Adviser. Prior to joining the Adviser, Dr. Beleznay was the Chief Investment Officer at Riverside, the asset management arm of HFR (Hedge Fund Research, Inc.) managing over one billion dollars of fund of hedge fund products. Before Riverside, Dr. Beleznay served as the Chief Investment Officer at Commerce Asset Management and CSG Asset Management with responsibility for managing funds of hedge funds and a hedge fund index replication product. Dr. Beleznay also served as the Director of Consulting Research for Equitas Capital Advisors, LLC from 2002 to 2010 and the Chief Investment Officer of Equitas Evergreen Fund LP, a fund of hedge funds with $300 million in assets, from 2003 to 2010. Dr. Beleznay has a PhD degree in Physics from Eotvos Lorand University, Hungary and an MBA from Tulane University.

Jay Menozzi, a Chartered Financial Analyst, has been the Chief Investment Officer and a portfolio manager with Orange since October 2017. Prior to joining the Orange, Mr. Menozzi held several positions over 17 years at Semper Capital LP. He joined Semper in 1999 as the Head of Mortgages, and most recently served as the firm’s Chief Investment Officer from 2010 until his departure in 2016, as well as Lead Portfolio Manager of the Semper MBS Total Return Fund from its inception through 2015. Prior to Semper, Mr. Menozzi spent 12 years at Atlantic Portfolio Analytics and Management. His experience included managing mortgage pass-throughs and mortgage derivatives, in long only and leveraged portfolios. Prior to managing portfolios, he spent four years developing analytical and operational systems, including one of the early CMO cash flow models. He began his career as an electrical engineer at Harris Corp. Mr. Menozzi holds a BS in Electrical Engineering from the Massachusetts Institute of Technology and an MBA from the Florida Institute of Technology.

Boris Peresechensky, a Chartered Financial Analyst, has been a portfolio manager and senior trader with Orange since October 2017. Prior to joining Orange, Mr. Peresechensky held several positions at Semper Capital LP, working in research and development, structured credit trading, and most recently as a Senior Portfolio Manager/Trader of structured products. He also worked as a Risk Manager at Bayview Financial Trading Group and a Risk Analyst/Junior Portfolio Manager at HSBC Securities and at Lazard Asset Management. Mr. Peresechensky holds a BA from Columbia University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Administration

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, is the custodian of the assets of the Funds.

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ Transfer Agent (the “Transfer Agent”).

43

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administrative (including custody administration) and fund accounting services to the Funds. As such, they manage the administrative affairs of the Funds, calculate the net asset value of the shares of each Fund, and create and maintain the Funds’ required financial records.

PRICING OF FUND SHARES

The price of shares of a Fund is called “net asset value” or “NAV” is based on the value of a Fund’s investments.

The NAV per share of a Fund is determined once daily at the close of trading on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern Time) (“Valuation Time”) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Fund’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. When a market price is not readily available, including circumstances under which Easterly determines that a security’s market price is not accurate, a portfolio security is valued by the Adviser, as the Funds’ valuation designee, with the assistance of a pricing committee at its fair value, as determined under procedures established by the Board. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Board. Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security.

To the extent that a Fund invests in ETFs, the Fund’s NAV is calculated, in relevant part, based upon the NAVs of such ETFs (which are registered open-end management investment companies). The prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

The Board has also approved the use of nationally recognized bond pricing services for the valuation of each Fund’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value using procedures adopted by the Board. Debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. Easterly, with assistance from the sub-adviser to the Easterly Income Opportunities Fund may, in its discretion, value an odd lot fixed income security at what Easterly believes is a fair price and not the pricing service price if Easterly deems the price provided by the pricing service to not represent its fair value.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security or from the values that other mutual funds may determine for the same security. In compliance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser (but not a sub-adviser) as the valuation designee.

44

The Adviser, as the valuation designee, performs the fair value determinations relating to Fund investments and is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Board oversees the Adviser in its role as valuation designee pursuant to Rule 2a-5.

The Easterly Total Hedge Portfolio may invest up to 25% of its total assets in shares of its Subsidiary. The Fund’s Subsidiary offers to redeem all or a portion of its shares at the current net asset value every business day. The value of the Fund’s Subsidiary shares will fluctuate with the value of the Subsidiary’s portfolio investments. The Fund’s Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies as the Fund.

Each Fund’s current NAV per share will be made available on the Fund’s website at www.EasterlyFunds.com/funds/.

CHOOSING A SHARE CLASS

Each Fund offers Class I and Class R6 shares. Easterly Income Opportunities Fund also offers Class A and Class C shares. The Funds offer multiple classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between the share classes are sales charges, ongoing fees, and minimum investment. Class A charges a maximum sales load of 2.00% and Class C charges a maximum contingent deferred charge of 1.00%. Class A and Class C shares pay an annual distribution fee of up to 0.25% and 1.00%, respectively, of the Fund’s average daily net assets attributable to such Class for distribution and shareholder servicing expenses pursuant to the shareholder servicing plans adopted pursuant to Rule 12b-1. Class I and Class R6 shares do not pay sales loads or 12b-1 fees. For information on ongoing distribution fees, see “Distribution (12b-1) and Shareholder Servicing Fees” in this Prospectus. Each class of shares in a Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and a Fund may change investment minimums at any time. The Funds reserve the right to waive sales charges, as described below, and investment minimums. All share classes may not be available for purchase in all states.

When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in a Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of a Fund’s expenses over time in the “Fees and Expenses of the Fund” section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Shareholder Eligibility and Minimum Investment Amounts

For Class A and Class C shares of the Easterly Income Opportunities Fund, the minimum initial investment in the Fund is $2,500. For Class I shares of the Funds, the minimum initial investment in the Fund is $1 million, which minimum would be waived for an investment adviser/broker making an allocation to the Fund’s Class I shares aggregating $1 million or more within 90 days. If the adviser/broker does not purchase $1 million or more in the aggregate within 90 days, then the adviser/broker’s next purchase would have to be for a minimum of the difference between $1 million and the aggregate total invested during the 90 days until aggregate purchases total $1 million or more (e.g., if the adviser/broker’s aggregate purchases within 90 days total $500,000 then the adviser/broker would have to make a single aggregate purchase of at least $500,000 to make future purchases of less than $1 million). In addition, the minimum initial investment for Class I shares of the Funds may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions in; (i) discretionary and non-discretionary sponsored advisory programs; (ii) fund supermarkets; (iii) asset allocation programs: (iv) certain retirement plans investing directly with the Fund; (v) retirement plans investing through certain retirement plan platforms; and (vi) certain endowments, foundations and other not-for-profit entities investing directly with the Fund. With respect to Class A, Class I, and Class C, investments made in response to the SaratogaSHARP® asset allocation program’s allocations and reallocations will not be subject to a minimum initial investment. For employees and relatives of the Adviser, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no minimum for any individual Fund. With respect to Class A shares and Class C shares, there is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.

45

Class R6 shares of the Funds are available only to the following qualified investors:

●	Employer-sponsored retirement and benefit plans where shares are held at a plan level or at the Fund level through an omnibus account of a retirement plan recordkeeper. Employer-sponsored retirement and benefit plans include (i) employer sponsored pension or profit sharing plans that qualify under section401(a) of the Internal Revenue Code of 1986, as amended (the Code), including 401(k), money purchase pension, profit sharing and defined benefit plans; (ii) 403(b) and non-qualified deferred compensation arrangements that operate similar to plans described under (i) above, such as 457 plans and executive deferred compensation arrangements; (iii) health savings accounts maintained pursuant to Section 223 of the Code; and (iv) voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code.

●	Section 529 college savings plans where shares are held through the plan level or omnibus accounts held on the books of a Fund.

●	Other funds advised by Easterly (to the extent permitted by a fund’s investment strategies).

●	Mutual funds, ETFs and other registered investment companies not affiliated with Easterly.

●	Investors through a fee-based advisory program of a financial intermediary that has entered into a written agreement with the Distributor to offer such shares through an omnibus account held at the Fund

●	Certain discretionary accounts where investments in a Fund are made and directed on their behalf by investment representatives at Easterly pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between Easterly and the investor, including programs in which Easterly is a portfolio strategist. Investors can combine purchases of Class R6 shares with Class R6 of other series of the Trust to meet the applicable investment minimum.

●	Institutional investors, subject to an initial minimum investment of $5 million. Institutional investors include, but are not limited to, corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, governmental entities, municipalities, and hospitals investing for their own account. These accounts may not be held for the benefit of multiple underlying, unrelated investors. For these investors, accounts cannot be aggregated at the investor level to meet the initial minimum.

●	Other investors, subject to an initial minimum investment of $5 million. These accounts may not be held for the benefit of multiple underlying, unrelated investors. For these investors, accounts cannot be aggregated at the investor level to meet the initial minimum.

●	Programs in which Easterly is a portfolio strategist.

Except as otherwise provided above, Class R6 shares are not available to retail nonretirement accounts. Class R6 shares are offered to eligible investors provided that the Fund or its affiliates are not required to make or pay any type of administrative, sub-accounting, networking or revenue sharing payments or similar fees paid to intermediaries.

The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for a Fund. Investment minimums may be waived by the Adviser.

If you received Class I or Class R6 shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class I and Class R6 share purchases, respectively.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, apply to your purchases of Class A shares of a Fund unless waived as described under “Sales Charge Waivers”:

46

Amount Invested	Sales Charge as a % of Offering Price[1]	Sales Charge as a % of Amount Invested	Dealer Reallowance(2)
Less than $50,000	2.00%	2.04%	1.75%
$50,000 but less than $100,000	1.75%	1.78%	1.50%
$100,000 but less than $250,000	1.50%	1.52%	1.30%
$250,000 or more(3,4)	None[4]	None[4]	None[4]

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)	At the discretion of the Trust, however, the entire sales charge may at times be reallowed to dealers. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.
(3)	Class A shares that are purchased at NAV in amounts of $250,000 or more may be assessed a 0.75% CDSC, if they are redeemed within twelve months from the date of purchase. See below for further information.
(4)	The Adviser may pay certain commissions to brokers who initiate and are responsible for purchases by any single purchaser who is a resident of the United States as follows: for purchases of $250,000 to $3 million, the Adviser will pay 0.75%, plus 0.50% on any amounts over $3 million up to $5 million, and 0.25% on any amounts over $5 million.

The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $250,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $250,000 or more of Class A shares may be subject to a 0.75% contingent deferred sales charge (“CDSC”) on shares redeemed during the first 12 months after their purchase. The CDSC is based upon the investor’s original purchase price. Any CDSC paid on the redemptions of Class A shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. Brokers may receive distribution and/or shareholder service fees for Class A shares.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ distributor, Ultimus Fund Distributors, LLC (the “Distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children. These variations are separate and apart from those discussed in Appendix A.

You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Fund’s shares or the Trust’s Transfer Agent does not confirm your represented holdings.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Rights of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A or Class C shares of any of the Easterly Funds as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

●	an individual;

●	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

●	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403, or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

47

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any of the Easterly Funds as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Trust’s portfolio which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Trust portfolios you currently own acquired in exchange for shares of Trust portfolios purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Easterly Funds, its Transfer Agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts to Class A Shares of a Fund will depend on whether you purchase your Class A Shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures (from those described above for Class A Shares generally) regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers. Please consult your financial intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific financial intermediary, please refer to Appendix A attached to this Prospectus.

In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase a Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts.

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

●	Employees of broker-dealers or other financial institutions (including registered investment advisors and financial planners) having agreements with the Distributor or Easterly (a “Selling Representative”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

●	Employees of a bank, savings and loan, credit union or other financial institution that utilize a Selling Representative to clear purchases of the Easterly Funds shares and their immediate families.

●	Participants in certain “wrap-fee” programs, mutual fund platform programs, supermarket programs, or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor or Easterly.

●	Clients of financial intermediaries that have entered into arrangements with the Distributor or Easterly (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Trust shares) providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

●	Institutional investors (which may include bank trust departments and registered investment advisors).

●	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor or Easterly.

●	Insurance company separate accounts, separate accounts used to fund certain unregistered variable annuity contracts, Section 403(b), 401(a), or 401(k) accounts and college savings plans organized under Section 529 of the Code.

●	Employer-sponsored retirement or benefit plans with total plan assets of at least $1 million where the plan’s investments in the Easterly Funds are part of an omnibus account. A minimum initial investment of $1 million in the Easterly Funds is required. Easterly in its sole discretion may waive these minimum dollar requirements.

●	Reinvestment of capital gains distributions and dividends.

More information about existing sales charge reductions and waivers is available free of charge at www.EasterlyFunds.com.

48

Class C Shares

Class C shares of the Funds are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services which amount is accrued and paid monthly. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Brokers that have entered into selling agreements with the Funds’ distributor may receive a commission of up to 1.00% of the purchase price of Class C at the time of purchase. Brokers may also receive distribution and/or shareholder service fees for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

CDSC Waivers

Certain shareholders may be eligible for CDSC waivers. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver. Similar notification must be made in writing when an order is placed by mail. The CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of a Fund’s shares or the Easterly Funds’ Transfer Agent does not confirm your represented holdings. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Fund.

A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current NAV of shares purchased more than one year prior to the redemption; and (iii) the current NAV of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

●	redemptions of Class C shares held at the time a shareholder dies or becomes disabled, only if the Class C shares are:

(a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account (“IRA”) or Custodial Account under Section 403(b)(7) of the Code (“403(b) Custodial Account”), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

●	redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age
70 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

●	certain redemptions pursuant to a Fund’s Systematic Withdrawal Plan (see “Redemption of Shares—Systematic Withdrawal Plan”).

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term “distribution” does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

49

The sales charge waivers (and discounts) available through financial intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts). Please contact your financial intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the financial intermediary’s related policies and procedures.

Class C Shares Conversion Feature

After 8 years, Class C shares generally will convert automatically to Class A shares of a Fund with no initial sales charge, provided that a Fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least 8 years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan record keeping platforms of certain intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The 8-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the 8-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. A conversion of shares of one Class directly for shares of another Class of the same Fund generally should not be taxable for federal income tax purposes.

Class I Shares

Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of a Fund.

Exchanges for Class I Shares

Holders of Class A and Class C shares issued by a Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus. Any such exchange is subject to the Funds’ discretion to accept or reject the exchange. Class A shareholders who purchased $1,000,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $1,000,000 or more and redeemed within eighteen months of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC.

For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

Class R6 Shares

Class R6 shares are no-load shares that do not require that you pay a sales charge. Class R6 shares do not charge an annual Rule 12b-1 distribution or servicing fee. If you purchase Class R6 shares of the Funds you will pay the NAV next determined after your order is received.

HOW TO PURCHASE SHARES

You may purchase shares of a Fund by sending a completed application form to the following address:

via Regular Mail	via Overnight Mail
Easterly Funds Trust c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Easterly Funds Trust c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474

50

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

A Fund reserves the right, in its sole discretion, to reject any application to purchase shares. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor. You may purchase shares of a Fund by check, by wire, or through a broker

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutional that are ACH members may be used for these transactions. You may not use ACH transactions for your initial purchase of Fund shares. All shares purchased via ACH will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives the order in good order. The Fund may alter, modify or terminate this purchase option at any time.

Note: If your check or electronic payment does not clear, you will be you will be responsible for any loss incurred by the Funds. Additionally, Ultimus Fund Solutions, LLC, the Funds’ transfer agent, will charge a $25 fee to defray bank charges.

Purchase by Check

Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to a Fund in which you choose to invest. A Fund will not accept payment in post-dated checks, third party checks, travelers’ checks, cash, money orders, cashier checks, credit card convenience checks or “starter” checks for the purchase of shares. Redemptions of shares of a Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank.

Purchase by Wire

If you wish to wire money to make an investment in the Funds, please call the Funds at (833) 999-2636 for wiring instructions and to notify a Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. A Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase through Brokers

You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of a Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums.

You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

51

Automatic Investment Plans

You may participate in a Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at (833) 999-2636 for more information about the Funds’ Automatic Investment Plans.

When Order is Processed

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order. All requests received in good order by a Fund before the close of NYSE (generally 4:00 p.m. (Eastern Time)) will be processed on that same day. Requests received after the close will be processed on the next business day.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. There is no assurance that your telephone transaction will be completed prior to market close during periods of high call volume. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

Good Order

When making a purchase request, make sure your request is in good order.

“Good order” means your purchase request includes:

●	The name of the Fund and share class

●	The dollar amount of shares to be purchased

●	A completed purchase application or investment stub

●	Check payable to a Fund:

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at (833) 999-2636 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the relevant Fund:

via Regular Mail	via Overnight Mail
Easterly Funds Trust c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Easterly Funds Trust c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474

The Funds typically expect that it will take up to 7 days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

The Trust may suspend redemption procedures and postpone redemption payment during any period when (a) trading is restricted, as determined by the applicable rules and regulations of the SEC, (b) the NYSE is closed other than for customary weekend or holiday closing, or (c) when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

52

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redemptions by Telephone

The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call (833) 999-2636. If redeeming from an IRA account, you will be asked about tax withholding.

The Funds reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. There is no assurance that your telephone transaction will be completed prior to market close during periods of high call volume. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

Redemptions through Broker

If shares of a Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of a Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire

You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account, but the transfer agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. Your bank may also impose a fee for the incoming wire.

When Redemptions are Sent

Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below. If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order

Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

●	The request must identify your account number;

●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered;

●	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor

53

When You Need Medallion Signature Guarantees

Certain requests require a medallion signature guarantee. To protect you and the Easterly Funds from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Easterly Funds or Transfer Agent):

●	Re-registration of the account.

●	Changing bank wiring instructions on the account.

●	Name change on the account.

●	Setting up/changing systematic withdrawal plan to a secondary address.

●	Redemptions greater than $100,000.

●	Any redemption check that is being mailed to a different address than the address of record.

●	Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders. Any Fund from which redemptions will be made pursuant to the Plan will be referred to as a “SWP Fund.” The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Fund’s shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time.

The Withdrawal Plan may be terminated or revised at any time by the Fund.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Easterly Funds for further information about the Withdrawal Plan.

Reinstatement Privilege

A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by Easterly), together with the proceeds, is received by the Transfer Agent.

Involuntary Redemptions

If the Fund is the only holding of a shareholder in the Easterly Funds, then due to the relatively high cost of maintaining small accounts, the Easterly Funds may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in the Fund’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Fund holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

Redemption-In-Kind

If the Board of Trustees determines that it would be detrimental to the best interests of the Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

54

Exchange Privilege

Shares of the Fund may be exchanged without payment of any exchange fee for shares of another Fund of the Easterly Funds of the same Class at their respective NAVs. Please refer to that Fund’s Prospectus with respect to the fees and expenses of investing in shares of the Fund. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Fund that does not charge a CDSC will not be counted. Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC. In addition, shares that are exchanged into or from a Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Fund shares being acquired may be legally sold.

Easterly reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trusts’ Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

MARKET TIMING AND FREQUENT TRADING POLICY

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting a Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

●	committing staff to monitor, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ Market Timing and Exchange Policy;

●	providing notice to certain investors to cease trading if transactions are deemed excessive or suspicious;

●	providing warning letters or emails;

●	rejecting specific purchase requests; and

●	rejecting purchase requests from certain investors;

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of a Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing and Exchange Policy and elect to reject certain purchases or revoke the amount, number, frequency or method for requesting future purchases or exchanges into the Funds. The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from future trading with the Funds.

55

Although the Funds’ attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds.

While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing and Exchange Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing and Exchange Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing and Exchange Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing and Exchange Policy.

Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to a Fund upon request. If the Funds or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

DIVIDENDS AND DISTRIBUTIONS

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company under the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The Easterly Total Hedge Portfolio declares and pays dividends from net investment income, if any, annually. The Easterly Income Opportunities Fund declares and pays dividends from net investment income, if any, monthly. Distributions of net realized long-term and short-term capital gains, if any, earned by a Fund will be made annually.

A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund, or should the Board deem it to be in the best interest of shareholders. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested (at current NAV) in additional shares of a Fund (which will be deposited in the shareholder’s account) unless the shareholder instructs the Funds, in writing, to pay all dividends and distributions in cash. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

Annual Statements

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes. If any dividends are declared in October, November, or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. A Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, a Fund will make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information or, adjust the cost basis of any covered shares (defined below).

Avoid “Buying a Dividend”

At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy shares in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

56

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds. Unless your investment in the Funds is through a tax-advantaged retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell Fund shares, including an exchange to another portfolio.

Taxes on Distributions

In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains or some combination of both, whether you take them in cash or reinvest them in Fund shares. A Fund’s investment techniques, including use of short-sales, derivatives and high portfolio turnover rate, may result in more of a Fund’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

For federal income tax purposes, any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Easterly Funds. Certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends by capital losses when calculating your net capital gains or losses. Certain ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Given the investment strategies of each Fund, it is not expected that a significant portion of a Fund’s dividends will be eligible to be taxed at the same rate as long-term capital gains (in the case of shareholders that are individuals) or for the corporate dividends received deduction (in the case of shareholders that are corporations).

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs. Treasury regulations permit a regulated investment company (such as the Fund) to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction.

However, the proposed regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.

Taxes on Sales

Your sale of Fund shares normally is subject to federal income tax and may result in a taxable gain or loss to you. Your exchange of Fund shares for shares of another portfolio is treated for tax purposes like a sale of your original Fund shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a Fund’s shares and reinvests in that portfolio’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Cost Basis

A Fund (or its administrative agents) is required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). In the absence of an election, a Fund will use a default cost basis method which is the average cost method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares. Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

57

Back-up Withholding

By law, a Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 24% of your taxable distributions or redemption proceeds.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

Investment in Commodities

The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The following is applicable to the Easterly Total Hedge Portfolio. The IRS issued final regulations that would generally treat a Fund’s income inclusion with respect to a Subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a Subsidiary that are attributable to such income inclusion (the “Subpart F Distribution Rule”) or (B) such inclusion is derived with respect to a Fund’s business of investing in stock, securities, or currencies. The Funds intend to treat the income it derives from its respective Subsidiary as qualifying income. Additionally, the Funds intend to limit its investment in its respective Subsidiary to no more than 25% of the value of a Fund’s total assets in order to satisfy the asset diversification requirement. By investing in a Subsidiary to gain exposure to commodities, each Fund may realize more ordinary income than if a Fund was to invest directly in the reference commodities.

Other

Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state and local taxes. If more than 50% of a Fund’s assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund (subject to various limitations). In such a case shareholders would also need to include such foreign taxes in income.

Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event a Fund realizes excess inclusion income in excess of certain threshold amounts.

Foreign Shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund (and, under certain circumstances, at the rate of 21% on certain capital gain dividends), as discussed in more detail in the SAI.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

DISTRIBUTION OF SHARES

Ultimus Fund Distributors, LLC, is the distributor for the shares of a Funds. The distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of a Funds are offered on a continuous basis.

58

Distribution (12b-1) and Shareholder Servicing Fees

The Trust, with respect to the Easterly Income Opportunities Fund, has adopted a Plan of Distribution for each of Class A and Class C, pursuant to Rule 12b-1 of the 1940 Act (the “Plans”), pursuant to which the Fund may pay the distributor an annual fee for distribution and shareholder servicing expenses of 0.25% for Class A shares and 1.00% for Class C shares of the Fund’s average daily net assets attributable to the respective class of shares. Class I shares and Class R6 shares do not have a Plan. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The distributor and other entities, including a broker-dealer affiliate of the Adviser, are paid pursuant to the Plans provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries

The Funds’ distributor, its affiliates, and the Adviser and its affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities (and not as an additional charge to a Fund), provide additional cash payments to financial intermediaries who sell shares of a Fund. Financial intermediaries include brokers-dealers, financial advisers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Such payments may provide incentives for such parties to make shares of a Fund available to their customers and may allow a Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of a Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers; access to the financial intermediary’s registered representatives and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not change the price an investor pays for shares of a Fund or the amount that a Fund receives to invest on behalf of the investor.

The Adviser does not direct a Fund’s portfolio securities transactions, or otherwise compensate broker-dealers in connection with a Fund’s portfolio transactions, in consideration of sales of Fund shares.

Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling a Fund rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

Householding

To reduce expenses, the Funds mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at (833) 999-2636 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

59

FINANCIAL HIGHLIGHTS

The financial highlights information presented for the Funds includes the financial history of the Predecessor Portfolios, each of which was reorganized into a corresponding Fund after the close of business on March 19, 2021. The financial highlights show the Fund’s and the Predecessor Portfolio’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or the Predecessor Portfolio or any of its share classes. The financial highlights table is intended to help you understand the Fund’s and the Predecessor Portfolio’s financial performance. Certain information reflects financial results for a single Fund share. The information presented in the tables below has been audited by Tait, Weller & Baker LLP, independent registered public accountants, whose report, along with each Fund’s financial statements, are included in the Fund’s November 30, 2022 annual report, which is available upon request. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund or Predecessor Portfolio (assuming reinvestment of all dividends and distributions).

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

Easterly Total Hedge Portfolio

	Class I
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
	(Consolidated)
Net Asset Value, Beginning of Year	$11.80	$11.05	$10.49	$10.13	$10.40
Income (Loss) from Investment Operations:
Net investment income (1)	0.15	0.08	0.21	0.18	0.12
Net realized and unrealized gain (loss)	(0.96)	0.85	0.74	0.46	(0.30)
Total from investment operations	(0.81)	0.93	0.95	0.64	(0.18)

Dividends and Distributions:
Dividends from net investment income	(0.24)	-	(0.39)	(0.17)	(0.07)
Distributions from realized gains	(0.52)	(0.18)	-	(0.11)	(0.02)
Total dividends and distributions	(0.76)	(0.18)	(0.39)	(0.28)	(0.09)

Net Asset Value, End of Year/Period	$10.23	$11.80	$11.05	$10.49	$10.13

Total Return*	(7.47)%	8.51%	9.39%	6.54%	(1.73)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$13,417	$7,049	$5,247	$5,095	$4,523
Ratio of gross operating expenses to average net assets including interest expense (2,3)	1.84%	1.89%	2.25%	2.53%	2.50%
Ratio of net operating expenses to average net assets including interest expense (2,4)	1.49%	1.51%	1.52%	1.52%	1.49%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,5)	1.46%	0.70%	2.10%	1.74%	1.19%
Portfolio Turnover Rate	186%	127%	117%	114%	195%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(3) Ratio of gross operating expenses to average net assets excluding interest expense (2)	1.83%	1.86%	2.22%	2.50%	2.50%

(4) Ratio of net operating expenses to average net assets excluding interest expense (2)	1.48%	1.48%	1.49%	1.49%	1.49%

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

60

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

Easterly Total Hedge Portfolio

	Class R6
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
	(Consolidated)
Net Asset Value, Beginning of Year	$11.93	$11.12	$10.52	$10.14	$10.40
Income (Loss) from Investment Operations:
Net investment income (1)	0.23	0.10	0.25	0.20	0.16
Net realized and unrealized gain (loss)	(1.02)	0.89	0.74	0.46	(0.33)
Total from investment operations	(0.79)	0.99	0.99	0.66	(0.17)

Dividends and Distributions:
Dividends from net investment income	(0.24)	-	(0.39)	(0.17)	(0.07)
Distributions from realized gains	(0.52)	(0.18)	-	(0.11)	(0.02)
Total dividends and distributions	(0.76)	(0.18)	(0.39)	(0.28)	(0.09)

Net Asset Value, End of Year/Period	$10.38	$11.93	$11.12	$10.52	$10.14

Total Return*	(7.20)%	9.01%	9.75%	6.73%	(1.63)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$16,834	$30,549	$5,297	$5,565	$8,233
Ratio of gross operating expenses to average net assets including interest expense (2,3)	1.84%	1.66%	2.25%	2.53%	2.38%
Ratio of net operating expenses to average net assets including interest expense (2,4)	1.12%	1.14%	1.15%	1.35%	1.39%
Ratio of net investment income after expense reimbursement to average net assets (2,5)	2.17%	0.83%	2.50%	2.00%	1.54%
Portfolio Turnover Rate	186%	127%	117%	114%	195%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(3) Ratio of gross operating expenses to average net assets excluding interest expense (2)	1.83%	1.63%	2.22%	2.50%	2.38%

(4) Ratio of net operating expenses to average net assets excluding interest expense (2)	1.11%	1.11%	1.12%	1.32%	1.39%

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

61

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

Easterly Income Opportunities Fund

	Class A
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period Ended November 30, 2018 (1)
Net Asset Value, Beginning of Year	$11.26	$11.35	$10.68	$10.16	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.32	0.36	0.42	0.41	0.10
Net realized and unrealized gain	(1.07)	0.24	0.95	0.46	0.06
Total from investment operations	(0.75)	0.60	1.37	0.87	0.16

Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.38)	(0.52)	(0.34)	-
Distributions from realized gains	(0.17)	(0.31)	(0.18)	(0.01)	-
Total dividends and distributions	(0.51)	(0.69)	(0.70)	(0.35)	-

Redemption Fees	-	-	-	0.00 **	-

Net Asset Value, End of Year/Period	$10.00	$11.26	$11.35	$10.68	$10.16

Total Return*	(6.84)%	5.44%#	13.54%#	8.67%#	1.60%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$11,247	$15,664	$12,466	$435	$19
Ratio of gross operating expenses to average net assets including interest expense (5,6)	1.86%	1.86%	2.01%	2.38%	2.18	%(3)
Ratio of net operating expenses to average net assets including interest expense (5,7)	1.80%	1.76%	1.79%	1.74%	1.74	%(3)
Ratio of net investment income (loss) after expense reimbursement to average net assets (5,8)	3.01%	3.18%	3.89%	3.84%	3.27	%(3)
Portfolio Turnover Rate	77%	84%	132%	111%	37	%(4)

(1)	Class A and Class C commenced operations on August 14, 2018. Start of performance is August 21, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Annualized for periods less than one year.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6) Ratio of gross operating expenses to average net assets excluding interest expense (5)	1.79%	1.83%	1.96%	2.38%	2.18	%(3)

(7) Ratio of net operating expenses to average net assets excluding interest expense (5)	1.73%	1.73%	1.74%	1.74%	1.74	%(3)

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

62

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

Easterly Income Opportunities Fund

	Class C
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period Ended November 30, 2018 (1)
Net Asset Value, Beginning of Year	$11.00	$11.10	$10.45	$10.16	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.23	0.27	0.33	0.32	0.10
Net realized and unrealized gain	(1.04)	0.24	0.93	0.31	0.06
Total from investment operations	(0.81)	0.51	1.26	0.63	0.16

Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.30)	(0.43)	(0.33)	-
Distributions from realized gains	(0.17)	(0.31)	(0.18)	(0.01)	-
Total dividends and distributions	(0.43)	(0.61)	(0.61)	(0.34)	-

Redemption Fees	-	-	-	-	-

Net Asset Value, End of Year/Period	$9.76	$11.00	$11.10	$10.45	$10.16

Total Return*	(7.50)%	4.71%	12.62%	6.24%#	1.60%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$4,467	$5,616	$3,262	$1,468	$0	**
Ratio of gross operating expenses to average net assets including interest expense (5,6)	2.61%	2.61%	2.81%	3.11%	3.01	%(3)
Ratio of net operating expenses to average net assets including interest expense (5,7)	2.55%	2.51%	2.54%	2.49%	2.49	%(3)
Ratio of net investment income (loss) after expense reimbursement to average net assets (5,8)	2.28%	2.41%	3.12%	3.09%	3.27	%(3)
Portfolio Turnover Rate	77%	84%	132%	111%	37	%(4)

(1)	Class A and Class C commenced operations on August 14, 2018. Start of performance is August 21, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3) Annualized for periods less than one year.

(4) Not annualized.

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6) Ratio of gross operating expenses to average net assets excluding interest expense (5)	2.54%	2.58%	2.76%	3.11%	3.01	%(3)

(7) Ratio of net operating expenses to average net assets excluding interest expense (5)	2.48%	2.48%	2.49%	2.49%	2.49	%(3)

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Less than 1,000.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

63

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

Easterly Income Opportunities Fund

	Class I
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period Ended November 30, 2018 (1)
Net Asset Value, Beginning of Year	$11.00	$11.10	$10.46	$10.15	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.34	0.38	0.44	0.40	0.07
Net realized and unrealized gain	(1.05)	0.23	0.93	0.30	0.08
Total from investment operations	(0.71)	0.61	1.37	0.70	0.15

Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.40)	(0.55)	(0.38)	-
Distributions from realized gains	(0.17)	(0.31)	(0.18)	(0.01)	-
Total dividends and distributions	(0.53)	(0.71)	(0.73)	(0.39)	-

Redemption Fees	-	-	-	0.00 **	0.00	**

Net Asset Value, End of Year/Period	$9.76	$11.00	$11.10	$10.46	$10.15

Total Return*	(6.58)%	5.74%	13.80%	6.97%	1.50%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$206,630	$215,003	$112,226	$4,982	$1,007
Ratio of gross operating expenses to average net assets including interest expense (5,6)	1.61%	1.61%	1.79%	1.99%	2.01	%(3)
Ratio of net operating expenses to average net assets including interest expense (5,7)	1.55%	1.51%	1.54%	1.49%	1.49	%(3)
Ratio of net investment income (loss) after expense reimbursement to average net assets (5,8)	3.29%	3.40%	4.11%	3.88%	2.30	%(3)
Portfolio Turnover Rate	77%	84%	132%	111%	37	%(4)

(1)	Class I and Class R6 commenced operations on August 14, 2018. Start of performance is August 21, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Annualized for periods less than one year.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6) Ratio of gross operating expenses to average net assets excluding interest expense (5)	1.54%	1.58%	1.74%	2.00%	2.01	%(3)

(7) Ratio of net operating expenses to average net assets excluding interest expense (5)	1.48%	1.48%	1.49%	1.49%	1.49	%(3)

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

64

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

Easterly Income Opportunities Fund

	Class R6
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018 (1)
Net Asset Value, Beginning of Year	$11.15	$11.20	$10.51	$10.16	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.38	0.43	0.48	0.43	0.07
Net realized and unrealized gain	(1.07)	0.23	0.94	0.31	0.08
Total from investment operations	(0.69)	0.66	1.42	0.74	0.15

Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.40)	(0.55)	(0.38)	-
Distributions from realized gains	(0.17)	(0.31)	(0.18)	(0.01)	-
Total dividends and distributions	(0.53)	(0.71)	(0.73)	(0.39)	-

Redemption Fees	-	-	-	0.00 **	0.01

Net Asset Value, End of Year/Period	$9.93	$11.15	$11.20	$10.51	$10.16

Total Return*	(6.30)%	6.16%	14.23%	7.36%	1.60%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$92,994	$61,289	$62,369	$30,209	$34,604
Ratio of gross operating expenses to average net assets including interest expense (5,6)	1.61%	1.63%	1.80%	1.93%	1.87	%(3)
Ratio of net operating expenses to average net assets including interest expense (5,7)	1.18%	1.14%	1.17%	1.13%	1.49	%(3)
Ratio of net investment income (loss) after expense reimbursement to average net assets (5,8)	3.68%	3.82%	4.51%	4.11%	2.27	%(3)
Portfolio Turnover Rate	77%	84%	132%	111%	37	%(4)

(1)	Class I and Class R6 commenced operations on August 14, 2018. Start of performance is August 21, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Annualized for periods less than one year.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6) Ratio of gross operating expenses to average net assets excluding interest expense (5)	1.54%	1.61%	1.75%	1.93%	1.87	%(3)

(7) Ratio of net operating expenses to average net assets excluding interest expense (5)	1.11%	1.11%	1.12%	1.13%	1.49	%(3)

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

65

APPENDIX A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase of hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same portfolio (but not any other fund within the fund family).

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same portfolio family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occurs in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in a Fund’s Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the Prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

●	Breakpoints as described in this Prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

A-1

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC (“Janney”)

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Shares acquired through a right of reinstatement.

●	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund’s Prospectus.

●	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

●	Shares acquired through a right of reinstatement.

●	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in the fund’s Prospectus.

●	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

A-2

Robert W. Baird & Co. (“Baird”)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

●	Shares purchased by employees and registered representatives of Baird or its affiliate(s) and their family members as designated by Baird

●	Shares purchased using the proceeds of redemptions from a Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●	A shareholder in the Fund’s Class C shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

●	Shares bought due to returns of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

●	Breakpoints as described in this Prospectus

●	Rights of accumulation, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

A-3

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

●	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

●	Shares purchased by or through a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).

●	Shares purchased through a Merrill Lynch affiliated investment advisory program.

●	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

●	Shares purchased by third party investment professionals on behalf of their advisory clients through Merrill Lynch’s platform.

●	Shares of funds purchased through the Merrill Edge Self-Directed platform.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

●	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

●	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.

●	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class A Shares and Class C Shares available at Merrill Lynch

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Code.

●	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

●	Shares acquired through a right of reinstatement.

●	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).

●	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

A-4

Front-end Sales Charge Discounts Available at Merrill Lynch: Breakpoints and/or Rights of Accumulation

●	Breakpoints as described in this prospectus.

●	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

●	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Morgan Stanley Smith Barney LLC (“Morgan Stanley”)

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

A-5

Additional information about each Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The Funds’ SAI also provides additional information about each Fund. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the SAI, to request other information about the Funds, or to make shareholder inquiries, please call (833) 999-2636.

You also may obtain information about the Funds, including the Annual and Semi-Annual Reports and the SAI, by calling your financial advisor or by visiting our Internet site at: www.EasterlyFunds.com/funds/.

Information about the Funds, including the Annual and Semi-Annual Reports and the SAI, can be reviewed and copied at the SEC’s Public Reference Section. Reports and other information about the Easterly Funds are available on the EDGAR Database on the SEC’s Internet site at and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust’s Investment Company Act file number is 811-23611.

A-6

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 1, 2023

JAMES ALPHA FUNDS TRUST D/B/A EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Total Hedge Portfolio	N/A	N/A	JTHIX	JTHSX
Easterly Income Opportunities Fund	JASVX	JSVCX	JSVIX	JASSX

(each a “Fund” and collectively the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated April 1, 2023, and as may be further amended or supplemented from time to time. The Funds’ financial statements are incorporated into this SAI by reference to the Funds’ most recent Annual Report to shareholders. A free copy of the Prospectus or the Annual Report for the Funds can be obtained by writing the Transfer Agent at c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154 or by calling (833) 999-2636. You may also obtain a copy of the Prospectus or the Annual Report by visiting https://www.EasterlyFunds.com/funds/.

Table of Contents

TRUST HISTORY	1
INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS	1
INVESTMENT RESTRICTIONS	36
FUNDAMENTAL INVESTMENT RESTRICTIONS	36
PORTFOLIO HOLDINGS DISCLOSURE	38
PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE FUNDS	40
TRUSTEES AND OFFICERS	41
MANAGEMENT AND OTHER SERVICES	47
DETERMINATION OF NET ASSET VALUE	55
CERTAIN TAX CONSIDERATIONS	56
ADDITIONAL INFORMATION	69
FINANCIAL STATEMENTS	71
APPENDIX A – RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

TRUST HISTORY

James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Trust”) is an open-end management investment company, commonly known as a “mutual fund,” registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was established under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated September 21, 2020, which was subsequently amended and restated on January 8, 2021 (the “Agreement and Declaration of Trust”). The Trust’s Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value (the “Shares”).

Easterly Funds LLC (“Easterly” or the “Adviser”) is the investment adviser of each of the Funds. The Easterly Income Opportunities Fund is sub-advised by Orange Investment Advisors, LLC (“Orange”), managed by Easterly. The Adviser is responsible for selecting and overseeing one or more sub-advisers (each, a “Sub-Adviser”) to manage the Easterly Income Opportunities Fund’s investment strategies.

On March 19, 2021, each Fund assumed the assets and liabilities of its predecessor fund (each a “Predecessor Fund” and, collectively, the “Predecessor Funds”) as shown below:

Fund	Predecessor Fund
Easterly Total Hedge Portfolio	James Alpha Total Hedge Portfolio
Easterly Income Opportunities Fund	James Alpha Structured Credit Value Portfolio

All historical financial information and other information contained in this SAI relating to each Fund (or any classes thereof) for periods ending on or prior to March 19, 2021 is that of its Predecessor Fund (or the corresponding classes thereof).

Prior to December 22, 2021, the Easterly Income Opportunities Fund was known as Easterly Structured Credit Value Fund. Prior to August 23, 2021, Easterly Total Hedge Portfolio was known as James Alpha Total Hedge Portfolio and Easterly Income Opportunities Fund was known as James Alpha Structured Credit Value Fund.

The Easterly Total Hedge Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to the commodity markets. The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at c/o dms Corporate Services Ltd, 20 Genesis Close, dms House, Second floor, P.O. Box 1344, Georgetown, Grand Cayman, KY1-1108, Cayman Islands. The Subsidiary complies with the provisions relating to affiliated transactions and custody in Section 17 of the 1940 Act and the rules thereunder. Any Subsidiary through which a Fund invests in commodity interests is subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool and the Adviser is (or will be) subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to such Subsidiary under the Commodity Exchange Act (“CEA”).

INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS

The Funds are diversified funds within the meaning of the 1940 Act. The investment objective and principal investment strategies of each Fund are described in the Prospectus. A further description of the Funds’ investments and investment methods appears below. A Fund might not invest in all of these types of securities or use all of these techniques at any one time. The Adviser and/or the Sub-Adviser may invest in other types of securities and may use other investment techniques in managing the Funds as well as securities and techniques not described.

ADJUSTABLE RATE SECURITIES. Certain Funds may invest in adjustable rate securities (i.e., variable rate and floating rate instruments), which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features, which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate instruments is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Asset-Backed Securities. The Easterly Income Opportunities Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Easterly Income Opportunities Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Bank Loans. Bank loans, also referred to as leveraged loans, generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, a Fund becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning a Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to a Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in a Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates.

Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. However, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

BELOW INVESTMENT GRADE DEBT SECURITIES. Certain Funds may invest in debt securities that are rated below “investment grade” by S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) or, if unrated, are deemed by the Adviser and/or Sub-Adviser to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s, Moody’s, and Fitch’s descriptions of their ratings scales are contained in Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser or Sub-Adviser continuously monitors the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund’s investment objective may be more dependent on the Adviser or Sub-Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities.

Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s holdings.

A Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which a Fund may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. A Fund may also incur additional expenses to the extent a Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser or Sub-Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. Certain Funds may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Adviser or Sub-Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

Borrowing. The Funds may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

A Fund may also borrow funds to meet redemptions or for emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires each Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. For tax purposes, the Easterly Total Hedge Portfolio seeks to gain commodity exposure primarily through an investment in the Subsidiary. With respect to the Easterly Total Hedge Portfolio, the Subsidiary will comply with the above asset coverage requirements to the same extent as the Fund itself.

A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Borrowing by a Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of a Fund.

CAPS AND FLOORS. The underlying mortgages, which collateralize the ARMs in which a Fund invests, will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

CASH AND CASH EQUIVALENTS. The Funds may hold cash or invest in cash equivalents. Cash equivalents include money market funds, commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies, or bank/corporation sponsored conduits (asset-backed commercial paper)); short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)); or bank notes; savings association and saving bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); securities of the U.S. government, its agencies, or instrumentalities that mature, or may be redeemed, in one year or less, and; corporate bonds and notes that mature, or that may be redeemed, in one year or less.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. Certain Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

CHANGING INTEREST RATES. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.

In the past, certain European countries and Japan have pursued negative interest rate policies and there is a possibility that negative interest rate policies may be pursued in the United States at some point in the future. In recent years, the U.S. government began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, the Funds may be subject to significant losses. In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive.

This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including a Fund (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.

Collateralized Loan Obligations (“CLOs”). The Easterly Income Opportunities Fund may invest in CLOs. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Easterly Income Opportunities Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk) and the risks associated with investing in CDOs, CLOs carry additional risks including that interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments.

Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect a Fund against the risk of loss due to defaults on the collateral.

Certain CLOs may not hold loans directly, but rather use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

COLLATERALIZED MORTGAGE OBLIGATIONS. Certain Funds may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs.

Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.

CMOs may include real estate investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property.

COMMERCIAL PAPER. The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

COMMODITY EXCHANGE ACT EXCLUSION AND REGULATION. Easterly, with respect to the Easterly Income Opportunities Fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Fund’s operations.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forwards, as further described in this SAI. Because Easterly and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved Easterly’s reliance on these exclusions, or the Funds, its investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which Easterly relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, this Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, Easterly would be subject to registration and regulation as a CPO with respect to that Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on Easterly’s compliance with comparable SEC requirements. As a result of CFTC regulation with respect to the Fund, however, the Fund may incur additional compliance and other expenses.

Easterly is registered as a CPO under the CEA and the rules of the CFTC and is subject to CFTC regulation with respect to the Easterly Total Hedge Portfolio. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of Easterly’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on Easterly’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to Easterly as the Fund’s CPO, Easterly’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill Easterly’s CFTC compliance obligations. As a result of CFTC regulation with respect to the Fund, however, the Fund may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Fund, its investment strategies or this SAI.

CONVERTIBLE SECURITIES. The Funds may invest in fixed-income securities, which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Funds’ objectives.

DOLLAR ROLLS. The Easterly Income Opportunities Fund may invest in dollar rolls. Dollar roll market is similar to a repurchase agreement (“repo”) where two parties simultaneously agree to exchange a security for cash in the near term and to reverse the exchange at a later date. A dollar roll is a combination of one TBA trade with a simultaneous and offsetting TBA trade with a different settlement date. Dollar rolls are used as a funding and hedging mechanism in Agency MBS market that allows investors and market makers great flexibility in adjusting their positions for either economic or operational reasons.

An investor who has bought a TBA but does not want to deal with operational issues of receiving delivering of “cheapest-to-deliver” MBS, could sell an offsetting TBA for that settlement date and simultaneously buy another TBA for a forward settlement date (1 to 6 month forward) and not deal with operational issues while maintaining the same economic exposure. Dollar rolls could also be used as short-term financing at a favorable rate by selling a TBA for one date and buying another TBA for a later date.

Equity Securities. An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent a Fund is invested in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies. Small- and medium-size companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s holdings.

Exchange-Traded Funds. An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs.

ETFs typically incur fees that are separate from those fees incurred directly by a Fund. Therefore, as a shareholder in an ETF (as with other investment companies), a Fund would bear its ratable share of that entity’s expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses.

As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. The Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs to Fund shareholders.

Although mutual funds are similar to ETFs, they are generally sold and redeemed only once per day at market close. ETFs may seek to track a particular index or be actively managed. The ETFs in which a Fund invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Fund invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted if (i) the listing exchange deems such action appropriate, (ii) the shares are de-listed from the exchange, or (iii) upon the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally.

EXCHANGE-TRADED NOTES. The Funds may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A decision to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. A Fund’s interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund’s net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because certain Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions.

Certain Funds may invest in issuers domiciled in “emerging markets,” those countries determined by the Adviser or Sub-Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. In recent years, the occurrence of events in emerging market countries, such as the aftermath of the war in Iraq, instability in Venezuela, Afghanistan, Pakistan, Egypt, Libya, Syria, North Korea, Russia, Ukraine and the Middle East among other countries and regions, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others, have resulted in market volatility and may have long term effects on the investments affected by these events.

There is no assurance that the Adviser or Sub-Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets and may have a higher degree of corruption and fraud. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in OTC markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund’s assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays.

In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Emerging market securities markets may be subject to unexpected closures. It may also be difficult to enforce legal rights in foreign countries or to obtain information necessary to enforce such rights and shareholders may be unable to or face substantial difficulty in bringing such claims. Foreign issuers are generally not bound by uniform regulatory, disclosure, accounting, auditing, recordkeeping, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers, which may limit the ability to conduct due diligence on emerging market issuers.

Emerging market countries may have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which hinder the ability to engage in independent oversight and inspection of accounting firms located in or operating in certain emerging market countries; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of issuers in certain emerging market countries meet PCAOB standards.

Russia’s large-scale invasion of Ukraine on February 24, 2022 has led to various countries, including the U.S., imposing economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions have also instituted broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and the Russian currency have experienced significant declines. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged.

Russia’s military incursion and resulting sanctions could have a severe adverse effect on the region’s economies and more globally, including significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas, and thus could affect the value of a Fund’s investments. Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro, a significant influx of refugees, and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe.

A Fund’s investments in emerging markets may also include investments in U.S.- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the China-based business through a structure known as a variable interest entity (“VIE”). Instead of directly owning the equity interests in the Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to U.S. investors, the China-based companies and/or related individuals or entities indirectly raise capital from U.S. investors without distributing ownership of the China-based companies to U.S. investors. Although VIEs are a longstanding industry practice, Chinese officials have never formally recognized VIE structures under Chines law and regulations regarding the structure are evolving. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. It is uncertain whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders.

All or most of the value of an investment in these companies using a VIE structure depends on the enforceability of the contracts between the listed company and the China-based VIE. Risks associated with such investments include the risk that the Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure; that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States.

As with other Chinese companies with securities listed on US exchanges, US-listed VIEs and ADRs may be delisted if they do not meet US accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to transact in such securities and may increase the cost of the Fund if required to seek other markets in which to transact in such securities.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Certain Funds may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent a Fund invests in securities in bearer form, such as EDRs it may be more difficult to recover securities in the event such securities are lost or stolen.

Referendum on the UK’s EU Membership. On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (“EU”) (“Brexit”). There remains uncertainty relating to the potential ongoing consequences of the withdrawal.

The effects on the UK, European and global economies of the exit of the UK (and/or other EU members during the term of the Funds) from the EU, or the exit of other EU members from the European monetary area and/or the redenomination of financial instruments from the Euro to a different currency, are difficult to predict and to protect fully against. Many of the foregoing risks are outside of the control of the Funds and/or the Advisers and Sub-Advisers. These risks may affect the Funds and/or the Advisers and Sub-Advisers and Managers and other service providers given economic, political and regulatory uncertainty created by Brexit.

EVENT-LINKED BONDS. Certain Funds may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as a market-wide or country specific event. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific amount and time period specified therein, a Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose a Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, a Fund’s investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market for these instruments will develop or that if a liquid market is developed, that it will remain liquid under all circumstances.

FINANCIAL FUTURES. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. U.S. futures contracts are designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. No price is paid or received upon the purchase of a financial futures contract. Upon entering into a futures contract, a Fund will be required to deposit an initial margin payment equal to a specified percentage of the contract’s value. Initial margin payments will be deposited with the FCM. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the FCM on a daily basis. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash may be required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes.

Although certain financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing the position or entering into an offsetting position. A Fund may elect to close out some or all of its futures positions at any time prior to their expiration. The Fund might do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close out its positions by taking opposite positions, which would operate to terminate its position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, negatively correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the Fund’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions.

For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Common types of futures contracts include:

Commodity Futures. A commodity futures contract is an exchange-traded contract to buy or sell a particular commodity at a specified price at some time in the future. Commodity futures contracts are highly volatile; therefore, the prices of fund shares may be subject to greater volatility to the extent it invests in commodity futures.

Currency Futures: A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency futures contracts may be highly volatile and thus result in substantial gains or losses to a Fund.

Index Futures: A stock index futures contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the futures contract. No physical delivery of stocks comprising the index is made.

Interest Rate Futures: An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. A Eurodollar futures contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the London Interbank Offered Rate (“LIBOR”) or other reference rate, although foreign currency-denominated instruments are available from time to time.

Security Futures: A security futures contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security, or a narrow-based securities index) at a certain price.

FOREIGN CURRENCY TRANSACTIONS. When a Fund agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or will be entitled to receive a specified amount of foreign currency. The Funds will then generally convert dollars to that currency in the case of a purchase or that currency to dollars (in the case of a sale). The Funds will conduct their foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts (“forward contracts”) to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Fund may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. A Fund may also enter into forward currency contracts with respect to the Fund’s positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar.

If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same settlement date, the same amount of foreign currency (referred to as a “closing transaction”). Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract.

The Funds may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and OTC call and put options on foreign currency futures contracts and on foreign currencies.

The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Funds own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time.

Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

The successful use of these transactions will usually depend on the Sub-Adviser’s or Adviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Fund.

This imperfect correlation may cause a Fund to sustain losses that will prevent a Fund from achieving a complete hedge or expose a Fund to risk of foreign exchange loss. In addition, investors should bear in mind that a Fund is not obligated to actively engage in hedging or other currency transactions. For example, a Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Although each Fund values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Funds will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The transactions described in this section may also give risk to certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

HEDGE FUNDS. The Easterly Total Hedge Portfolio may invest directly or indirectly in private investment funds, or “hedge funds,” which pursue alternative investment strategies. A hedge fund may utilize special investment instruments and techniques to “hedge” the fund’s portfolio against various risks, such as interest rate changes or other factors that affect security values, or for non-hedging purposes to pursue the hedge fund’s investment objective. Certain of the special investment instruments and techniques that a hedge fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions. Because of the speculative nature of a hedge fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more hedge funds. In addition, interests in a hedge fund are not generally registered under the 1933 Act and the transferability or withdrawal of such interests is substantially restricted. The Fund will deem and include its investments in hedge funds as illiquid and such investments will be included and subject to the Fund’s overall 15% limitation on illiquid investments.

HEDGING. The Funds may use certain instruments to hedge the Fund’s positions (“Hedging Instruments”). To engage in short hedging, a Fund may, for example: (i) sell financial futures; (ii) purchase puts on such futures or on individual securities held by it (“Fund securities”) or securities indexes; or (iii) write calls on Fund securities or on financial futures or securities indexes. To engage in long hedging, a Fund would, for example: (i) purchase financial futures; (ii) purchase calls; or (iii) write puts on such futures or on Fund securities or securities indexes. Additional information about the Hedging Instruments that a Fund may use is provided below.

ILLIQUID OR RESTRICTED SECURITIES. The Funds may invest in illiquid or restricted securities in accordance with the investment restrictions described under “Investment Restrictions.” Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”).

Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust.

If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity. Such steps may include refraining from purchasing illiquid securities or selling or exchanging a portion of the illiquid securities for more liquid securities.

An illiquid investment is any investment that a Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment. The liquidity of a security will be determined based on relevant market, trading and investment specific considerations as set out in the Trust’s liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 under the 1940 Act (the “Liquidity Rule”).

INFLATION-INDEXED BONDS. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Department of the Treasury (the “Treasury”) and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the consumer price index (“CPI”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits, which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments for each Fund.

The Funds may purchase commercial paper obligations that are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note.

The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Fund’s Adviser or Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

INSURED BANK OBLIGATIONS. The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”). A Fund may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Fund will treat such obligations as subject to the 15% limit for illiquid investments set forth in the section “Illiquid or Restricted Securities” above unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

LARGE SHAREHOLDER REDEMPTIONS. Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by large account holders of their shares in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities at a time when the Adviser or the Sub-Adviser would otherwise not choose to sell, which may negatively impact the Fund’s performance, as well as increase the Fund’s trading costs and its taxable distributions to shareholders.

LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, each Fund may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of a Fund’s assets taken at value.

A Fund’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities. The cash or instruments collateralizing a Fund’s loans of securities will be maintained at all times in a segregated account with the Fund’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. The Trust’s custodian bank (the “Custodian”) arranges for each Fund’s securities loans and manages collateral received in connection with these loans. The Funds bear the entire risk of loss with respect to reinvested collateral. A portion of the profits generated from lending portfolio securities is paid to the Fund’s collateral reinvestment agent. Any costs of lending are not included in the Funds’ fee tables contained in the Prospectus. A Fund is obligated to recall loaned securities so that they may exercise voting rights on loaned securities according to the Fund’s proxy voting policies and procedures if the Fund has knowledge that a vote concerning a material event regarding the securities will occur.

Securities Lending Activities

Pursuant to an agreement between the Funds and Brown Brothers Harriman & Co. (“BBH”) a Fund may lend its securities through BBH as securities lending agent to certain qualified borrowers. As securities lending agent of the Funds, BBH administers the Funds’ securities lending program. These services include arranging the loans of securities with approved borrowers and their return to a Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and replacing such securities in the event of default.

BBH also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. BBH may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agreement. BBH maintains records of loans made and the value of such loans and makes available such records that the Funds deem necessary to monitor the securities lending program. For the fiscal year ended November 30, 2022, the Funds did not earn income or incur costs and expenses as a result of securities lending activities.

MARKET RISK AND Recent Market Events. U.S. and international markets have been experiencing dramatic volatility. As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties. Accordingly, the risks of investing in the following securities in which certain Funds may invest have increased. Common stock held by a Fund may fall in value due to general market and economic conditions, including changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class, and changes in general market, economic, political, and regulatory conditions. The market as a whole can decline for many reasons, including adverse political, social or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, infectious disease epidemics, terrorist attacks, war, country instability and other geopolitical events, can have a dramatic adverse effect on stock markets. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

LIBOR Risk. Certain of a Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. While many LIBOR rates were phased out at the end of 2021 as originally intended, a selection of widely used U.S. dollar-based LIBOR rates will continue to be published until June 2023 in order to assist with the transition. As a result, certain LIBOR rates may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. Although the Federal Reserve Bank of New York has identified the Secured Overnight Financing Rate (“SOFR”) as the intended replacement to U.S. dollar-based LIBOR, foreign regulators have proposed other interbank offered rates, such as the Sterling Overnight Index Average (“SONIA”), and other replacement rates, which could also be adopted. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR.

While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for a Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

MASTER LIMITED PARTNERSHIP (“MLP”) SECURITIES. Certain Funds may invest in MLPs. MLPs generally are limited partnerships (or limited liability companies), the common units of which are listed and traded on a national securities exchange or over-the-counter (“OTC”). MLPs generally have two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. The general partner also generally receives a larger portion of the net income as incentive.

As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full.

The general partner or managing member interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the minimum quarterly distribution. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

Some companies in which a Fund may invest have been organized as limited liability companies (MLP LLCs). Such MLP LLCs generally are treated in the same manner as MLPs for federal income tax purposes (i.e., generally taxed as partnerships). MLP LLC common units trade on a national securities exchange or OTC.

In contrast to MLPs, MLP LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas MLP common units have limited voting rights.

The Funds may also invest in MLPs taxed as “C” corporations, I-Shares or institutional units (“I-Units”) issued by MLP affiliates, “C” corporations that hold significant interests in MLPs, and other securities or instruments that provide exposure to MLPs. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage. There are also certain tax risks undertaken by a Fund when it invests in MLPs. MLPs are generally treated as partnerships for U.S. federal income tax purposes.

Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Funds’ investment in the MLP and lower income to the Funds. Also, to the extent a distribution received by the Funds from an MLP is treated as a return of capital, the Funds’ adjusted tax basis in the interests of the MLP will be reduced, which may increase the Funds’ tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association (“Ginnie Mae”) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and is backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Association (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds, with the exception of the Easterly Income Opportunities Fund, do not purchase interests in pools created by such non-governmental issuers. Mortgage-backed securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage –backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs, which are collateralized by mortgage-related securities issued by Ginnie Mae, Freddie Mac, Fannie Mae or by pools of conventional mortgages.

MUNICIPAL BONDS. Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer’s bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

MUNICIPAL NOTES. For liquidity purposes, pending investment in municipal bonds, or on a temporary or defensive basis due to market conditions, the Funds may invest in tax-exempt short-term debt obligations (maturing in one year or less). These obligations, known as “municipal notes,” include tax, revenue and bond anticipation notes, construction loan notes and tax-exempt commercial paper, which are issued to obtain funds for various public purposes; the interest from these Notes is also exempt from federal income taxes. A Fund will limit its investments in municipal notes to those which are rated, at the time of purchase, within the two highest grades assigned by Moody’s or the two highest grades assigned by S&P or Fitch, or if unrated, which are of comparable quality in the opinion of the Adviser or Sub-Adviser.

Other Investment Companies. The Funds may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). A Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies.

A Fund’s investment in an investment company may require the payment of a premium above the net asset value (“NAV”) of the investment company’s shares, and the market price of the investment company’s assets. A Fund will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. A Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the U.S. Securities and Exchange Commission (“SEC”). Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. SEC Rule 12d1-3 under the 1940 Act provides, however, that a Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2% provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

If a Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

Other rules under the 1940 Act and SEC exemptive orders on which the Funds may rely further relax the limits of Section 12(d)(1) of the 1940 Act. Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Rule 12d1-4 under the 1940 Act also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent the Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions.

PARTICIPATION NOTES. The Easterly Income Opportunities Fund may invest in Participation Notes (“P-Notes”). P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, subjecting the Fund to counterparty risk. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, the Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment. The risk that the Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in the Fund. The ability of the Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value to such securities.

PORTFOLIO TURNOVER. Information regarding the portfolio turnover rate for each Fund is available in the Financial Highlights section of the Funds’ prospectus.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Fund’s securities. The ordinary spreads between prices in the cash and future markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

When a Fund uses Hedging Instruments, to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

Transactions in Hedging Instruments may also result in certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

PRIVATE EQUITY FUNDS. The Easterly Total Hedge Portfolio may invest directly or indirectly in private equity funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. There are inherent risks in investing in private equity funds, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately-held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances. The Fund will deem and include its investments in private equity funds as illiquid and such investments will be included and subject to the Fund’s overall 15% limitation on illiquid investments.

In addition to the risks associated with the Fund’s direct investments, the Fund is also subject to the underlying risks which affect the private equity funds in which the Fund invests. Private equity funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a fund experiences the need to write down the value of an investment. Furthermore, private equity funds are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, valuation risk, credit risk, managed portfolio risk and derivatives risk.

PUTS AND CALLS. When a Fund writes an American call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months), or, if a European call, upon the option expiration date, at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any possible profit from an increase in market price over the exercise price. A Fund may, in the case of listed options, purchase calls in “closing purchase transactions” to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Fund retains the underlying security and the premium received. With respect to certain listed options, sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for federal tax purposes. If, due to a lack of a market, a Fund could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. A Fund’s Custodian, or a securities depository acting for the Custodian, will act as the Fund’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”) in connection with listed calls, as to the securities on which the Fund has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund’s entering into a closing purchase transaction.

When a Fund purchases an American call option (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for European call options) at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised or sold.

If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and a third-party counterparty. If the counterparty fails to make delivery on the U.S. government securities underlying an option it has written, in accordance with the terms of that option as written a Fund could lose the premium paid for the option as well as any anticipated benefit of the transaction. In the event that any OTC option transaction is not subject to a forward price at which the Fund has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Fund assets used to “cover” the OTC option will be considered “illiquid securities” and will be subject to the Fund’s limit on illiquid securities. The “formula” on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Fund for writing the option plus the amount, if any, of the option’s intrinsic value, i.e., current market value of the underlying securities minus the option’s exercise price.

An American put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for European call options). The investment characteristics of writing a put covered by earmarked liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium paid on a put written by a Fund represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

When writing put options, to secure its obligation to pay for the underlying security, a Fund will: (1) direct the Custodian to earmark cash or liquid assets with a value equal to at least the exercise price of the option (less any margin or deposit), (2) own an offsetting (“covered”) position in securities or other option, or (3) some combination of earmarking liquid assets and owning an offsetting position. To the extent a Fund secures its obligation by earmarking liquid assets, the Fund forgoes the opportunity of trading the earmarked assets or writing calls against those assets. As long as the Fund’s obligation as a put writer of an American put continues, the Fund may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to purchase the underlying security at the exercise price. A Fund has no control over when it may be required to purchase the underlying security for an American put option, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Fund of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is an American put option (or on a certain date if it is a European put option). Buying a put on securities or futures held by it permits a Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price.

In the event of a decline in the market, the Fund could exercise, or sell the put option at a profit that would offset some or all of its loss on the Fund securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing Fund will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Fund to protect its Fund securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Fund.

An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Fund may cause the Fund to sell from its Fund securities to cover the call, thus increasing its turnover rate. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Fund’s control, holding a put might cause the Fund to sell the underlying investment for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

The Staff of the SEC has taken the position that purchased dealer options (OTC) and the assets used to secure written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities. If the Staff of the SEC or the SEC changes this position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody’s, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate, municipal, and other securities by Moody’s, S&P and Fitch is included in Appendix A to this SAI. Certain Funds may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody’s, S&P’s and Fitch’s opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser or Sub-Adviser will consider such an event in determining whether the Fund should continue to hold the obligation and, with the exception of the Easterly Income Opportunities Fund, will dispose of such securities in order to limit the holdings of debt securities rated below investment grade to less than 5% of the assets of the Fund. If a security is given different ratings by different nationally recognized statistical rating organizations, the Fund’s Adviser or Sub-Adviser considers the security’s rating to be the highest rating of the ratings.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither a Fund’s Manager nor its Sub-Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors such as the federal bankruptcy laws and federal, state and local laws which may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal and interest on their municipal securities may be materially adversely affected.

Real Estate Investment Trusts. The Funds may invest in the securities of real estate investment trusts (“REITs”) or have exposure to REITs. REITs offer investors greater liquidity and diversification than direct ownership of properties. A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those that invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Unlike corporations, REITs do not pay income taxes if they meet certain requirements under the Code. Real estate related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Like any investment in real estate though, a REIT’s performance depends on several factors, such as its ability to find tenants, renew leases and finance property purchases and renovations. Other risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.

Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a Fund are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or on different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one or more brokers. Thus, the number of options which a Fund may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Funds’ Adviser or Sub-Adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions, which could have an adverse effect on a Fund.

REPURCHASE AGREEMENTS. A Fund may invest without limit in repurchase agreements. A repurchase agreement is effectively a loan whereby an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will enter into repurchase agreements only where (1) the underlying securities are of the type (excluding maturity limitations) which the Fund’s investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the NAV of the Fund would be invested in such agreements or other investments, which are illiquid.

A Fund will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default.

A Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by the Fund’s Adviser, Sub-Adviser or the Board of Trustees, or pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Fund is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements.

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that an investor (such as a Fund) will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price.

Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. A Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose and up to 5% of the fund’s total assets from banks and other lenders for temporary purposes.

SHORT SALES. The Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. A Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. If a Fund engages in short sales for hedging purposes, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer. The Easterly Income Opportunities Fund does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral exceeds 10% of the value of the Easterly Income Opportunities Fund’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Special Risks Related to Cyber Security. The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of a Fund or its service providers may adversely impact a Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate the Funds’ NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investment in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

STRUCTURED NOTES. A Fund may invest in structured notes and indexed securities. Structured notes are derivative debt instruments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments).

Indexed securities may include structured notes and other securities wherein the interest rate or principal are determined by a reference instrument. Most structured notes and indexed securities are fixed income securities that have maturities of three years or less. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the indexed security. Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments.

Further, in the case of certain structured notes or indexed securities in which the interest rate, or exchange rate in the case of currency, is linked to a referenced instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Fund.

Swap Agreements. To the extent consistent with a Fund’s investment objective, a Fund may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities, interest rates, currencies, commodities or other assets, reference rates or indices without actually purchasing those underlying assets, rates or indices, or to hedge a position. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments.

When a Fund enters into a cleared swap, the Fund must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, then the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, then the excess margin is returned to the Fund. If the Fund has a gain, then the full margin amount and the amount of the gain are paid to the Fund.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term. The counterparty may be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

If a swap is entered into on a net basis and if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The mandated clearing of standardized swaps is intended, in part, to reduce the risk of counterparty defaults. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian. Because OTC swap agreements are two-party contracts and because they may have terms of greater than seven days, OTC swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any OTC swap agreement unless the Adviser and/or the Sub-Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under an OTC swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Cleared swaps will be entered into through a futures broker, and the Fund will similarly not enter into a swap clearing relationship unless the Adviser and/or the Sub-Adviser believes the futures broker is creditworthy.

A Fund may enter into a swap agreement in circumstances where the Adviser and/or the Sub-Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any OTC swap agreement entered into by a Fund will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.

The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain OTC derivative instruments, including certain types of interest rate swaps and credit default index swaps. Mandatory exchange-trading and clearing has taken place on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap contracts.

Commonly used swap agreements include:

Credit Default Swaps (“CDS”): Typically, an OTC agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are often individually negotiated and structured. A Fund may enter into a CDS to, for example, create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities. As noted above, certain CDSs are now subject to mandatory clearing under the Dodd-Frank Act and applicable CFTC regulation.

A Fund may buy a CDS (buy credit protection). In this type of transaction, the Fund makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). If a credit event occurs with respect to the Reference Obligation, the Fund would cease making premium payments and, if it is a physically-settled CDS, it would deliver defaulted bonds to the seller. In return, the seller would generally pay the par value of the Reference Obligation to the Fund. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Fund (buyer) the difference between the market value and the par value of the Reference Obligation. If no event of default occurs, the Fund pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.

Alternatively, a Fund may sell a CDS (sell credit protection). In this type of transaction, the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs with respect to the Reference Obligation, the buyer would cease to make premium payments to the Fund and, if it is a physically-settled CDS, deliver the Reference Obligation to the Fund. In return, the Fund would pay the par value of the Reference Obligation to the buyer.

Alternatively, the two counterparties may agree to cash settlement in which the Fund would pay the buyer the difference between the market value and the par value of the Reference Obligation. If no event of default occurs, the Fund receives the premium payments over the life of the contract, and no other exchange occurs.

Credit Default Index (“CDX”): A CDX is a CDS referencing an index of Reference Obligations. Many types of CDX are now subject to mandatory clearing. A CDX allows an investor to attempt to manage credit risk or to take a position on a basket of credit entities in a more efficient manner than transacting in single name CDS. If a credit event occurs with respect to one of the Reference Obligations, the protection may be paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the par value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis.

Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.

Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount. In other words, Party A agrees to make periodic payments to Party B based on a fixed interest rate and in return Party B agrees to make periodic payments to Party A based on a variable interest rate. As noted above, certain interest rate swaps are now subject to mandatory clearing under the Dodd-Frank Act and applicable CFTC regulation.

Total Return Swap: An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

Equity Total Return Swap. An agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument or index thereof taken place. Equity total return swaps can create long or short economic exposure to an underlying equity security, or to a basket of securities. Equity swap contracts may be structured in different ways. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

A Fund’s use of swaps is subject to the risks associated with derivative instruments generally. In addition, because uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges, uncleared swap participants may not be as protected as participants on organized exchanges. Performance of an uncleared swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Funds. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

With respect to cleared swaps, there is also a risk of loss by a Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

The use by the Funds of derivatives may involve certain risks, including the risk that the counterparty under a derivatives agreement will not fulfill its obligations, including because of the counterparty’s bankruptcy or insolvency. Certain agreements may not contemplate delivery of collateral to support fully a counterparty’s contractual obligation; therefore, a Fund might need to rely on contractual remedies to satisfy the counterparty’s full obligation.

As with any contractual remedy, there is no guarantee that a Fund will be successful in pursuing such remedies, particularly in the event of the counterparty’s bankruptcy. The agreement may allow for netting of the counterparty’s obligations with respect to a specific transaction, in which case a Fund’s obligation or right will be the net amount owed to or by the counterparty. A Fund will not enter into a derivative transaction with any counterparty that the Adviser or Sub-Adviser believes does not have the financial resources to honor its obligations under the transaction. If a counterparty’s creditworthiness declines, the value of the derivative would also likely decline, potentially resulting in losses to a Fund.

Swaps AND OTHER DERIVATIVES Regulation. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. The Dodd-Frank Act and related regulatory developments impose comprehensive regulatory requirements on swaps and swap market participants that include: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and public reporting requirements, on an anonymous basis, for most swaps.

The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits. It is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment objective. The Advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Funds’ ability to enter into desired swap agreements or derivatives transactions. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund’s investments and cost of doing business. It is not possible to predict fully the effects of current or future regulation.

TEMPORARY DEFENSIVE POSITIONS. Each Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies, including cash equivalents, for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. As a result, a Fund may not achieve its investment objective.

To Be Announced (“TBA”) securities. The Easterly Income Opportunities Fund may add MBS exposure in the TBA market. The majority of Fannie Mae, Freddie Mae and Ginnie Mae MBS (Agency MBS) are eligible to be sold in the TBA market and most of Agency MBS trading occurs in this forward market which is known as “to be announced” or TBA. In a TBA transaction, the seller of MBS agrees on a sale price and forward settlement date, but does not specify which particular securities will be delivered to the buyer on settlement date. Instead, only a few basic characteristics of MBS securities are confirmed. These characteristics include the agency program type, coupon rate, maturity and face value of the bonds to be delivered. This TBA trading convention enables an extremely heterogeneous market consisting of thousands of different MBS pools backed by millions of individual mortgages to be reduced for trading purposes to only a few liquid contracts. TBA prices, which are publicly observable, also serve as the basis for pricing and hedging a variety of other MBS that do not trade in the TBA market. Similar to Treasury futures, TBAs trade on a “cheapest to deliver” basis as on a settlement date, the seller decides which MBS in their holdings to deliver to the buyer. The seller has a clear incentive to deliver the MBS with the lowest relative value that satisfy the terms of the trade. This incentive is well understood by the TBA buyer, who expects to receive securities of lower value than the average MBS for the same program type, maturity and coupon rate. TBA trading effectively applies a common cheapest-to-deliver price level to intrinsically diverse set of underlying securities that should have different prepayment and therefore relative value characteristics. Therefore, TBA market transforms what is a fundamentally heterogeneous universe of individual mortgages into groups of liquid fixed income instruments.

UNREGISTERED SECURITIES. Notwithstanding the above, the Funds each may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser, under the supervision of the Board of Trustees of the Trust, acting under guidelines approved and monitored by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser or Sub-Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality’s right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded; increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

WARRANTS. The Funds may invest in warrants. A warrant gives the holder a right, but not the obligation, to purchase from an issuer (a call warrant) or sell to an issuer (a put warrant) at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

WHEN-ISSUED SECURITIES. The Funds may take advantage of offerings of eligible portfolio securities on a “when-issued” basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. government securities takes place within ten days. A Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Fund chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of a Fund would be so committed. This type of transaction may give rise to a form of leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations.

Leveraging may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s securities.

ZERO-COUPON SECURITIES. Certain Funds may invest in zero-coupon securities which make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

In addition to the risks described above, the securities in which the Funds may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal bankruptcy laws and federal, state and local laws which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. For purposes of the following restrictions and those contained in each Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii), except for the limitation applicable to borrowing money, any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Fund.

Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of the Fund present at a meeting where the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Shares of a Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund.

The investment objectives of the Funds may be changed by the Board of Trustees without shareholder approval. All investment policies and restrictions that are not identified as fundamental may be changed with Board approval and do not require a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS

1. A Fund will not, with respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of any one issuer;

2. A Fund may not, with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

3. (a) With respect to the Easterly Total Hedge Portfolio, the Fund may not invest 25% or more of its total assets in securities of issuers in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or securities of other investment companies);

(b) With respect to the Easterly Income Opportunities Fund only, the Fund may not invest more than 25% of its total assets in securities of issuers in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies), except that the Fund will invest at least 25% of its total assets in residential mortgage-backed securities, commercial mortgage-backed securities, and other mortgage-related securities (such as CMOs);

4. A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Fund;

5. A Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund;

6. A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in REITs, mortgage-related securities, and issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

7. A Fund may not underwrite securities of other companies, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act in disposing of a security;

8. A Fund may not make loans of money, except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund, and entering into repurchase agreements, and except as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Fund.

With respect to restriction 3(b), the Easterly Income Opportunities Fund does not treat investments in ABS (such as issues or vehicles collateralized by student loans, auto loans, or nontraditional collateral) as investments in a single industry or group of industries.

Investment limitations and restrictions described above apply at the time of investment, except for the restriction applicable to borrowings, which is ongoing. To the extent that the Easterly Total Hedge Portfolio is aware of the investments held by an underlying fund, the Fund will consider such information when determining compliance with investment restriction 3(a) above.

NON-FUNDAMENTAL POLICIES

The following policies may be changed by the Board of Trustees without shareholder approval. A Fund will not invest more than 15% of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose.

With respect to the Easterly Income Opportunities Fund, the Fund cannot: (a) purchase securities on margin except for such short-term loans as are necessary for the clearance of purchases of Fund securities, collateral arrangements in connection with transactions in derivative transactions and other types of investment financing transactions; and (b) invest for the purpose of exercising control or management of another company.

The Easterly Total Hedge Portfolio cannot: (a) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Fund securities and transactions in derivatives, and collateral arrangements in connection with transactions in derivatives); and (b) invest for the purpose of exercising control or management of another company.

Each Fund may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund’s Sub-Adviser or Adviser, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity and that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by each of the Funds in these securities.

The Subsidiary of the Easterly Total Hedge Portfolio is subject to the fundamental investment restrictions and non-fundamental policies of the Easterly Total Hedge Portfolio described above with respect to its investments. Such Fund and Subsidiary will comply with the fundamental and non-fundamental policies applicable to them on a consolidated basis.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Trust may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust’s and the Adviser’s fiduciary duties to Trust shareholders. The Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Trust. Consideration includes any agreement to maintain assets in the Trust or in other investment companies or accounts managed by the Adviser or by any of their affiliates. Material non-public information concerning portfolio holdings may be divulged to third parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality, which has been memorialized in an approved non-disclosure agreement. Such non-disclosure agreement shall also prohibit the recipient from trading on the basis of non-public portfolio holdings information. Persons who owe a duty of trust or confidence to the Trust or the Adviser (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Under no circumstances shall current or prospective Trust shareholders receive non-public portfolio holdings information, except as described below.

Statutory Portfolio Holdings Disclosure. Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending November 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of each month will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the six-month period ending May 31 will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSR and Form N-PORT (at quarter-end) will be available on the SEC’s website at www.sec.gov. No later than 60 days after the end of each month, each Fund will make available a complete uncertified schedule of its portfolio holdings as of the last day of that month. In addition to this monthly disclosure, each Fund may also make publicly available its portfolio holdings at other dates as determined from time to time.

Selective Portfolio Holdings Disclosure. Each Fund does not selectively disclose its portfolio holdings to any person, other than to rating agencies and newly hired or prospective investment advisers or sub-advisers. Selective disclosures to newly hired or prospective investment advisers or sub-advisers are made only pursuant to written agreements which require that the information be kept confidential and prohibit the recipient from trading on the basis of the information. Each Fund may disclose its month-end portfolio holdings to rating agencies no sooner than thirty days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Voluntary Portfolio Holdings Disclosure. Approximately one to three weeks after the end of each calendar quarter, Easterly posts on the Trust’s website a profile of each Fund, which typically includes the respective Fund’s top holdings.

Each Fund will make available by telephone at (833) 999-2636, no sooner than thirty days after the end of each month, a complete schedule of its month-end portfolio holdings.

The Trust’s Administrator shall review initial registration statements, and post-effective amendments to ensure that the disclosure referenced above is included and continues to be accurate.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE FUNDS

To the knowledge of the Trust, the following were owners of record or beneficially more than 5% of the outstanding shares of Class A, Class C, Class I, and Class R6 of each Fund, as applicable, of the Trust as of March 2, 2023. Persons who own, either directly or through one or more controlled companies, 25% or more of the voting securities of the Funds are deemed to be control persons. A controlling shareholder can control the outcomes of proposals submitted to shareholders for approval.

Title of Fund – Class	Name and Address	Percentage
Easterly Total Hedge Portfolio – Class I	Denis J. Nayden 131 Quayside Drive Jupiter, FL 33477	76.58%
	Nayden Gifting Trust 131 Quayside Drive Jupiter, FL 33477	15.84%
	Nayden Trust 131 Quayside Drive Jupiter, FL 33477	6.96%

Easterly Income Opportunities Fund – Class A	LPL Financial 4707 Executive Dr. San Diego, CA 92121	45.94%
	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	16.70%

Easterly Income Opportunities Fund – Class C	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	23.61%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	16.58%

Easterly Income Opportunities Fund – Class I	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	12.42%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	8.93%

Easterly Income Opportunities Fund – Class R6	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	45.48%
	Capinco P.O Box 1787 Milwaukee, WI 53201	23.70%
	Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT 06830	10.10%
	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	9.33%

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Darrell Crate is an “interested person” of the Trust (as that term is defined in the 1940 Act) by virtue of their position as an officer of Easterly. Eric Colandrea is the sole director of the Subsidiary.

Name, Year of Birth, and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE:
Darrell Crate, Year of Birth: 1967 515 Madison Avenue 24th Floor New York, NY 10022	President and Chairperson of the Board	Since 2021	Chief Executive Officer of Easterly Funds LLC (2020 – Present); Managing Principal of Easterly Asset Management LP (2016 – Present); Managing Partner of Easterly Capital LLC (2015 – Present)	6	Chairman of the Board and Director of Easterly Government Properties Inc. (2015 – Present); Chairman of the Board and Director of Easterly Acquisition Corp. (2015 to 2018)
INDEPENDENT TRUSTEES:
Neil Medugno, Year of Birth: 1957 515 Madison Avenue 24th Floor New York, NY 10022	Trustee	Since 2021	Retired; Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994 – 2017)	6	Trustee of Six Circles Trust (2017 – Present)
A. Clayton Spencer, Year of Birth: 1954 515 Madison Avenue 24th Floor New York, NY 10022	Trustee	Since 2023	President of Bates College (2012 – present).	6	Not Applicable

Name, Year of Birth, and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee During Past 5 Years
OFFICERS:
Michael Montague, Year of Birth: 1975 515 Madison Avenue 24th Floor New York, NY 10022	Treasurer	Since 2021	Chief Operating Officer of Easterly Funds LLC and James Alpha Management, LLC	Not Applicable	Not Applicable
Emile Molineaux, Year of Birth: 1962 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Chief Compliance Officer	Since 2021	Senior Compliance Officer (2011 – Present) Northern Lights Compliance Services, LLC	Not Applicable	Not Applicable
Chad Bitterman, Year of Birth: 1972 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Anti-Money Laundering Compliance Officer	Since 2021	Compliance Officer (2010 – Present) Northern Lights Compliance Services, LLC	Not Applicable	Not Applicable
Amaris Sahota, Year of Birth: 1992 515 Madison Avenue 24th Floor New York, NY 10022	Secretary	Since 2021	Chief Operating Officer, Easterly Management Operations LLC (2021 – Present); Senior Management Consultant, The Poirier Group (2018 – 2021); Investment Consultant, Sun Life Financial (2015 – 2018)	Not Applicable	Not Applicable
Ken Juster, Year of Birth: 1976 515 Madison Avenue 24th Floor New York, NY 10022	Chief Legal Officer	Since 2022	General Counsel of Easterly Asset Management LP (2022 – Present); Partner, Cooley LLP (2018 – 2022); Partner, White & Case LLP (2017 – 2018)	Not Applicable	Not Applicable
Erik Naviloff, Year of Birth: 1968 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Assistant Treasurer	Since 2021	Vice President, Ultimus Fund Solutions, LLC (2011 – present)	Not Applicable	Not Applicable

Name, Year of Birth, and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee During Past 5 Years
Timothy Burdick, Year of Birth: 1986 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Assistant Secretary	Since 2021	Vice President, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).	Not Applicable	Not Applicable

*	Each Trustee will serve an indefinite term until they resign or retire and/or their successor, if any, is duly elected and qualified. Officers of the Trust serve at the pleasure of the Board.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee as of December 31, 2022 is shown in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Dollar Range of Equity Securities in the Trust
Darrell Crate	None	None
Neil Medugno	None	None
A. Clayton Spencer	None	None

As to each Independent Trustee and their immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, sub-adviser or principal underwriter of the Trust.

Board Leadership Structure, Risk Oversight and Trustee Qualifications

The Board of the Trust consists of three Trustees, two of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by Easterly and other service providers to the Trust. Easterly is responsible for overseeing the day-to-day business affairs of the Trust and for selecting and overseeing one or more sub-advisers to manage one or more investment strategies of the Easterly Income Opportunities Fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee possesses the requisite skills and attributes to carry out his oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.

The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a Board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Crate, their status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Darrell Crate

Mr. Crate has extensive experience in business and finance as a result of his career in asset management businesses and public companies. Mr. Crate is a managing principal of Easterly Asset Management LP. Easterly Asset Management’s core expertise is in acting as a principal to grow asset management business platforms. Easterly Asset Management is a successor company to Easterly Capital, LLC, a firm Mr. Crate founded in September 2009. Mr. Crate also serves as a chairman of the board of directors of Easterly Government Properties Inc., a NYSE listed company that is the successor entity to Easterly Partners, LLC, a firm he co-founded as a private real estate portfolio company of Easterly Capital, LLC. From 2015 to 2018, Mr. Crate was also the Chairman of the Board of Directors of Easterly Acquisition Corp., a blank check company that combined with Sirius International Insurance Group (NASDAQ: SG). From 1998 to May 2011, Mr. Crate served as the chief financial officer of Affiliated Managers Group, Inc., a publicly traded asset management holding company. Mr. Crate was previously a managing director of the Financial Institutions Group of the Chase Manhattan Corporation based in London and New York, focusing exclusively on investment management firms.

Neil Medugno

Mr. Medugno has extensive experience in financial reporting, fund accounting and fund governance. Mr. Medugno is a member of the Board of Trustees of the Six Circle Trust, a series trust which contains equity and fixed income mutual funds, and is Chairman of its Audit Committee and a member of its Governance and Nominating Committee. Mr. Medugno most recently served as Partner of Wellington Management Company, LLP and Chief Financial Officer of Wellington Funds Group, which involved oversight of over 400 funds and over $100 billion of assets under management. In this capacity, Mr. Medugno was also a member of several key firm governance committees. Prior to his roles at Wellington, Mr. Medugno worked in the audit practice of Coopers & Lybrand (now PricewaterhouseCoopers LLP), with a focus on financial services, including investment management.

A. Clayton Spencer

Ms. Spencer is President of Bates College, a position she has held since 2012. Prior to joining Bates College, Ms. Spencer served on various senior leadership teams at Harvard University from 1997, including Vice President for Policy at Harvard, Associate Vice President for Higher Education Policy and Acting Executive Dean of Harvard’s Radcliffe Institute for Advanced Study. Prior to joining Harvard, Ms. Spencer served as Chief Education Counsel to the U.S. Senate Committee on Labor and Human Resources, where she directed education legislation and policy in the Senate. Ms. Spencer previously clerked in the U.S. District Court in Massachusetts, practiced law in private practice, and prosecuted criminal cases as an assistant U.S. attorney.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of funds in the Trust overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth above. The Board of the Trust met four times during the fiscal year ended November 30, 2022.

The Board has an Audit Committee consisting of two Trustees who are Independent Trustees. Neil Medugno (Chair) and A. Clayton Spencer are members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

The Audit Committee met five times during the fiscal year ended November 30, 2022. Mr. Crate serves as Chairman of the Board and in this capacity presides at all Board meetings of the Trustees and oversees the functioning of the Board activities. In selecting Mr. Crate to serve as Chairman of the Board of the Trust, the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders. The Board believes that an interested Chairman has a personal as well as a professional stake in the management of the Trust and that the Board’s leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust.

The Independent Trustees also believe that because a majority of the Trustees are independent trustees, the Board is able to operate in a manner that provides for an appropriate level of independent action and oversight. The Independent Trustees regularly meet outside the presence of management during which time they review matters relating to the independent oversight of the Trust. As a result, the Independent Trustees believe that they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. Personnel of the Adviser seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board, the Adviser employs a variety of processes, procedures and controls in seeking to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks.

Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that may arise and responses thereto.

Compensation

Effective January 1, 2023 each Independent Trustee receives fees for attendance, in-person or by telephone, at regular or special Board and Audit Committee and other committee meetings and at non-regular limited purpose Board meetings according to the following schedule:

Aggregate Value of Funds’ Assets	Annual Retainer	Additional Retainer for Chair of Audit Committee
Below $200 million	$10,000	$500
$200 million to $249,999,999	$12,500	$1,000
$250 million to $299,999,999	$15,000	$1,500
$300 million to $349,999,999	$20,000	$2,000
$350 million to $399,999,999	$25,000	$3,000
$400 million to $999,999,999	$30,000	$4,000
$1,000,000,000 to $1,499,999,999	$36,000	$10,000
$1,500, 000,000 to $1,999,999,999	$50,000	$10,000
$2,000,000,000 to $2,499,999,999	$65,000	$10,500
$2,500,000,000 to $2,999,999,999	$75,000	$10,500
$3,000,000,000 to $3,499,999,999	$90,000	$11,000
$3,500,000,000 to $3,999,999,999	$105,000	$11,000
$4,000,000,000 to $4,499,999,999	$120,000	$11,500
$4,500,000,000 to $5,000,000,000	$135,000	$12,000

Such compensation is paid by each Fund in proportion to each Fund’s assets relative to the aggregate of all of the Trust’s Funds’ assets.

The table below shows the compensation paid to the Trustees for the most recent fiscal year ended November 30, 2022.

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustee
Darrell Crate	N/A	N/A	N/A	N/A
Neil Medugno	$51,250	N/A	N/A	$51,250
A. Clayton Spencer*	N/A	N/A	N/A	N/A

*	Ms. Spencer was elected as a Trustee effective January 26, 2023.

General Information about the Board. The Board is responsible for protecting the interests of the Trust’s shareholders. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review its performance and review the actions of the Adviser, which is responsible for the Funds’ day-to-day operations.

Committees. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Neil Medugno (Chair) and A. Clayton Spencer. The Audit Committee, among other matters, approves professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services, makes recommendations to the Board with respect to the engagement of the independent registered public accounting firm and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Funds’ financial operations. As of March 2, 2023, the Trustees and Officers of the Trust as a group owned less than 1% of each Fund.

MANAGEMENT AND OTHER SERVICES

The Trust, on behalf of each Fund, has entered into an investment management agreement with Easterly (each, an “Advisory Agreement”). Easterly Funds LLC is indirectly majority owned by James Alpha Holdings LLC.

Under each Advisory Agreement, subject to the general supervision of the Board of Trustees, Easterly is responsible for managing each Fund in accordance with its investment objectives and policies. Easterly has discretion to invest and reinvest each Fund’s assets in securities and other instruments. Each Advisory Agreement has been approved by the Board of Trustees for an initial period of two years. Each Advisory Agreement will continue in effect from year-to-year thereafter if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreements or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreements.

Each Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund at any time when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by Easterly upon 180 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreements provide that Easterly, under such Agreements, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by Easterly pursuant to each Advisory Agreement, Easterly is entitled to receive from each Fund an investment advisory fee at the annual rates set forth in the table below.

Fund Name	Percentage of Average Daily Net Assets
Easterly Total Hedge Portfolio	1.00%
Easterly Income Opportunities Fund	1.20%

Easterly may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement Easterly may have to waive fees and/or reimburse the Funds’ expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between Easterly and the Funds, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of each Fund to ensure that Total Annual Fund Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses, such as litigation and proxy-related expenses, and Acquired Fund Fees and Expenses) do not exceed a percentage of each Fund’s average net assets for each Class as set forth in the table below.

Fund Name	Class A	Class C	Class I	Class R6
Easterly Total Hedge Portfolio	N/A	N/A	1.48%	1.11%
Easterly Income Opportunities Fund	1.73%	2.48%	1.48%	1.11%

The Expense Limitation Agreement will be in effect through March 31, 2024 and cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees it waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

For the last three fiscal years ended November 30, the management fees paid and waived and/or reimbursed by the Funds and Predecessor Funds were as follows:

	2022		2021		2020
	Fees Paid	Fees Waived and/or Reimbursed	Fees Paid	Fees Waived and/or Reimbursed	Fees Paid	Fees Waived and/or Reimbursed
Easterly Total Hedge Portfolio	$311,016	$194,686	$212,420	$101,288	$104,765	$96,283
Easterly Income Opportunities Fund	$4,035,365	$552,449	$3,005,465	$472,087	$1,264,195	$441,960

Disclosure of the basis for the Board’s approval of each Advisory Agreement will be available in the Funds’ Semi-Annual Report for the fiscal period ending May 31, 2023.

Investment Sub-Advisory Agreement

Easterly has entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Orange on behalf of the Easterly Income Opportunities Fund. Orange is indirectly majority owned by OIA Management Holdings LLC. Additionally, BP Structured Investments LLC indirectly owns 25% or more of Orange.

Under the Sub-Advisory Agreement, subject to the general supervision of the Board of Trustees and the Adviser, Orange is delegated the responsibility for managing the Fund in accordance with its investment objectives and policies. Under this delegated authority, Orange has discretion to invest and reinvest the Fund’s assets in securities and other instruments. As compensation for its services, Easterly pays to Orange a fee out of the management fee paid to Easterly by the Easterly Income Opportunities Fund.

The Sub-Advisory Agreement has been approved by the Board of Trustees for an initial period of two years. The Sub-Advisory Agreement will continue in effect from year-to-year thereafter if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreement.

The Sub-Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, upon not more than 60 days’ notice, or by the Sub-Adviser upon 180 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The Sub-Advisory Agreement provides that the Sub-Adviser, under such Agreement, shall not be liable for any investment loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except in the case of the Sub-Adviser’s negligence, actual misconduct or violation of any applicable statute; provided, however, that this limitation shall not act to relieve the Sub-Adviser from any responsibility, obligation or duty which the Sub-Adviser may have under any federal or state securities acts or other applicable statutes.

The SEC has granted exemptive relief that permits Easterly, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements with affiliated or unaffiliated sub-advisers without shareholder approval. This means that Easterly is able to reduce the sub-advisory fee and retain a larger portion of the management fee, or increase the sub-advisory fee and retain a smaller portion of the management fee. Under a manager of managers structure, Easterly has ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s sub-advisers and recommending to the Board of Trustees their hiring, termination, or replacement.

Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change Easterly’s obligations under the investment advisory agreement, including Easterly’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval.

Disclosure of the basis for the Board’s approval of the Sub-Advisory Agreement will be available in the Fund’s Semi-Annual Report for the fiscal period ending May 31, 2023.

Subsidiary Advisory Agreements

The James Alpha Total Hedge Cayman Fund Ltd., the wholly-owned and controlled Cayman Islands subsidiary of the Easterly Total Hedge Portfolio, has entered into an investment advisory agreement with Easterly (the “Subsidiary Advisory Agreement”). Under the Subsidiary Advisory Agreement, subject to the general supervision of the sole director of the Subsidiary and the Board of Trustees, Easterly is responsible for managing the Subsidiary in accordance with its investment objective and polices. Easterly has discretion to invest and reinvest the Subsidiary’s assets in securities and other instruments. The Subsidiary Advisory Agreement with Easterly continues in effect unless and until terminated in accordance with the termination provisions in the Subsidiary Advisory Agreement. The Subsidiary Advisory Agreement is terminable without penalty by the Subsidiary immediately upon written notice when authorized either by a majority vote of the Subsidiary’s shareholders or by the sole director of the Subsidiary, or by Easterly upon six months’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The Subsidiary Advisory Agreement provides that Easterly, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by Easterly pursuant to the Subsidiary Advisory Agreement, Easterly is entitled to receive from the Subsidiary an investment advisory fee of 1.00% per annum of the Subsidiary’s average net assets computed daily and paid monthly. Although the Easterly Total Hedge Portfolio indirectly bears this expense as a result of the Fund’s ownership of the Subsidiary, Easterly has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table lists the number and types of accounts managed by each portfolio manager for the Funds noted in the following table and the assets under management in those accounts as of November 30, 2022.

Portfolio Manager	Fund(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Akos Beleznay, PhD Easterly Funds LLC	Easterly Total Hedge Portfolio	0	$0	0	$0	0	$0	$0
Jay Menozzi Orange Investment Advisors, LLC	Easterly Income Opportunities Fund	0	0	1	$13.12	1	$182.78	$195.9
Boris Peresechensky Orange Investment Advisors, LLC	Easterly Income Opportunities Fund	0	0	1	$13.12	1	$182.78	$195.9

*	In addition to the accounts included herein, portfolio managers may also manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The descriptions of the procedures to address conflicts of interest, if any, have been provided by the Adviser and Sub-Adviser for their respective portfolio managers.

Easterly Funds LLC

An affiliate of Easterly, James Alpha Management, LLC (“JAM”), is the general partner to privately offered funds that may charge higher fees, including an incentive fee, than the fees charged by the Funds. To the extent the personnel involved in making investment decisions for Easterly are also involved in making investment decisions for JAM (i.e., such selection has not been delegated to a sub-adviser), such personnel may therefore have an incentive to favor such private funds over the Funds. Easterly has adopted policies and procedures for fair and consistent allocation of investment opportunities among all of its client accounts that takes into account each account’s investment strategy, cash availability, availability of investments and other factors. Easterly periodically compares holdings and performance of the various accounts that it manages to identify significant performance disparities among similar accounts that could be indicative of favorable treatment. Easterly educates its employees regarding the responsibilities of a fiduciary, including the equitable treatment of all clients, regardless of the fee arrangement.

Easterly is guided by its fiduciary obligations, including its duty to act fairly and in the best interest of its clients, in making all decisions regarding the Funds.

Orange Investment Advisors, LLC

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.

For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the Fund’s trades and/or specific uses of commissions from the Fund’s trades (for example, research, or “soft dollars”, if any).

The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation

Easterly Funds LLC

Dr. Beleznay receives compensation for his services in the form of a base salary, a discretionary bonus, and a share on the net revenue generated by the products managed by Dr. Beleznay.

Orange Investment Advisors, LLC

Messrs. Menozzi and Peresechensky have ownership interests in the Sub-Adviser and will participate in business profits accordingly.

Ownership of Securities – as of November 30, 2022

Portfolio Manager	Funds Managed	Dollar Range of Equity Securities Beneficially Owned of Predecessor Fund
Akos Beleznay, PhD	Easterly Total Hedge Portfolio	None
Jay Menozzi	Easterly Income Opportunities Fund	Over $1 million
Boris Peresechensky	Easterly Income Opportunities Fund	$100,000 – $500,000

CODE OF ETHICS. The Trust, the Adviser, Orange and Ultimus Fund Distributors, LLC (the “Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Funds. These codes are designed to protect the interests of the Funds’ shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Funds so long as such investments are made pursuant to the code’s requirements.

PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Adviser and any sub-adviser, which will vote such proxies in accordance with their respective proxy policies and procedures. In some instances, the Adviser or the Sub-Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Funds’ shareholders, and those of the Adviser or the Sub-Adviser or an affiliated person of the Adviser or the Sub-Adviser. In such a case, the Trust’s policy requires that the Adviser or the Sub-Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Adviser’s and Sub-Adviser’s proxy voting policies and procedures are attached as Appendix B to this SAI.

More information. The actual voting records relating to Fund securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, (833) 999-2636 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures will also be available by calling (833) 999-2636 and will be sent within three business days of receipt of a request.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES. The Trust has entered into a servicing agreement with Ultimus Fund Solutions, LLC (“Ultimus”), whereby Ultimus provides administration, fund accounting and transfer agent services (the “Ultimus Services”) to the Funds. For providing such services, the Trust and Ultimus have entered into a universal fee agreement whereby Ultimus receives from each Fund: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

The Saratoga Advantage Trust, on behalf of the Predecessor Funds, entered into servicing agreements with Gemini Fund Services, LLC (“Gemini”), whereby Gemini provided administration, fund accounting and transfer agent services to the Predecessor Funds. For providing such services, the Saratoga Advantage Trust and Gemini entered into a universal fee agreement whereby Gemini received from the Predecessor Funds: (i) a minimum annual fee or basis points in decreasing amounts as assets reached certain breakpoints; and (ii) any related out-of-pocket expenses. The Funds and Predecessor Funds accrued the following amounts for such services for the last three fiscal years ended November 30:

Fund	2020	2021	2022
Easterly Total Hedge Portfolio	$31,265	$44,652	$55,379
Easterly Income Opportunities Fund	$234,909	$406,537	$505,864

Administrative Services Payments. Shares of the Funds may be owned or held by financial intermediaries for the benefit of their customers. In those cases, the Fund often does not maintain an account for the shareholder. Thus, some or all of the services provided to these accounts are performed by the financial intermediaries and not the Fund. In these situations, the Funds may make payments to financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.15% of average annual assets of such share classes.

Compliance Services. Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, an affiliate of Ultimus and the Trust’s Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.

PLANS OF DISTRIBUTION. The Trust, on behalf of the Easterly Income Opportunities Fund, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), under which that Fund is authorized to pay up to 0.25% and 1.00% of the Fund’s average daily net assets annually for each of its Class A and Class C shares, respectively, all of which may be paid to the Adviser, the Distributor or other entities. The Distributor has informed the Trust that a portion of the fees payable each year pursuant to the Plan equal to 0.25% of such Class’s average daily net assets are currently each characterized as a “service fee” under the Rules of FINRA (of which the Distributor is a member), all of which may be paid to Easterly, the Distributor or other entities. The “service fee” is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class is characterized as an “asset-based sales charge” as defined in the aforementioned Rules of FINRA.

The Distributor, or other entities, including the Adviser, also receive the proceeds and contingent deferred sales charges (“CDSCs”) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The Plan was adopted by a majority vote of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the “Independent 12b-1 Trustees”), cast at a meeting called for the purpose of voting on the Plan for an initial one-year term, and will continue in effect from year-to-year if such continuance is specifically approved at least annually by a majority vote of the Board of Trustees, including a majority of the Independent 12b-1Trustees. Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) on not more than thirty days’ written notice to any other party to the Plans. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by each Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments. For the fiscal year ended November 20, 2022, the Easterly Income Opportunities Fund paid the following fees pursuant to the plan:

Class A	Class C
$36,580	$51,997

POSSIBLE ADDITIONAL FUND SERIES. If additional funds are created by the Board of Trustees, shares of each such fund will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

Under Rule 18f-2 of the 1940 Act (the “Rule”), any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of the independent registered public accounting firm. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each Fund. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

PORTFOLIO TRANSACTIONS. The Adviser and/or the Sub-Adviser are responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any.

With respect to the Easterly Income Opportunities Fund, as most, if not all, purchases made by the Fund are principal transactions at net prices, the Fund pays no brokerage commissions; however, prices of debt obligations reflect mark-ups and mark-downs which constitute compensation to the executing dealer. A Fund will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. The Sub-Adviser or Adviser seeks to obtain prompt execution of orders at the most favorable net price. If the Sub-Adviser or Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to a Fund or that Sub-Adviser or the Adviser.

The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Sub-Adviser or Adviser from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Funds directly.

Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, and in return for such services, the Sub-Adviser or Adviser may pay a higher commission than other brokers would charge if the Sub-Adviser or Adviser determines in good faith that the commission is reasonable in relation to the services provided. There is no formula for such allocation. The research information may or may not be useful to a Fund and/or other accounts of the Sub-Adviser or Adviser; information received in connection with directed orders of other accounts managed by the Sub-Adviser or Adviser or its affiliates may or may not be useful to one or more of the Funds. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Sub-Adviser or Adviser, to make available additional views for consideration and comparison, and to enable the Sub-Adviser or Adviser to obtain market information for the valuation of securities held in a Fund’s assets.

The Sub-Adviser or Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. The Adviser and Sub-Adviser currently serve as investment manager or adviser to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Sub-Adviser and the Adviser to cause purchase or sale transactions to be allocated among the Funds and others whose assets it manages in such manner as it deems equitable.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of the Adviser or Sub-Adviser to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

For the fiscal years ended November 30, 2020, 2021, and 2022, the Funds and the Predecessor Funds, as applicable, paid brokerage commissions of approximately $46,611, $16,720, and $23,489 respectively.

For the fiscal years ended November 30, 2020, 2021, and 2022, the Funds and the Predecessor Funds, as applicable, paid no affiliated brokerage commissions.

During the fiscal year ended November 30, 2022, the Funds and the Predecessor Funds paid no brokerage commissions to brokers because of research services provided.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each class of shares of each Fund is determined each day the New York Stock Exchange (the “Exchange”) is open for business, as of the close of the regular trading session of the Exchange that day (typically 4:00 p.m. Eastern Time) (“Valuation Time”), by dividing the value of a Fund’s net assets, less any liabilities, by the total number of the Fund shares outstanding, by class.

The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the mean between the current bid and ask prices at the time as of which the value is being ascertained. Securities actively traded in the OTC market but not designated as national market system securities are valued at the last quoted bid price. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may us alternative market prices provided by a pricing service. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

The Trust’s Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Fund’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board’s procedures. Short-term (having a maturity of 60 days or less) debt securities may be valued at amortized cost.

Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. Easterly and the sub-adviser to the Easterly Income Opportunities Fund may, in their discretion, value an odd lot fixed income security at what Easterly and the sub-adviser believe is a fair price and not the pricing service price if Easterly and the sub-adviser deem the price provided by the pricing service to not represent its fair value. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine for the same security.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread, between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Fund writes a call, an amount equal to the premium received is included in the Fund Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Fund is exercised, the proceeds on the sale of the underlying securities are increased by the premium received.

If a call or put written by a Fund expires on its stipulated expiration date or if a Fund enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Fund is exercised by it, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

In compliance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser (but not the sub-advisers) as the valuation designee. The Adviser, as the valuation designee, performs the fair value determinations relating to Fund investments and is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Board oversees the Adviser in its role as valuation designee pursuant to Rule 2a-5.

CERTAIN TAX CONSIDERATIONS

GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, each Fund and shareholders of the Funds, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in a Fund or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

TAXATION OF THE FUNDS. The Funds generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of the Funds will affect the amount and timing and character of the distributions made by the Funds. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

INVESTMENT COMPANY TAXATION. The Funds have elected and intend to qualify, or, if newly organized, intends to elect and qualify, as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. In order for the Funds to qualify as a regulated investment company each year, it must meet certain distribution, income and asset diversification requirements described below. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. If a Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance.

Subject to savings provisions for certain failures to qualify for taxation as a regulated investment company which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.

In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

●	Distribution Requirement — the Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

Each Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. The Fund may also distribute such income and gains should the Board of Trustees deem it to be in the best interest of shareholders.

If the Fund retains all or part of any net long-term capital gains in any year for reinvestment, the Fund will pay federal income tax (and possibly excise tax) on such retained gains (except to the extent of any available capital loss carry forward) at the highest corporate tax rate. Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Dividends and Distributions” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or net short-term capital loss incurred after October 31 of the current taxable year, and

(ii)	the sum of (1) the excess, if any, of specified losses incurred after October 31 of the current taxable year, over specified gains incurred after October 31 of the current taxable year, and (2) the excess, if any, of other ordinary losses incurred after December 31 of the current taxable year, over, other ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

If the Fund is a fund of funds, distributions by underlying funds, redemptions of shares in underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes and (b) dividends paid by a fund of funds from interest earned by an underlying fund on U.S. government obligations is unlikely to be exempt from state and local income tax. However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an underlying fund for purposes of the reduced rate of taxation on qualified dividend income and the dividends received deduction (see, “Taxation of Dividends and Distributions” below). A qualified fund of funds, i.e. the Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders foreign tax credits.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims.

Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. If more than 50% of the Fund’s assets are invested in foreign securities at the end of any fiscal year (and if the Fund is a qualified fund of funds, as discussed above), the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund (subject to various limitations). In such a case, the shareholders would need to include the amount of such foreign taxes as additional income and the shareholders would generally be able to take a credit or deduction for such foreign taxes.

EASTERLY TOTAL HEDGE PORTFOLIO

The Fund invests in derivatives, financially-linked instruments and may, in the future, invest in the stock of the Fund’s Subsidiary to gain exposure to the commodity markets. This strategy may cause the Fund to realize more ordinary income than would be the case if the Fund invested directly in commodities. Also, these commodity-linked investments and the income earned thereon must be taken into account by the Fund in complying with the distribution, income and asset diversification requirements as described below.

To the extent that this SAI summarizes the tax consequences of or the tax considerations applicable to the Fund investing in the Subsidiary, such tax consequences and considerations apply only if, in the future, the Subsidiary is created and the Fund invests in the stock of the Subsidiary as described in this SAI.

DISTRIBUTION REQUIREMENT. The Funds intend to distribute the Subsidiary’s income each year in satisfaction of the Fund’s Distribution Requirement. The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (“CFC”) with respect to the Fund. As such, the Fund will be required to include in its gross income each year amounts earned by the Subsidiary during that year (“subpart F income”), whether or not such earnings are distributed by the Subsidiary to the Fund. It is expected that all of the Subsidiary’s income will be subpart F income. The Fund’s tax basis in the Subsidiary will be increased as a result of the Fund’s recognition of the Subsidiary’s subpart F income. The Fund will not be taxed on distributions received from the Subsidiary to the extent of the Subsidiary’s previously-undistributed subpart F income, although its tax basis in the Subsidiary will be decreased by such amount. If the Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the Fund and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods. Subpart F income will be distributed by the Fund to shareholders each year as ordinary income and will not be qualified dividend income eligible for taxation at long-term capital gain rates or eligible for the dividends received deduction in the case of corporations. The Subsidiary likely will also be classified as a PFIC as defined below in “Tax Treatment of Fund Transactions - PFIC Investments” but the CFC rules supersede the PFIC rules.

INCOME REQUIREMENT. Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the Income Requirement. See, “Tax Treatment of Fund Transactions - Investments in commodities — structured notes, corporate subsidiary and certain ETFs.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. In addition, the IRS has also issued a number of private letter rulings concluding that income derived from subsidiaries similar to the Subsidiary will be qualifying income, even if the subsidiary itself owns commodity-linked swaps. According to these private letter rulings, the income derived from the subsidiary is qualifying income regardless of whether the Fund receives the income in the form of current distributions or recognizes the income in advance of receiving distributions from the subsidiary. Private letter rulings can only be relied upon by the taxpayer that receives them. The IRS issued final regulations that would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The Fund intends to treat its income from the Subsidiary as qualifying income. If, contrary to a number of private letter rulings issued by the IRS to third-parties, the IRS were to determine such income is non-qualifying, the Fund might fail to satisfy the income requirement. In such a case, the Board may authorize a significant change in investment strategy or Fund liquidation.

The tax treatment of a Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above.

ASSET DIVERSIFICATION TEST. For purposes of the Asset Diversification Test, the Fund’s investment in the Subsidiary would generally be considered a security of one issuer. Accordingly, the Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of the Fund’s total assets in order to satisfy the Asset Diversification Test.

TAXATION OF THE SUBSIDIARY. On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to the Fund will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary’s investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments in part because it will not earn significant amounts of U.S. source income, which is the basis for the U.S. withholding tax. Each Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements discussed below.

TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from any Fund in the Trust. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Certain ordinary income dividends received by an individual shareholder and reported by a Fund as derived from qualified dividend income may be taxed at the same rates as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Any net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) realized by a Fund will be distributed annually as described in the Prospectus. Such distributions (“capital gain dividends”) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be reported by a Fund to shareholders as paid from capital gain dividends in a written statement mailed by the Fund to shareholders. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.

Net short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) will be distributed annually as ordinary income. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares (but not below zero); any excess will be treated as gain from the sale of his shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments.

Under the Tax Cuts and Jobs Act, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs. The IRS has recently issued regulations permitting a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.

For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a Fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable Fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after-tax performance.

The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of a Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of a Fund’s next taxable year, and the excess (if any) of a Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of a Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by a Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period.

An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. A Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change.

Additionally, if a Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Capital loss carry forwards, as of each Funds’ most recent tax year-ended November 30, 2022, available to offset future capital gains, if any, are as follows:

Portfolio	Non-Expiring Short-Term	Non-Expiring Long-Term	Total	CLCF Utilized
Easterly Total Hedge	$1,583,032	$144,762	$1,727,794	$—
Easterly Income Opportunities	869,218	1,222,650	2,091,868	—

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions and holding period and debt financing requirements, a domestic corporate shareholder may be eligible for a dividends received deduction to the extent that a Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by a Fund will not be eligible for the dividends received deduction.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”). The IRS has issued regulations permitting a regulated investment company (such as the Fund) to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the RIC shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by a Fund and may also be subject to U.S. estate tax. An exemption from U.S. withholding tax is provided for capital gain dividends paid by a Fund from long-term capital gains, if any. The exemptions from U.S. withholding for interest-related dividends” paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends have been made permanent.

However, the Funds expect to withhold taxes on such distributions regardless of the fact that they may not be required to do so. Notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds, including the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which a Fund may invest.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

PURCHASES, REDEMPTIONS AND EXCHANGES.

Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the NAV of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the NAV of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Fund shares normally is treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in a Fund is measured by the difference between the amount of consideration received (or the fair market value of any property received) and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased in a Fund on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method of average cost. If you do not notify a Fund of your elected cost basis method upon the initial purchase into your account, the Fund’s default method of average cost will be applied to your covered shares. The Funds will compute and report the cost basis of your shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However a Fund is not required to, and in many cases does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by a Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Exchanges of a Fund’s shares for shares of another fund, including shares of other Funds in the Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

If a shareholder realizes a loss on the redemption or exchange of a Fund’s shares and receives securities that are considered substantially identical to that Fund’s shares or reinvests in that Fund’s shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and foreign tax consequences of selling shares of the Funds, including the risks and special tax consequences to them from a sale of shares of a Fund that is a “U.S. Real Property Holding Corporation” (generally, a Fund 50% or more of the fair market value of whose assets consists of “United States Real Property Interests”, including stock of certain REITs).

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Foreign Account Tax Compliance Act (“FATCA”). The Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends paid by a Fund to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Fund to determine whether withholding is required.

TAX TREATMENT OF FUND TRANSACTIONS. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In general. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

PFIC investments. A Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years.

Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Fund Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Investment Company Taxation.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Fund Transactions — Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund is generally treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities or is an MLP). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities — structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity - linked or structured notes, or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, the portion of such rulings relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS’s position. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) In addition, a RIC may gain exposure to commodities through investment in a QPTP or through investment in a wholly-owned foreign subsidiary, such as the Subsidiary, that is treated as a controlled foreign corporation for federal income tax purposes. Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as qualifying income, even if a foreign corporation, such as a wholly-owned foreign subsidiary, does not make a distribution of such income.

If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution.

Accordingly, the extent to which a fund directly invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company.

Securities lending. While securities are loaned out by a Fund, the Fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the dividends- received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Investments in securities of uncertain tax character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. A shareholder may be subject to backup withholding (currently, at a rate of 24%) with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of shares of a Fund if he or she fails to furnish a correct taxpayer identification number, certify that he or she has provided a correct taxpayer identification number, certify that he or she is not subject to backup withholding, and certify that he or she is a U.S. person. An individual’s taxpayer identification number is his or her social security number. A Fund also must withhold if the IRS instructs it to do so. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular federal income tax liability.

ADDITIONAL INFORMATION

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTION OF TRUST SHARES.

Currently, the Trust has not entered into any arrangements to permit frequent purchases and redemptions of Trust shares.

The Adviser and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Funds) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Funds’ shares. Such fees are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The Adviser and/or the Distributor have entered into agreements with brokers and/or service providers for the provision of such services pursuant to which the Adviser and/or the Distributor pays to the broker and/or service provider a fee that typically does not exceed 0.50% of the value of all sales of Trust shares in which the broker and/or service provider or its affiliates is record owner or broker-dealer of record.

The prospect of receiving, or the receipt of, additional compensation, as described above, by intermediaries, financial advisors and other sales persons may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of each Fund, together with shareholders of each other Fund in the Trust (together, “Trust Shareholders”) have the right, upon the vote by two-thirds of the outstanding shares of the Fund, to remove a Trustee. To the extent required by federal law including the 1940 Act, special meetings of the shareholders shall be called by the Secretary upon the request of the shareholders owning shares representing at least the percentage of the total combined votes of all shares of the Trust issued and outstanding required by federal law including the 1940 Act.

When issued, shares of each class are fully paid and have no preemptive or other subscription rights. Each class of shares represents identical interests in the applicable Fund’s investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or any Fund, shareholders of each class of shares of a Fund are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Trust on the sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Fund, and constitute the assets of the Fund. The assets of each Fund are required to be segregated on the Trust’s books of account.

Expenses not otherwise identified with a particular Fund will be allocated fairly among two or more Funds of the Trust by the Board of Trustees. The Trust’s Board of Trustees has agreed to monitor the Fund transactions and management of each of the Funds and to consider and resolve any conflict that may arise.

The Amended and Restated Agreement and Declaration of Trust (the “Declaration”) provides that by virtue of becoming a shareholder of the Trust, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. Shareholders, however, should be aware that they cannot waive their rights under the federal securities laws. The Declaration generally provides that shareholders will not be subject to personal liability for the obligations of the Funds. There is a remote possibility, however, that, under certain circumstances, shareholders of a Delaware statutory trust may be held personally liable for that trust’s obligations to the extent that the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration also provides for indemnification out of assets belonging to the Fund (or allocable to the applicable class, as defined in the Declaration) for all loss and expense of any shareholder held personally liable for the obligations of the Fund or such class. Therefore, the risk of any shareholder incurring financial loss beyond their investment due to shareholder liability is limited to circumstances in which the Fund or the applicable class of the Fund is unable to meet its obligations and the express limitation of shareholder liabilities is determined by a court of competent jurisdiction not to be effective.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims beyond the process otherwise required by law. This derivative actions process is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. The Trustees will be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Trust’s process for bringing derivative suits may be more restrictive than other investment companies. The process for derivative actions for the Trust also may make it more expensive for a shareholder to bring a suit than if the shareholder was not required to follow such a process.

The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in New York, or if not permitted to be brought in federal court, then in the Court of Chancery of the State of Delaware as required by applicable law, or the Superior Court of the State of Delaware (the “Exclusive Jurisdictions”), and that the right to jury trial be waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. In addition, the designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder was permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. A court may choose not to enforce these provisions of the Declaration.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait, Weller & Baker, LLP (“TWB”), located at Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm of the Funds. Their services include auditing the annual financial statements and financial highlights of each Fund as well as other related services. TWB also served as the independent registered public accounting firm of the Predecessor Funds.

TRUST COUNSEL. Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, acts as the Trust’s legal counsel.

CUSTODIAN. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, is the custodian of the assets of the Trust and the Subsidiary.

ADMINISTRATOR. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Trust’s Administrator.

DISTRIBUTOR. The Distributor’s principal address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Trust’s transfer agent and shareholder servicing agent.

DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

TAX INFORMATION. The federal tax treatment of each Fund’s dividends and distributions is explained in the Funds’ Prospectus under the heading “Dividends, Distributions and Taxes.” Each Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

LINE OF CREDIT. The Easterly Income Opportunities Fund participates in a credit facility with Cogent Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes.

FINANCIAL STATEMENTS

The audited financial statements for the Funds’ most recent fiscal year ended November 30, 2022 are incorporated by reference to the Funds’ Annual Report to shareholders contained in the Funds’ Form N-CSR filed on February 7, 2023, which is incorporated by reference into this SAI.

Copies of the Funds’ Semi-Annual Report and Annual Report may be obtained free of charge by calling the Trust at (833) 999-2636 or by downloading a copy at https://www.EasterlyFunds.com/funds/. You may also obtain the Semi-Annual Report or Annual Report, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX A – RATINGS

DESCRIPTION OF MOODY’S GLOBAL LONG-TERM RATING SCALE

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY’S GLOBAL SHORT-TERM RATING SCALE

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

P-1. Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2. Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3. Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P LONG TERM ISSUE CREDIT RATINGS

S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

-	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

-	The nature and provisions of the financial obligation, and the promise we impute; and

-	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA. Obligations rated AAA have the highest rating assigned by S&P to a debt obligation. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. Obligations rated AA differ from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken obligor’s capacity to meet its financial commitment on the obligation.

BB, B, CCC, CC and C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. Obligations rated BB are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B. Obligations rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC. Obligations rated CCC are currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. Obligations rated CC are currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. Obligations rated C are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. Obligations rated D are in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring.

NR. This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

DESCRIPTION OF S&P SHORT TERM ISSUE CREDIT RATINGS

Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices.

A-1. Obligations rated A-1 are rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2. Obligations rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3. Obligations rated A-3 exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. Obligations rated B are regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C. Obligations rated C are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. Obligations rated D are in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring.

DESCRIPTION OF FITCH’S CREDIT RATING SCALES

Fitch Ratings publishes credit ratings that are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments, Structured finance ratings are issue ratings to securities backed by receivables or other financial assets that consider the obligations’ relative vulnerability to default.

Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). Fitch Ratings also publishes other ratings, scores and opinions. For example, Fitch provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/-for AA through CCC levels indicating relative differences of probability of default or recovery for issues.

The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its web page.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings, please refer to Fitch’s Ratings Transition and Default studies, which detail the historical default rates. The European Securities and Markets Authority also maintains a central repository of historical default rates. Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

Fitch will use credit rating scales to provide ratings to privately issued obligations or certain note issuance programs, or for private ratings using the same public scale and criteria. Private ratings are not published, and are only provided to the issuer or its agents in the form of a rating letter. The primary credit rating scales may also be used to provide ratings for a narrower scope, including interest strips and return of principal or in other forms of opinions such as Credit Opinions or Rating Assessment Services.

DESCRIPTION OF FITCH’S LONG TERM RATINGS

Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near Default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ord. execution of a distressed debt exchange on one or more material financial obligations.

D: Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category.

DESCRIPTION OF FITCH’S SHORT TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DESCRIPTION OF MOODY’S RATINGS OF US Municipal Short-Term Debt and Demand Obligation Ratings

Moody’s use the Municipal Investment Grade (“MIG”) scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support.

Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”. Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

DESCRIPTION OF S&P’S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

-	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

-	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated Prime-l by Moody’s is judged by Moody’s to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

Fitch’s commercial paper ratings represent Fitch’s assessment of the issuer’s ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

Duff & Phelps’ short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, banker’s acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

Each Fund has delegated responsibility to the Sub-Adviser or Easterly to vote proxies in accordance with the applicable Proxy Voting Policies and Procedures (all of which are attached hereto).

EASTERLY FUNDS LLC

PROXY VOTING GUIDELINES

September 2018

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

Easterly is committed to voting corporate proxies in the manner that best serves the interests of each Fund’s shareholders. Where required by law, the Fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”).

This statement sets forth the policies and procedures that Easterly Funds LLC (“Easterly”) follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by Easterly shall be subject to this Statement of Policies and Procedures.

I. Objectives

Voting rights are an important component of corporate governance. Easterly has three overall objectives in exercising voting rights:

A. Responsibility. Easterly shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. Easterly seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, Easterly seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

II. General Principles

In exercising voting rights, Easterly shall conduct itself in accordance with the general principles set forth below.

1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2. In exercising voting rights, Easterly shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4. In exercising voting rights on behalf of clients, Easterly shall conduct itself in the same manner as if Easterly were the constructive owner of the securities.

5. To the extent reasonably possible, Easterly shall participate in each shareholder voting opportunity.

6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

7. Easterly, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III. General Guidelines

Set forth below are general guidelines that Easterly shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, Easterly shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While Easterly may consider the views of third parties, Easterly shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Easterly shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Easterly may discount long-term views on a short-term holding).

IV. Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, Easterly must be guided by its reasonable judgment to vote in a manner that Easterly deems to be in the best interests of its clients.

A. Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, Easterly always favors compensation plans that align the interests of management and shareholders. Easterly generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. Easterly will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company’s executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B. Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, Easterly opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are Easterly’s guidelines on change of control issues:

Shareholder Rights Plans. Easterly acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. Easterly opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – Easterly votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C. Routine Issues

Director Nominees in a Non-Contested Election – Easterly generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – Easterly supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, Easterly generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D. Stock Related Items

Increase Additional Common Stock – Easterly’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1. creates a blank check preferred stock; or

2. establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. Easterly may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to Easterly.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, Easterly votes against adoption of a dual or multiple class capitalization structure.

E. Social Issues

Easterly believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F. Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V. Proxy Voting Procedures

Easterly shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which Easterly votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Senior Portfolio Manager of Easterly shall have responsibility for voting proxies. The Senior Portfolio Manager shall be responsible for ensuring that he is aware of all upcoming proxy voting opportunities. The Senior Portfolio Manager shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The CCO of Easterly shall have overall responsibility for ensuring that Easterly complies with all proxy voting requirements and procedures.

VI. Recordkeeping

The Senior Portfolio Manager shall be responsible for recording and maintaining the following information with respect to each proxy voted by Easterly:

*	Name of the company

*	Ticker symbol

*	CUSIP number

*	Shareholder meeting date

*	Brief identification of each matter voted upon

*	Whether the matter was proposed by management or a shareholder

*	Whether Easterly voted on the matter

*	If Easterly voted, then how Easterly voted

*	Whether Easterly voted with or against management

The CCO shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by Easterly and were deemed material to making a voting decision or that memorialized the basis for the decision.

VII. Conflicts of Interest

There may be situations in which Easterly may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

*	Business Relationships – This type of conflict would occur if Easterly or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of Easterly or its affiliate with the company or proponent.

*	Personal Relationships – Easterly or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

*	Familial Relationships – Easterly or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

*	Financial Based Materiality – Easterly presumes a conflict to be non-material unless it involves at least $500,000.

*	Non-Financial Based Materiality – Non-financial based materiality would impact the members of the Easterly portfolio management team, who are responsible for evaluating and making proxy voting decisions.

Finally, if a material conflict exists, Easterly shall vote in accordance with the advice of a proxy voting service. Easterly currently uses Broadridge to provide advice on proxy voting decisions.

Easterly’s CCO shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1. Identifying Conflicts – For purposes of monitoring personal or familial relationships, the CCO of Easterly shall receive on at least an annual basis from each member of the portfolio management team written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Portfolio management team members also shall agree in writing to advise the CCO of Easterly if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2. Identifying Materiality – The CCO of Easterly shall be responsible for determining whether a conflict is material. He shall evaluate financial-based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the portfolio management team shall be presumed to be material.

3. Communication with Senior Portfolio Manager; Voting of Proxy - Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the portfolio management team shall be presumed to be material, in which case Easterly again will vote its proxy based on the advice of Broadridge or other consulting firm then engaged by Easterly. The fact that a member of the portfolio management team personally owns securities issued by a company will not disqualify Easterly from voting common stock issued by that company, since the member’s personal and professional interests will be aligned.

In cases in which Easterly will vote its proxy based on the advice of Broadridge or other consulting firm then engaged by Easterly, the CCO of Easterly shall be responsible for ensuring that the Senior Portfolio Manager votes proxies in this manner.

The CCO of Easterly will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Easterly Funds

Proxies relating to portfolio securities held by any fund advised by Easterly shall be voted in accordance with this Statement of Policies and Procedures. The CCO of Easterly shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IV. Annual Review; Reporting

The CCO of Easterly shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the Board of Trustees and the CCO of the Mutual Fund.

Any violations of these policies and procedures shall be reported to the CCO of Easterly. If the violation relates to any fund advised by Easterly, the CCO of Easterly shall report such violation to the CCO of the Fund.

ORANGE INVESTMENT ADVISORS, LLC

(the “Firm”)

PROXY VOTING POLICIES AND PROCEDURES

September 27, 2017

The Firm provides investment advisory services to Orange Structured Credit Value Fund (the “Fund”). They invest the assets of the Fund in securities issued by public and private issuers. The Firm has authority to vote proxies relating to such securities on behalf of the Fund. These Proxy Voting Policies and Procedures (the “Policies”) set out the process by which the Firm will vote proxies for the securities owned by the Fund.

The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940. Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

The Proxy Committee of the Firm is responsible for making all proxy voting decisions in accordance with these Policies. The Portfolio Managers and Chief Compliance Officer of the Firm are members of the Proxy Committee. The Chief Compliance Officer is responsible for the actual voting of all proxies in a timely manner and for monitoring the effectiveness of the Policies. (See Section IV, “Procedures for Proxies.”)

The Policies attempt to generalize a complex subject. The Firm may, from time to time, determine that it is in the best interests of the Fund to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Chief Compliance Officer.

I.	General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of the Fund, as determined by the Firm in its discretion, and taking into account relevant factors, including, but not limited to:

●	the impact on the value of the securities;

●	the anticipated costs and benefits associated with the proposal;

●	the effect on liquidity; and

●	customary industry and business practices.

II.	Specific Policies

A.	Routine Matters

Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

For routine matters, the Firm will vote in accordance with the recommendation of the company’s directors, general partners, managing members or trustees (collectively, “Management”), unless, in the Firm’s opinion, such recommendation is not in the best interest of the Fund.

1.	General Matters

The Firm will generally vote for proposals:

●	to set time and location of annual meeting;

●	to change the fiscal year of the company; and

●	to change the name of a company.

2.	Board Members

a. Election or Re-Election. The Firm will generally vote on a case-by-case basis regarding Management proposals to elect or re-elect Board members.

b. Fees to Board Members. The Firm will generally vote on a case-by-case basis regarding proposals to increase fees paid to Board members, unless they determine that the compensation exceeds market standards.

3.	Capital Structure

The Firm will generally vote on a case-by-case basis regarding proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares.

4.	Appointment of Auditors

The Firm will generally vote for the approval of auditors and proposals authorizing the Board to fix auditor fees, unless:

●	the Firm has serious concerns about the accountants presented, including their independence, or the audit procedures used; or

●	the auditors are being changed without explanation.

B.	Non-Routine Matters

Non-routine matters involve a variety of issues and may be proposed by Management or beneficial owners (e.g., shareholders) of a company (the “Owners”). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

1.	Board Members

a. Term Limits. The Firm will generally vote for proposals to require a reasonable retirement age for a company’s board members, and will vote on a case-by-case basis on proposals to attempt to limit tenure.

b. Replacement. The Firm will generally vote against proposals that make it more difficult to replace board members of a company, including proposals:

●	to stagger the board;

●	to overweight Management representation on the board;

●	to introduce cumulative voting;

●	to introduce unequal voting rights;

●	to create supermajority voting; or

●	to establish pre-emptive rights.

c. Liability and Indemnification. In order to promote accountability, the Firm will generally vote against proposals to limit the personal liability of board members for any breach of fiduciary duty or failure to act in good faith.

d. Ownership Issues. The Firm will generally vote for proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management’s interests with the interests of the company’s Owners. However, the Firm will generally vote against proposals for stock options or other compensation that grant an ownership interest for Management if such proposals offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other Owners of the company.

e. Executive and/or Director Stock Option Plans. The Firm will generally vote on a case-by-case basis regarding proposals to grant stock options to Management and/or executive or nonexecutive Directors.

f. Repricing Options. To maximize the likelihood that option grants align the interests of recipients with those of a company’s Owners, the Firm will generally vote against any stock option plan that has repriced any previous options grants in the previous three years.

2.	Compensation, Fees and Expenses

In general, the Firm will vote against proposals to increase compensation, fees or expenses to be paid to the company’s Owners, unless the Firm determines that the benefits resulting to the company and its Owners justifies the increased compensation, fees or expenses.

3.	Voting Rights

The Firm will generally vote against proposals:

●	to introduce unequal voting or dividend rights among the classes;

●	to change the amendment provisions of a company’s charter documents by removing Owner approval requirements;

●	to require supermajority approval for votes rather than a simple majority;

●	to restrict the Owners’ right to act by written consent; or

●	to restrict the Owners’ right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate Board members.

The Firm will generally vote for proposals that eliminate any of the foregoing rights or requirements.

4.	Takeover Defenses and Related Actions

The Firm will generally vote against any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including “poison pills”. Examples of “poison pills” include:

●	large increases in the amount of stock authorized but not issued;

●	blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the board of a company at a future date without further action by Owners);

●	compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or “golden parachutes”;

●	fixed price amendments that require a certain price to be offered to all Owners based on a fixed formula; and

●	greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

The Firm will generally vote for proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

●	require that golden parachutes or golden handcuffs be submitted for ratification by Owners; and

●	to opt out of state anti-takeover laws deemed by the Firm to be detrimental.

The Firm will generally vote on a case-by-case basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

5.	Reincorporation

The Firm will generally vote for a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of any controlling company), but will generally vote on a case-by-case basis regarding a change in the country of incorporation.

6.	Debt Issuance and Pledging of Assets for Debt

The Firm will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a case-by-case basis, taking into consideration relevant factors, including, for example:

●	the potential increase in the company’s outstanding interests or shares, if any (e.g., convertible bonds); and

●	the potential increase in the company’s capital, if any, over the current outstanding capital.

7.	Mergers or Acquisitions

The Firm will vote proxies relating to mergers or acquisitions on a case-by-case basis, but will generally vote for any proposals that the Firm believes will offer fair value to its clients.

8.	Termination or Liquidation of the Company

The Firm will vote proxies relating to the termination or liquidation of a company on a case-by-case basis, taking into consideration one or more of the following factors:

●	terms of liquidation;

●	past performance of the company; and

●	strategies employed to save the company.

9.	Social & Environmental Issues and Corporate Responsibility

The Firm will vote proxies relating to social and environmental issues on a case-by-case basis, but will generally vote for any proposals that will reduce discrimination or increase conservation of resources and wildlife.

The Firm will generally vote against any proposals that place arbitrary restrictions on the company’s ability to invest, market, enter into contractual arrangements or conduct other activities. The Firm will also generally vote against proposals:

●	to bar or restrict charitable contributions; or

●	to limit corporate political activities.

10.	All Other Matters

All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

C.	Abstaining from Voting or Affirmatively Not Voting

The Firm will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Fund. In making such a determination, the Firm will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy; and (iii) whether the Firm has sold the underlying securities since the record date for the proxy. The Firm will not abstain from voting or affirmatively decide not to vote a proxy for a fund that is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended. Furthermore, the Firm will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

III.	Conflicts of Interest

At times, conflicts may arise between the interests of the Fund, on the one hand, and the interests of the Firm or its affiliates, on the other hand. If a person associated with the Firm, the Fund, or their affiliates is a member of the board of directors of an issuer of a security that is the subject of a proxy vote, or if the Firm otherwise determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Firm will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies;

B. If the Firm believes it is in the best interest of the funds to depart from the specific policies provided for herein, the Firm will be subject to the requirements of C, D, or E below, as applicable;

C. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, the Firm may vote such proxy as it determines to be in the best interest of the funds, without taking any action described in D below (except to the extent that E below applies), provided that such vote would be against the Firm’s own interests in the matter (i.e., against the perceived or actual conflict). The Firm will memorialize the rationale of such vote in writing; and

D. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, and the Firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Firm must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the funds, as applicable; (c) in the case of a private fund, inform the investors in the fund of the conflict of interest and obtain the consent of a majority in interest to vote the proxy as recommended by the Firm; or (d) obtain approval of the decision from Chief Compliance Officer or third party legal advisors.

E. If the proxy proposal involves a security of a company of which a person associated with the Firm, the Fund, or their affiliates is a member of the board of directors, and the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, then the Firm shall abstain from voting that proxy.

IV.	Procedures for Proxies

The Proxy Committee will be responsible for determining whether each proxy is for a “routine” matter or not, as described above. All proxies identified as “routine” will be voted by the President in accordance with the Policies, unless the Policies indicate that the Firm will consider the applicable matter on a case-by-case basis, in which case the matter will be submitted to the Proxy Committee, as set out below.

Any proxies that are not clearly “routine” will be submitted to the Proxy Committee, and the Proxy Committee will determine how to vote each such proxy by applying the Policies. Upon making a decision, the proxy will be executed and returned for submission to the company. Upon receipt of an executed proxy, the Chief Compliance Officer will update the applicable Fund’s proxy voting record.

In the event the Firm determines that the Fund should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Firm will submit the proxy to such third party or committee for a decision. The Chief Compliance Officer will execute the proxy in accordance with such third party’s or committee’s decision.

V.	Record of Proxy Voting

The Chief Compliance Officer also will maintain, assure that the Firm maintains, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The President will also maintain or assure that the Firm maintains, records relating to each proxy, including (i) the determination as to whether the proxy was routine or not, (ii) the voting decision with regard to each proxy; and (iii) any documents created by the Proxy Committee, or others, that were material to making the voting decision.

The Firm will maintain records of each written request from an investor in the Fund for proxy voting information and the Firm’s written response to any request (oral or written) from an investor in the Fund for proxy voting information.

The Firm will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

PART C

OTHER INFORMATION

Item 28. EXHIBITS

(a)(1)	Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(a)(2)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(a)(3)	Amended Schedule A to the Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2022.

(b)	Bylaws of the Registrant are incorporated herein by reference to the Registrant’s initial Registration Statement filed on October 23, 2020.

(c)	Agreement and Declaration of Trust: Articles II, VI, VII, VIII, and IX; and Bylaws: Articles IV, V, and VI define the rights of security holders.

(d)(1)	Investment Advisory Agreements by and between the Registrant, on behalf of Easterly Global Real Estate Fund, Easterly Hedged Equity Fund, Easterly Total Hedge Portfolio, and Easterly Income Opportunities Fund, and Easterly Funds LLC (formerly known as James Alpha Advisors, LLC) is incorporated by reference to the Registrant’s Registration Statement filed on March 22, 2021.

(d)(2)	Operating Expense Limitation Agreement by and between the Registrant, on behalf of Easterly Global Real Estate Fund, Easterly Hedged Equity Fund, Easterly Total Hedge Portfolio, and Easterly Income Opportunities Fund, and Easterly Funds LLC is filed herewith.

(d)(3)	Amended and Restated Investment Sub-Advisory Agreement by and between Easterly Funds LLC and Orange Investment Advisors, LLC for Easterly Income Opportunities Fund is incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

(d)(4)	Investment Sub-Advisory Agreement by and between Easterly Funds LLC and Ranger Global Real Estate Advisors, LLC for Easterly Global Real Estate Fund is incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

(d)(5)	Operating Expense Limitation Agreement by and between the Registrant, on behalf of Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund, and Easterly Investment Partners LLC is incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

(d)(6)	Amended and Restated Investment Sub-Advisory Agreement by and between Easterly Funds LLC and EAB Investment Group, LLC for Easterly Hedged Equity Fund is incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

(d)(7)	Reserved.

(d)(8)	Reserved.

(d)(9)	Reserved.

(d)(10)	Form of Cayman Subsidiary Investment Advisory Agreement by and between James Alpha Total Hedge Cayman Fund LTD. and James Alpha Advisors, LLC is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(d)(11)	Investment Management Agreements by and between the Registrant, on behalf of the Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund, and Easterly Investment Partners LLC are incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

(e)(1)	Distribution Agreement by and between the Registrant and the Distributor is incorporated by reference to the Registrant’s Registration Statement filed on March 22, 2021.

(e)(2)	Amendment No. 1 to the Distribution Agreement by and between the Registrant and the Distributor is incorporated by reference to the Registrant’s Registration Statement filed on June 28, 2022.

(f)	Not applicable.

(g)	Custodian Agreement by and between the Registrant and the Custodian is incorporated by reference to the Registrant’s Registration Statement filed on September 13, 2021.

(h)(1)	Master Services Agreement by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on March 22, 2021.

(h)(2)	Amendment No. 1 to the Administration Agreement by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2022.

(h)(3)	Amendment No. 2 to the Administration Agreement by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on June 28, 2022.

(h)(4)	Form of Derivatives Risk Management Program Support Services Addendum by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2022.

(i)(1)	Opinion and Consent of Counsel is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(i)(2)	Opinion and Consent of Counsel is incorporated by reference to the Registrant’s Registration Statement filed on September 13, 2021.

(j)	Consent of independent registered public accounting firm is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Amended Distribution and Shareholder Services Plan regarding Class A shares is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2022.

(m)(2)	Amended Distribution and Shareholder Services Plan regarding Class C shares is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2022.

(m)(3)	Distribution and Shareholder Services Plan regarding Class A shares with respect to the Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund is incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

(m)(4)	Distribution and Shareholder Services Plan regarding Class C shares with respect to the Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund is incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

(n)(1)	Rule 18f-3 Plan is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(n)(2)	Exhibit A to Rule 18f-3 Plan is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2022.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(p)(2)	Code of Ethics for Easterly Funds LLC is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(p)(3)	Code of Ethics for the Distributor is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(p)(4)	Code of Ethics for Orange Investment Advisors, LLC is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(p)(5)	Code of Ethics for Ranger Global Real Estate Advisors, LLC is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(p)(6)	Code of Ethics for EAB Investment Group, LLC is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(p)(7)	Code of Ethics for Easterly Investment Partners LLC is incorporated by reference to the Registrant’s Registration Statement filed on September 10, 2021.

(q)	Powers of Attorney are incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(q)(1)	Power of Attorney for A. Clayton Spencer is filed herewith.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

The Easterly Total Hedge Portfolio, a series of the Registrant, wholly owns and controls James Alpha Total Hedge Cayman Fund Ltd., a company organized under the laws of the Cayman Islands. The James Alpha Total Hedge Cayman Fund Ltd.’s financial statements are and will be included on a consolidated basis in Easterly Total Hedge Portfolio’s annual and semi-annual reports to shareholders.

Item 30. INDEMNIFICATION.

Reference is made to Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

See “Management of the Trust” in the Prospectus and “Investment Advisory Services” in the Statement of Additional Information regarding the business of the investment advisers. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment advisers, reference is made to the Form ADV of Easterly Funds LLC, No. 801-106805, the Form ADV of Easterly Investment Partners LLC, No. 801-114563, the Form ADV of EAB Investment Group, LLC, File No. 801-96306, the Form ADV of Ranger Global Real Estate Advisors, LLC, File No. 801-108081, and the Form ADV of Orange Investment Advisers, LLC, File No. 801-111976 filed under the Investment Advisers Act of 1940, and Schedules D and F thereto, incorporated by reference into this Registration Statement.

Item 32. PRINCIPAL UNDERWRITERS.

(a)	Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for Hussman Investment Trust, Schwartz Investment Trust, Ave Maria Mutual Funds, Williamsburg Investment Trust, The Investment House Funds, F/m Funds Trust, Chesapeake Investment Trust, The Cutler Trust, CM Advisors Family of Funds, AlphaMark Investment Trust, Papp Investment Trust, Eubel Brady & Suttman Mutual Fund Trust, The Conestoga Funds, Centaur Mutual Funds Trust, Caldwell & Orkin Funds, Inc., Ultimus Managers Trust, Oak Associates Funds, Segall Bryant & Hamill Trust, Red Cedar Fund Trust, Yorktown Funds, Bruce Fund, Inc., Commonwealth International Series Trust, Capital Series Trust, Unified Series Trust, Valued Advisers Trust, HC Capital Trust, Index Funds, Waycross Independent Trust, Volumetric Fund, MSS Series Trust, Copley Funds, Inc., VELA Funds, Tactical Investment Series Trust, and Connors Funds, James Advantage Funds, Rocky Mountain Opportunity Trust, American Asset Management, Hunter Capital Management, Peachtree Alternative Strategies Fund, Cross Shore Discovery Fund, Lind Capital Partners Municipal Credit Income Fund, Fairway Private Equity & Venture Capital Opportunities Fund, Dynamic Alternatives Fund, Cantor Fitzgerald Sustainable Infrastructure Fund, and Flat Rock Enhanced Income Fund.

(b)	The following list sets forth the directors and executive officers of the Distributor:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Chief Compliance Officer, FINOP & Anti-Money Laundering Officer	None
Melvin Van Cleave	Chief Technology Officer and Chief Information Security Officer	None
Douglas K. Jones	Vice President	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

Item 33. LOCATION OF ACCOUNTS AND RECORDS.

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (records relating to its functions as Registrant’s fund accountant and transfer agent).

Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 (records relating to its administration function and Registrant’s Minutes).

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (records as distributor).

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110 (records relating to its function as custodian).

Records required by 31a-1(b) (9) and (b) (10) will be maintained on behalf of the following Funds by their respective Advisers:

Easterly Total Hedge Portfolio	Easterly Funds, LLC 515 Madison Avenue, 24th Fl. New York, New York 10022
Easterly Global Real Estate Fund	Easterly Funds LLC 515 Madison Avenue, 24th Fl. New York, New York 10022
Ranger Global Real Estate Advisors, LLC 405 Lexington Ave, Suite 3401 New York, NY 10174
Easterly Hedged Equity Fund	Easterly Funds LLC 515 Madison Avenue, 24th Fl. New York, New York 10022
EAB Investment Group, LLC 103 Carnegie Center, Suite 300 Princeton, New Jersey 08540
Easterly Income Opportunities Fund	Easterly Funds LLC 515 Madison Avenue, 24th Fl. New York, New York 10022
Orange Investment Advisers, LLC 243 W. Park Avenue, Suite 201 Winter Park, Florida 32789
Easterly Snow Small Cap Value Fund Easterly Snow Long/Short Opportunity Fund	Easterly Investment Partners LLC 138 Conant Street Beverly, MA 01915

Item 34. MANAGEMENT SERVICES.

Not Applicable.

Item 35. UNDERTAKINGS.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Cambridge, and State of Massachusetts, on the 30th day of March, 2023.

JAMES ALPHA FUNDS TRUST

By:	/s/ Darrell Crate*
Name:	Darrell Crate
Title:	President and Chairperson

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Darrell Crate* Darrell Crate	President, Trustee and Chairperson of the Board (principal executive officer)	March 30, 2023

/s/ Michael J. Montague* Michael J. Montague	Treasurer (principal financial officer)	March 30, 2023

/s/ Neil Medugno* Neil Medugno	Trustee	March 30, 2023

/s/ A. Clayton Spencer* A. Clayton Spencer	Trustee	March 30, 2023

* By:	/s/ Timothy Burdick
Timothy Burdick, Attorney-in-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

(d)(2)	Operating Expense Limitation Agreement
(j)	Consent of independent registered public accounting firm
(q)(1)	Power of Attorney